UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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FedEx Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2014 Annual Meeting
of Stockholders

Monday, September 29, 2014
8:00 a.m. local time

FedEx Express World Headquarters
Auditorium
3670 Hacks Cross Road, Building G
Memphis, Tennessee 38125

INFORMATION ABOUT THE ANNUAL MEETING

Voting Matters and Board Recommendations

FedEx’s Board of Directors is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2014 Annual Meeting of Stockholders. Our stockholders will be voting on the following matters at the annual meeting:

	Board’s
Matter	Recommendation	Page
Proposal 1: Election of directors	For	14
Proposal 2: Advisory vote to approve named executive officer compensation	For	52
Proposal 3: Ratification of the appointment of the independent registered
public accounting firm	For	56
Proposals 4 – 8: Stockholder proposals	Against	58

Stockholders also will consider any other matters that may properly come before the meeting.

How to Cast Your Vote and Annual Meeting Admission

If you are a registered stockholder, you can vote by any of the following methods:

Online www.investorvote.com/FEDX through 09/28/2014	By Phone 1-800-652-VOTE (8683) through 09/28/2014	Proxy Card Completing, signing and returning your proxy card	In Person With a ticket or proof of ownership and a valid photo identification

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “bank or broker”), along with a voting instruction form. To direct your bank or broker how to vote your shares, complete, sign and return the voting instruction form in the envelope provided or follow the instructions provided to you for voting your shares by telephone or on the Internet. To ensure your shares are voted in the way you would like, you must provide voting instructions by the deadline provided in the materials you receive from your bank or broker. As a beneficial owner, in order to be able to vote your shares at the meeting, you must obtain a legal proxy from your bank or broker and bring it with you to hand in with your signed ballot.

If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of FedEx common stock as of the record date, and a valid government-issued photo identification. The indicated portion of your proxy card or voting instruction form or the ticket accompanying your voting instruction form will serve as your admission ticket. If you are a registered stockholder and receive your proxy materials electronically, you should follow the instructions provided to print a paper admission ticket.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or about August 18, 2014.

2014 Proxy Statement       i

Effect of Not Casting Your Vote

If you are a registered stockholder and you do not sign and return your proxy card or vote electronically on the Internet or by telephone, no votes will be cast on your behalf on any of the items of business at the meeting.

If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm, but will not be allowed to vote your shares on any of the other proposals.

General Information

The principal executive offices of FedEx Corporation are located at 942 South Shady Grove Road, Memphis, Tennessee 38120.

FedEx’s Annual Report to Stockholders for the fiscal year ended May 31, 2014, which includes FedEx’s fiscal 2014 audited consolidated financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Christine P. Richards, FedEx’s Executive Vice President, General Counsel and Secretary, and Alan B. Graf, Jr., FedEx’s Executive Vice President and Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

Reduce Mailing Costs

If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

ii       2014 Proxy Statement

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Corporate Governance Matters (see page 1)

FedEx’s strong and independent Board of Directors effectively oversees our management and provides vigorous oversight of FedEx’s business and affairs in support of our mission of producing superior financial returns for our shareowners by providing high value-added logistics, transportation and related business services through focused operating companies. The Board is currently comprised of 13 members — a combined Chairman and Chief Executive Officer, the Lead Independent Director and 11 other independent, active and effective directors of equal importance and rights.

The Board believes that this current leadership structure provides the most effective governance of FedEx’s business and affairs for the long-term benefit of stockholders and promotes a culture and reputation of the highest ethics, integrity and reliability.

You can find detailed information about our corporate governance policies and practices in the Corporate Governance Matters section of the proxy statement. You can also access our corporate governance documents in the Governance & Citizenship section of the Investor Relations page of our website at http://investors.fedex.com.

Corporate Governance Facts

Majority Voting for Directors	Yes
Annual Election of All Directors	Yes
Diverse Board	Yes
Annual Board and Committee Self-Evaluations	Yes
Separate Chairman & CEO	No
Lead Independent Director	Yes
Independent Directors Meet Regularly Without Management Present	Yes
Annual Independent Director Evaluation of Chairman and CEO	Yes
Code of Business Conduct and Ethics Applicable to Directors	Yes
Nominating & Governance Committee Composed of Independent Directors	Yes
Stock Ownership Goal for Directors and Senior Officers	Yes
Size of Board*	13
Number of Independent Directors*	12
Average Age of Directors*	59
Average Director Tenure (in years)*	10

*   As of August 18, 2014

2014 Proxy Statement       iii

Voting Matters and Board Recommendations

Proposal 1 – Election of Directors (see page 14)

You are being asked to elect the 12 nominees named in this proxy statement as directors for a term of one year. Other than Steven R. Loranger, each of our current directors is standing for reelection.

Our Board recommends that you vote FOR the election of each of the twelve nominees.

Director Nominees (see page 15)

Director Nominee	Age	Director Since	Independent	Position	Other public directorships	AC	ITOC	CC	NGC
Frederick W. Smith	70	1971		Chairman, President and
				Chief Executive Officer of
				FedEx Corporation
James L. Barksdale	71	1999	✓	Chairman and President	Time Warner Inc.		C		✓
				of Barksdale Management
				Corporation
John A. Edwardson	65	2003	✓	Former Chairman and Chief	ACE Limited,	C
				Executive Officer of CDW	Rockwell Collins, Inc.
				Corporation
Marvin R. Ellison	49	2014	✓	Executive Vice President –	H&R Block, Inc.			✓	(1)
				U.S. Stores of The Home Depot, Inc.
Kimberly A. Jabal	45	2013	✓	Chief Financial Officer of		(2)	✓
				Path, Inc.
Shirley Ann Jackson	68	1999	✓	President of Rensselaer	International Business Machines			✓	✓
				Polytechnic Institute	Corporation, Marathon Oil
					Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated
Gary W. Loveman	54	2007	✓	Chairman, President and	Caesars Entertainment	✓			(1)
				Chief Executive Officer of Caesars Entertainment Corporation	Corporation, Coach, Inc.
R. Brad Martin	62	2011	✓	Chairman of RBM Venture	Chesapeake Energy	✓	✓
				Company	Corporation, First Horizon
					National Corporation
Joshua Cooper	45	2011	✓	Vice Chairman of Kissinger	Starbucks Corporation	✓	✓
Ramo				Associates, Inc.
Susan C. Schwab	59	2009	✓	Professor at the University of	The Boeing Company, Caterpillar		✓	✓
				Maryland School of Public Policy, Former U.S. Trade Representative	Inc.
David P. Steiner	54	2009	✓	Chief Executive Officer of	TE Connectivity Ltd., Waste				C
				Waste Management, Inc.	Management, Inc.
Paul S. Walsh	59	1996	✓	Chairman of Compass	Avanti Communications Group			✓(3)	✓(3)
				Group PLC	plc (Chairman), Compass Group PLC (Chairman), RM2 International S.A., Ontex Group NV, Unilever PLC
(1)	If elected, Messrs. Ellison and Loveman will become members of the Nominating & Governance Committee.
(2)	If elected, Ms. Jabal will become a member of the Audit Committee.
(3)	If elected, Mr. Walsh will replace Mr. Loranger as the Compensation Committee Chairman and will no longer be a member of the Nominating & Governance Committee.

iv       2014 Proxy Statement

Director Experience, Qualifications, Attributes and Skills (see page 14)

The Board believes that it is desirable that the following experience, qualifications, attributes and skills be possessed by one or more of FedEx’s Board members because of their particular relevance to the company’s business and structure, and these were all considered by the Board in connection with this year’s director nomination process:

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation (see page 52)

Our executive compensation program is designed not only to retain and attract highly qualified and effective executives, but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of stockholders and reward them for doing so. We believe that there should be a strong relationship between pay and corporate performance, and our executive compensation program reflects this belief.

The Compensation Discussion and Analysis, Summary Compensation Table and related compensation tables and narrative provide detailed information on the compensation of our named executive officers, and can be found on pages 20 through 51. We believe this information demonstrates that our executive compensation program promotes the best interests of FedEx and our shareowners by enabling FedEx to retain and attract talented executive management, while ensuring that they are compensated in such a manner as to sustain and enhance long-term shareowner value.

In the 2013 advisory vote, 95.4% of the voted shares supported the compensation of our named executive officers.

Our Board recommends that you vote FOR this proposal.

Proposal 3 – Ratify the Appointment of Ernst & Young LLP as FedEx’s Independent Registered Public Accounting Firm (see page 56)

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and has specific policies in place to ensure its independence. The Audit Committee has appointed Ernst & Young LLP (“Ernst & Young”) to serve as FedEx’s independent registered public accounting firm for fiscal 2015. Ernst & Young has been our independent registered public accounting firm since 2002.

Fees paid to Ernst & Young for fiscal 2014 and 2013 are detailed on page 56.

Representatives of Ernst & Young will be present at the meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Our Board recommends that you vote FOR this proposal.

Proposals 4 – 8: Five Stockholder Proposals, if properly presented (see pages 58 - 71)

Five stockholder proposals are expected to be presented for a vote at the annual meeting.

Our Board recommends that you vote AGAINST each of these proposals.

2014 Proxy Statement       v

Notice of Annual Meeting of Stockholders To Be Held September 29, 2014

To Our Stockholders:

We cordially invite you to attend the 2014 annual meeting of FedEx’s stockholders. The meeting will take place in the auditorium at the FedEx Express World Headquarters, 3670 Hacks Cross Road, Building G, Memphis, Tennessee 38125, on Monday, September 29, 2014, at 8:00 a.m. local time. We look forward to your attendance either in person or by proxy.

The purposes of the meeting are to:

1.	Elect the twelve nominees named in the proxy statement as FedEx directors;
2.	Hold an advisory vote to approve named executive officer compensation;
3.	Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2015;
4.	Act upon five stockholder proposals, if properly presented at the meeting; and
5.	Transact any other business that may properly come before the meeting.

Members of FedEx’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Only stockholders of record at the close of business on August 4, 2014, may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors, Christine P. Richards Executive Vice President, General Counsel and Secretary

August 18, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2014: The following materials are available on the Investor Relations page of the FedEx website at http://investors.fedex.com:

  The Notice of Annual Meeting of Stockholders To Be Held September 29, 2014;
  The proxy statement; and
  FedEx’s Annual Report to Stockholders for the fiscal year ended May 31, 2014.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

2014 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

FedEx Corporate Governance

Our Board of Directors and management team are committed to achieving and maintaining high standards of corporate governance, as well as a culture of and reputation for the highest levels of ethics, integrity and reliability. We periodically review our governance policies and practices against evolving standards and make changes as appropriate. We also value the perspectives of our stockholders and other stakeholders, including our employees and the communities in which we operate, and take steps to implement their points of view where warranted.

In considering possible modifications of our corporate governance policies and practices, our Board and management focus on those changes that are appropriate for our company and our industry, rather than adopting a one-size-fits-all approach. Our focus is on the best long-term interests of our company, our stockholders and our stakeholders.

The following sections summarize our corporate governance policies and practices, including our Board leadership structure, our criteria for director selection and the responsibilities and activities of our Board and its committees. Our corporate governance documents, including our Corporate Governance Guidelines, our Board committee charters and our Code of Business Conduct and Ethics, are available in the Governance & Citizenship section of the Investor Relations page of our website at http://investors.fedex.com.

Board Leadership Structure

The leadership structure of our Board of Directors includes (i) a combined Chairman of the Board and Chief Executive Officer, (ii) independent, active and effective directors of equal importance and rights, who all have the same opportunities and responsibilities in providing vigorous oversight of the effectiveness of management policies and (iii) a Lead Independent Director. The Chairperson of the Nominating & Governance Committee, who is elected annually by a majority of the independent Board members, serves as the Lead Independent Director. The Board believes that FedEx has been and continues to be well served by having the company’s founder, Frederick W. Smith, serve as both Chairman of the Board and Chief Executive Officer. The current Board leadership model, when combined with the composition of the Board, the strong leadership of our independent directors, Board committees and Lead Independent Director, and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of FedEx’s business and affairs.

The Board believes that FedEx’s Bylaws and Corporate Governance Guidelines help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain FedEx’s commitment to the highest quality corporate governance. Under our Bylaws and Corporate Governance Guidelines, the Board maintains the following long-standing practices, in addition to those described above:

  Directors Stand for Election Annually By Majority Vote. Under our Bylaws, all members of our Board of Directors are elected annually. In addition, our Bylaws require that we use a majority-voting standard in uncontested director elections in which a director nominee must receive more votes cast “for” than “against” in order to be elected.
  Our Non-Management Directors Hold Regular Executive Sessions. Our non-management Board members meet at regularly scheduled executive sessions without management present in conjunction with each in-person Board meeting. The Lead Independent Director conducts and presides at these meetings. At least once a year, such meetings include only the independent members of the Board. In addition, the Lead Independent Director may call such meetings of the non-management Board members as he or she deems necessary or appropriate, may also be designated to preside at any Board or stockholder meeting and presides at all Board meetings at which the Chairman of the Board and Chief Executive Officer is not present.
  Board Members May Submit Agenda Items/Information Requests. Each Board member may place items on the agenda for Board meetings, raise subjects that are not on the agenda for that meeting or request information that has not otherwise been provided to the Board. Additionally, the Lead Independent Director reviews and approves all Board meeting schedules and agendas and consults with the Chairman of the Board and Chief Executive Officer regarding other information sent to the Board in connection with Board meetings or other Board action.

2014 Proxy Statement       1

CORPORATE GOVERNANCE MATTERS

  Our Board Members Interact With Management. Consistent with our philosophy of empowering each member of our Board of Directors, each Board member has complete and open access to any member of management and to the chairman of each Board committee for the purpose of discussing any matter related to the work of such committee. The Lead Independent Director also serves as a liaison, but not a buffer, between the Chairman of the Board and Chief Executive Officer and independent Board members.
  Our Directors Are Encouraged to Interact With Stockholders. If any of our major stockholders asks to speak with any Board member on a matter related to FedEx, we encourage that director to make himself or herself available and will facilitate such interaction. Additionally, the Lead Independent Director is available to communicate with stockholders, as appropriate, if requested by such stockholders.
  Our Directors Can Request Special Board Meetings. Special meetings of the Board can be called by the Chairman of the Board and Chief Executive Officer or at the request of two or more directors.
  The Board or Any Board Committee Can Retain Independent Advisors. The Board and each Board committee have the authority to retain independent legal, financial and other advisors as they deem appropriate.
  Our Directors Conduct Annual Evaluations. Our directors evaluate the Board’s processes on an annual basis to ensure, among other things, that its leadership structure remains effective, that Board and committee meetings are conducted in a manner that promotes candid and constructive dialog and that sufficient time has been allocated for such meetings.

Board Risk Oversight

The Board of Directors’ role in risk oversight at FedEx is consistent with the company’s leadership structure, with management having day-to-day responsibility for assessing and managing the company’s risk exposure and the Board and its committees providing oversight in connection with those efforts, with particular focus on ensuring that FedEx’s risk management practices are adequate and regularly reviewing the most significant risks facing the company. The Board performs its risk oversight role by using several different levels of review. Each Board meeting begins with a strategic overview by the Chairman of the Board, President and Chief Executive Officer that describes the most significant issues, including risks, affecting the company, and also includes business updates from each reporting segment CEO. In addition, at least annually, the Board reviews in detail the business and operations of each of the company’s reporting segments, including the primary risks associated with that segment. The Board also reviews the risks associated with the company’s financial forecasts and annual business plan.

Additionally, risks are identified and managed in connection with the company’s robust enterprise risk management (“ERM”) process. Our ERM process provides the enterprise with a common framework and terminology to ensure consistency in identification, reporting and management of key risks. The ERM process is embedded in our strategic financial planning process, which ensures explicit consideration of risks that affect the underlying assumptions of strategic plans and provides a platform to facilitate integration of risk information in business decision-making.

The Board has delegated to each of its committees responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility. For example:

  The Audit Committee reviews and discusses with management the company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures.
  The Compensation Committee reviews and discusses with management the relationship between the company’s compensation policies and practices and the company’s risk management, including the extent to which those policies and practices create or decrease risks for the company.
  The Information Technology Oversight Committee reviews and discusses with management the quality and effectiveness of the company’s information technology systems and processes, including the extent to which those systems and processes provide cybersecurity and protect the company from technology-related risks.
  The Nominating & Governance Committee reviews and discusses with management the implementation and effectiveness of the company’s compliance and ethics programs, including the Code of Business Conduct and Ethics and the employee hotline program.

In addition, the Audit Committee is responsible for reviewing and discussing with management the guidelines and policies that govern the processes by which the company assesses and manages its exposure to all risk, including our ERM process. The ERM process culminates in an annual presentation to the Audit Committee on the key enterprise risks facing FedEx.

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CORPORATE GOVERNANCE MATTERS

Executive Management Succession Planning

The Board of Directors has in place an effective planning process to select successors to the Chairman of the Board, President and Chief Executive Officer and other members of executive management. The Nominating & Governance Committee, in consultation with the Chairman of the Board, President and Chief Executive Officer, annually reports to the Board on executive management succession planning. The entire Board works with the Nominating & Governance Committee and the Chairman of the Board, President and Chief Executive Officer to evaluate potential successors to the CEO and other members of executive management. Through this process, the Board receives information that includes qualitative evaluations of potential successors to the CEO and other executives. As noted above, each Board member has complete and open access to any member of management. We believe that this enhances the Board’s oversight of succession planning. The Chairman of the Board, President and Chief Executive Officer periodically provides to the Board his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. Additionally, the Board periodically reviews and revises as necessary the company’s emergency management succession plan, which details the actions to be taken by specific individuals in the event a member of executive management suddenly dies or becomes incapacitated.

Director Independence

The Board of Directors has determined that each member of the Audit, Compensation and Nominating & Governance Committees and, with the exception of Frederick W. Smith, each of the Board’s current members (James L. Barksdale, John A. Edwardson, Marvin R. Ellison, Kimberly A. Jabal, Shirley Ann Jackson, Steven R. Loranger, Gary W. Loveman, R. Brad Martin, Joshua Cooper Ramo, Susan C. Schwab, David P. Steiner and Paul S. Walsh) is independent and meets the applicable independence requirements of the New York Stock Exchange (including the additional requirements for Audit Committee and Compensation Committee members) and the Board’s more stringent standards for determining director independence. Mr. Smith is FedEx’s Chairman of the Board, President and Chief Executive Officer.

Under the Board’s standards of director independence, which are included in FedEx’s Corporate Governance Guidelines, a director will be considered independent only if the Board affirmatively determines that the director has no direct or indirect material relationship with FedEx, other than as a director. The standards set forth certain categories or types of transactions, relationships or arrangements with FedEx, as follows, each of which (i) is deemed not to be a material relationship with FedEx, and thus (ii) will not, by itself, prevent a director from being considered independent:

  Prior Employment of Director. The director was employed by FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.
  Prior Employment of Immediate Family Member. An immediate family member was an officer of FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.
  Current Employment of Immediate Family Member. An immediate family member is employed by FedEx in a non- officer position, or by FedEx’s independent auditor not as a partner and not personally working on FedEx’s audit.
  Interlocking Directorships. An executive officer of FedEx served on the board of directors of a company that employed the director or employed an immediate family member as an executive officer, and over five years have passed since either such relationship ended.
  Transactions and Business Relationships. The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that makes or has made payments to, or receives or has received payments (other than contributions, if the company is a tax-exempt organization) from, FedEx for property or services, and the amount of such payments has not within any of such other company’s three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of such other company’s consolidated gross revenues for such year.
  Indebtedness. The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that is indebted to FedEx or to which FedEx is indebted, and the aggregate amount of such debt is less than one percent (or $1 million, whichever is greater) of the total consolidated assets of the indebted company.
  Charitable Contributions. The director is a trustee, fiduciary, director or officer of a tax-exempt organization to which FedEx contributes, and the contributions to such organization by FedEx have not within any of such organization’s three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of such organization’s consolidated gross revenues for such year.

2014 Proxy Statement       3

CORPORATE GOVERNANCE MATTERS

The Board broadly considered all relevant facts and circumstances, including the following immaterial transactions, relationships and arrangements:

  Mr. Barksdale served as an officer of FedEx, but he left the company well over five years ago (his employment at FedEx ended in 1992).
  In the ordinary course of business, FedEx makes purchases from Waste Management, Inc., an entity for which Mr. Steiner serves as Chief Executive Officer. The amount of the payments made by FedEx to Waste Management has not within any of its three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of its consolidated gross revenues for such year.
  Mr. Smith has made a passive investment (holding a less-than-5% equity interest) in a privately held entity with which Mr. Barksdale is affiliated.
  Mr. Barksdale has made an investment (holding a less-than-10% equity interest) in a privately held entity that is headed by Mr. Smith’s daughter.
  Mr. Martin serves as a director of First Horizon National Corporation with Robert B. Carter, FedEx’s Executive Vice President, FedEx Information Services and Chief Information Officer.
  Messrs. Smith and Martin are members of the board of managers of Pilot Travel Centers LLC.
  Mr. Martin and a FedEx executive officer serve on the board of trustees of the same Memphis-based school.
  FedEx makes payments and charitable contributions to the University of Memphis, a non-profit entity for which Mr. Martin served as Interim President from July 2013 until May 2014. Mr. Martin did not receive any compensation for his service as Interim President. The amount of the payments and contributions made by FedEx to the University of Memphis represented between one and two percent of the university’s gross revenues in its most recently completed fiscal year for which information is publicly available and less than one percent in each of the two prior fiscal years. The Board determined that Mr. Martin is still an independent director under the Board’s independence standards as he does not have a direct or indirect material relationship with either FedEx or the University of Memphis, other than as the former Interim President, and does not derive any financial benefit from these transactions.
  In the ordinary course of business, FedEx makes purchases of aircraft and related services and equipment from The Boeing Company, for which Ambassador Schwab serves as a director. The payments made by FedEx to Boeing in its two most recently completed fiscal years represented less than one percent of Boeing’s consolidated gross revenues for the year, but the payments made by FedEx to Boeing in its 2011 fiscal year represented between one and two percent of Boeing’s consolidated gross revenues for the year. Ambassador Schwab recuses herself when the Board discusses or votes on Boeing-related matters. The Board determined that Ambassador Schwab is still an independent director under the Board’s independence standards as she does not have a direct or indirect material relationship with either FedEx or Boeing, other than as a director, and does not derive any financial benefit from these ordinary course transactions.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, John A. Edwardson, is an audit committee financial expert as that term is defined in SEC rules.

Director Mandatory Retirement

A director must retire immediately before the annual meeting of FedEx’s stockholders during the calendar year in which he or she attains age 72.

4       2014 Proxy Statement

CORPORATE GOVERNANCE MATTERS

Stock Ownership Goal for Directors and Senior Officers

In order to encourage significant stock ownership by our directors and senior officers, and to further align their interests with the interests of FedEx’s stockholders, the Board of Directors has established a goal that (i) within four years after joining the Board, each non-management director own FedEx shares valued at three times his or her annual retainer fee, and (ii) within four years after being appointed to his or her position, each member of senior management own FedEx shares valued at the following multiple of his or her annual base salary:

  5x for the President and Chief Executive Officer;
  3x for the other FedEx executive officers, including the chief executive officers of FedEx’s core operating companies;
  2x for executive vice presidents of FedEx’s core operating companies; and
  1x for certain other senior officers.

For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. The Board also recommends that each director and senior officer retain shares acquired upon stock option exercises until his or her goal is met. The stock ownership goal is included in FedEx’s Corporate Governance Guidelines. As of August 4, 2014, each director who had been a Board member for over four years (and Mr. Martin) and each executive officer owned sufficient shares to comply with this goal.

Policy on Poison Pills

The Board of Directors has adopted a policy requiring stockholder approval for any future “poison pill” prior to or within twelve months after adoption of the poison pill. (A poison pill is a device used to deter a hostile takeover. Note that FedEx does not currently have, nor have we ever had, a poison pill.) The policy on poison pills is included in FedEx’s Bylaws and Corporate Governance Guidelines.

Communications with Directors

Stockholders and other interested parties may communicate directly with any member (including the Lead Independent Director) or committee of the Board of Directors by writing to: FedEx Corporation Board of Directors, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. Please specify to whom your letter should be directed. The Corporate Secretary of FedEx will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in her opinion, deals with the functions of the Board or its committees or that she otherwise determines requires the attention of any member, group or committee of the Board of Directors. Board members may at any time review a log of all correspondence received by FedEx that is addressed to Board members and request copies of any such correspondence.

Nomination of Director Candidates

The Nominating & Governance Committee will consider director nominees proposed by stockholders. To recommend a prospective director candidate for the Nominating & Governance Committee’s consideration, stockholders may submit the candidate’s name, qualifications, including whether the candidate satisfies the requirements set forth in our Corporate Governance Guidelines and discussed in “Proposal 1 — Election of Directors — Experience, Qualifications, Attributes and Skills,” and other relevant biographical information in writing to: FedEx Corporation Nominating & Governance Committee, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. FedEx’s Bylaws require stockholders to give advance notice of stockholder proposals, including nominations of director candidates. For more information, please see “Stockholder Proposals for 2015 Annual Meeting.”

The Board is responsible for recommending director candidates for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating & Governance Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board. The Nominating & Governance Committee considers potential

2014 Proxy Statement       5

CORPORATE GOVERNANCE MATTERS

candidates for director that may come to the attention of the Nominating & Governance Committee through current directors, management, professional search firms, stockholders or other persons. The Nominating & Governance Committee has engaged a third-party executive search firm to assist in identifying potential director candidates. The Nominating & Governance Committee considers and evaluates a director candidate recommended by a stockholder in the same manner as a nominee recommended by a Board member, management, search firm or other sources.

If the Nominating & Governance Committee determines that an additional or replacement director is necessary or advisable, the Nominating & Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a potential director candidate, including interviewing the candidate, engaging an outside firm to gather additional information and making inquiries of persons with knowledge of the candidate’s qualifications and character. In its evaluation of potential director candidates, including the members of the Board of Directors eligible for reelection, the Nominating & Governance Committee considers the current size, composition and needs of the Board of Directors and each of its committees.

Majority-Voting Standard for Director Elections

FedEx’s Bylaws require that we use a majority-voting standard in uncontested director elections and contain a resignation requirement for directors who fail to receive the required majority vote. The Bylaws also prohibit the Board from changing back to a plurality-voting standard without the approval of our stockholders. Under the majority-voting standard, a director nominee must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. In accordance with the majority-voting standard and resignation requirement, each director who is standing for reelection at the annual meeting has tendered an irrevocable resignation from the Board of Directors that will take effect if (i) the director does not receive more votes cast “for” than “against” his or her election at the annual meeting, and (ii) the Board accepts the resignation. FedEx’s Bylaws require the Board of Directors, within 90 days after certification of the election results, to accept the director’s resignation unless there is a compelling reason not to do so and to promptly disclose its decision (including, if applicable, the reasons for rejecting the resignation) in a filing with the SEC.

Policy on Review and Preapproval of Related Person Transactions

The Board of Directors has adopted a Policy on Review and Preapproval of Related Person Transactions, which is included in FedEx’s Corporate Governance Guidelines. The policy requires that all proposed related person transactions (as defined in the policy) and all proposed material changes to existing related person transactions be reviewed and preapproved by the Nominating & Governance Committee. To the extent the related person (as defined in the policy) is a director or immediate family member of a director, the transaction or change must also be reviewed and preapproved by the full Board. The policy provides that a related person transaction or a material change to an existing related person transaction may not be preapproved if it would:

  interfere with the objectivity and independence of any related person’s judgment or conduct in carrying out his or her duties and responsibilities to FedEx;
  not be fair as to FedEx; or
  otherwise be opposed to the best interests of FedEx and its stockholders.

The policy requires the Nominating & Governance Committee to annually (i) review each existing related person transaction that has a remaining term of at least one year or remaining payments of at least $120,000, and (ii) determine, based upon all material facts and circumstances and taking into consideration our contractual obligations, whether it is in the best interests of FedEx and our stockholders to continue, modify or terminate the transaction or relationship.

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CORPORATE GOVERNANCE MATTERS

Related Person Transactions

In accordance with the policy described above, the Nominating & Governance Committee has reviewed the following related person transactions and determined that they remain in the best interests of FedEx and our stockholders:

  In November 1999, FedEx entered into a multi-year, $205 million naming rights agreement with Washington Football, Inc. Under this agreement, FedEx has certain marketing rights, including the right to name the stadium where the NFL Washington Redskins professional football team plays “FedExField.” In August 2003, Mr. Smith acquired an approximate 10% ownership interest in the Washington Redskins and joined its Leadership Council, or board of directors.
  FedEx’s policy on personal use of corporate aircraft requires officers to pay FedEx two times the cost of fuel, plus applicable passenger ticket taxes and fees, for personal trips. Pursuant to this requirement, Mr. Smith, Alan B. Graf, Jr., FedEx’s Executive Vice President and Chief Financial Officer, and David J. Bronzcek, the President and Chief Executive Officer of FedEx Express, paid FedEx $305,252, $154,498 and $191,068, respectively, during fiscal 2014 in connection with certain personal use of corporate aircraft.
  Mr. Smith’s son is employed by FedEx Express as the Vice President of Global Trade Services; and William J. Logue is the President and Chief Executive Officer of FedEx Freight – his brother and brother-in-law are employed by FedEx Services as a sales manager and sales executive, respectively. The total annual compensation of each of Mr. Smith’s son and Mr. Logue’s brother and brother-in-law for fiscal 2014 (including any incentive compensation, all sales commissions and the Black-Scholes value of any stock option award) did not exceed $260,000.

2014 Proxy Statement       7

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of FedEx’s common stock beneficially owned by each director, each named executive officer included in the Summary Compensation Table and all directors and executive officers as a group, as of August 4, 2014. Unless otherwise indicated, beneficial ownership is direct and the person shown has sole voting and investment power.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Number of Option Shares (1)	Percent of Class (2)
Frederick W. Smith	19,593,448	(3)	1,578,757	7.41%
James L. Barksdale	53,800		50,030	*
John A. Edwardson	18,119		50,030	*
Marvin R. Ellison	—		—	*
Kimberly A. Jabal	—		—	*
Shirley Ann Jackson	8,111		3,700	*
Steven R. Loranger	7,800	(4)	38,630	*
Gary W. Loveman	16,854		27,790	*
R. Brad Martin	56,500	(5)	14,390	*
Joshua Cooper Ramo	—		14,390	*
Susan C. Schwab	3,185		29,830	*
David P. Steiner	5,000		25,430	*
Paul S. Walsh	8,500		44,030	*
David J. Bronczek	67,824	(6)	255,987	*
Robert B. Carter	45,558		176,980	*
T. Michael Glenn	216,639	(7)	196,897	*
Alan B. Graf, Jr.	198,820	(8)	209,397	*
All directors and executive officers as a group (20 persons)	20,438,590	(9)	3,032,725	8.18%
*	Less than 1% of FedEx’s outstanding common stock.
(1)	Reflects the number of shares that can be acquired at August 4, 2014, or within 60 days thereafter through the exercise of stock options. These shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”
(2)	Based on 283,957,730 shares outstanding on August 4, 2014.
(3)	Includes 15,449,071 shares owned by Mr. Smith (4,000,000 of such shares have been pledged as security by Mr. Smith), 4,141,280 shares owned by Frederick Smith Enterprise Company, Inc. (“Enterprise”), a family holding company (117,000 of such shares have been pledged as security by Enterprise) and 736 shares owned by Mr. Smith’s spouse. Regions Bank, Memphis, Tennessee, as trustee of a trust of which Mr. Smith is the lifetime beneficiary, holds 55% of Enterprise’s outstanding stock, and Mr. Smith owns 45% directly. Includes 2,361 shares held in FedEx’s retirement savings plan. Mr. Smith’s business address is 942 South Shady Grove Road, Memphis, Tennessee 38120.
(4)	Owned by a family trust.
(5)	Includes 7,250 shares owned by R. Brad Martin Family Foundation and 1,500 shares owned by Mr. Martin’s spouse.
(6)	Includes 686 shares held in FedEx’s retirement savings plan.
(7)	Includes 88,750 shares owned by Glenn Family Partners, L.P. Mr. Glenn disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 563 shares held in FedEx’s retirement savings plan.
(8)	Includes 47,400 shares owned by family trusts and 440 shares held in FedEx’s retirement savings plan.
(9)	Includes 4,050 shares held in FedEx’s retirement savings plan and 20 stock units held in a deferred compensation plan. The stock units are payable in shares of FedEx common stock on a one-for-one basis.

8       2014 Proxy Statement

STOCK OWNERSHIP

Significant Stockholders

The following table lists certain persons known by FedEx to own beneficially more than five percent of FedEx’s outstanding shares of common stock as of March 31, 2014.

	Amount and Nature of Beneficial Ownership		Percent of Class
Dodge & Cox	15,160,662	(1)	5.14%
555 California Street, 40th Floor
San Francisco, California 94104
PRIMECAP Management Company	18,864,296	(2)	6.39%
225 South Lake Avenue, Suite 400
Pasadena, California 91101
The Vanguard Group, Inc.	15,884,453	(3)	5.38%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
(1)	Dodge & Cox, a registered investment advisor, had sole voting power over 14,252,522 shares and sole investment power over all 15,160,662 shares.
(2)	PRIMECAP Management Company, a registered investment advisor, had sole voting power over 1,578,739 shares and sole investment power over all 18,864,296 shares.
(3)	The Vanguard Group, Inc., a registered investment advisor, had sole voting power over 471,386 shares, sole investment power over 15,454,880 shares and shared investment power over 429,573 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of FedEx and persons who own more than ten percent of FedEx’s common stock to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of FedEx’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish FedEx with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and FedEx is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to FedEx and written representations from FedEx’s directors and reporting officers that no additional reports were required, FedEx believes that its directors and reporting officers complied with all these filing requirements for the fiscal year ended May 31, 2014.

2014 Proxy Statement       9

COMMITTEES AND MEETINGS OF
THE BOARD OF DIRECTORS

Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, Information Technology Oversight Committee and Nominating & Governance Committee. Each committee’s written charter, as adopted by the Board of Directors, is available on the FedEx website at http://investors.fedex.com in the Governance & Citizenship section under “Committee Charters.” Committee memberships are currently as follows:

Audit Committee
Committee functions:	Committee members

  oversees the independent registered public accounting firm’s qualifications, independence and performance;
  assists the Board of Directors in its oversight of (i) the integrity of FedEx’s financial statements; (ii) the effectiveness of FedEx’s disclosure controls and procedures and internal control over financial reporting; (iii) the performance of the internal auditors; and (iv) FedEx’s compliance with legal and regulatory requirements;
  preapproves all audit and allowable non-audit services to be provided by FedEx’s independent registered public accounting firm; and
  reviews and discusses with management and the Board of Directors (i) the guidelines and policies that govern the processes by which the company assesses and manages its exposure to risk and (ii) the company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures.
John A. Edwardson (Chairman) Gary W. Loveman R. Brad Martin Joshua Cooper Ramo FY14 meetings held: 9

Compensation Committee
Committee functions:	Committee members

  evaluates, together with the independent members of the Board, the performance of FedEx’s Chairman of the Board, President and Chief Executive Officer and recommends his compensation for approval by the independent directors;
  helps discharge the Board’s responsibilities relating to the compensation of executive management;
  reviews and discusses with management the Compensation Discussion and Analysis and produces a report recommending whether the Compensation Discussion and Analysis should be included in the proxy statement; and
  oversees the administration of FedEx’s equity compensation plans and reviews the costs and structure of key employee benefit and fringe-benefit plans and programs.
Steven R. Loranger (Chairman) Marvin R. Ellison Shirley Ann Jackson Susan C. Schwab Paul S. Walsh FY14 meetings held: 6

Information Technology Oversight Committee
Committee functions:	Committee members

  appraises major information technology (“IT”) related projects and technology architecture decisions;
  ensures that FedEx’s IT programs effectively support FedEx’s business objectives and strategies;
  monitors and assesses FedEx’s management of IT-related compliance risks, including IT-related internal audits; and
  advises FedEx’s senior IT management team and the Board of Directors on IT-related matters.
James L. Barksdale (Chairman) Kimberly A. Jabal R. Brad Martin Joshua Cooper Ramo Susan C. Schwab FY14 meetings held: 6

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COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Nominating & Governance Committee
Committee functions:	Committee members

  identifies individuals qualified to become Board members;
  recommends to the Board director nominees to be proposed for election at the annual meeting of stockholders;
  recommends to the Board directors for appointment to Board committees; and
  assists the Board in developing and implementing effective corporate governance, compliance and ethics programs.
David P. Steiner (Chairman) James L. Barksdale Shirley Ann Jackson Paul S. Walsh FY14 meetings held: 6

In addition, as discussed above under “Corporate Governance Matters — Board Risk Oversight,” each Board committee has responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility. Also, the Audit Committee is responsible for reviewing and discussing with management the guidelines and policies that govern the processes by which the company assesses and manages its exposure to all risk, including our ERM process.

The Board of Directors has approved reconstituting the committees so that, immediately following the annual meeting, if all of the director nominees are elected, committee memberships will be as follows:

Audit Committee	Information Technology Oversight Committee
John A. Edwardson (Chairman)	James L. Barksdale (Chairman)
Kimberly A. Jabal	Kimberly A. Jabal
Gary W. Loveman	R. Brad Martin
R. Brad Martin	Joshua Cooper Ramo
Joshua Cooper Ramo	Susan C. Schwab

Compensation Committee	Nominating & Governance Committee
Paul S. Walsh (Chairman)	David P. Steiner (Chairman)
Marvin R. Ellison	James L. Barksdale
Shirley Ann Jackson	Marvin R. Ellison
Susan C. Schwab	Shirley Ann Jackson
Gary W. Loveman

Board Meetings and Meeting Attendance

During fiscal 2014, the Board of Directors held six regular meetings and one special meeting. The average attendance of all directors at Board and committee meetings was 99%. Each director attended at least 94% of the aggregate meetings of the Board and any committees on which he or she served.

Attendance at Annual Meeting of Stockholders

FedEx expects all Board members to attend annual meetings of stockholders. Each member of the Board of Directors attended the 2013 annual meeting of stockholders.

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DIRECTORS’ COMPENSATION

Outside Directors’ Compensation

During the first two quarters of fiscal 2014, non-management (outside) directors were paid:

  a quarterly retainer of $20,000;
  $2,000 for each in-person Board meeting attended; and
  $2,000 for each in-person committee meeting attended.

Outside directors who attended a Board or committee meeting telephonically were paid 75% of the applicable in-person meeting fee.

In September 2013, the Board of Directors and the Compensation Committee conducted their annual review of outside director compensation and approved the replacement of the quarterly retainer with an annual retainer and the removal of meeting fees, both effective December 1, 2013, but no change to committee chairperson fees (discussed below). As a result, outside directors are currently paid an annual retainer of $111,000. Outside directors elected at the 2013 annual meeting of stockholders received a $55,500 retainer payment in December 2013; thereafter, the full annual retainer will be paid following each annual meeting of stockholders, beginning with the 2014 annual meeting. Each outside director who was elected at the 2013 annual meeting received a stock option for 3,700 shares of common stock. Outside directors who were elected to the Board after the 2013 annual meeting received the applicable pro rata portion of the annual retainer and stock option grant in connection with his or her election.

For fiscal 2014, chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees were paid an additional annual fee of $13,500. The Audit Committee chairperson was paid an additional annual fee of $22,500.

Frederick W. Smith, the only director who is also a FedEx employee, receives no additional compensation for serving as a director.

The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues between $20 billion and $70 billion. Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Retirement Plan for Outside Directors

In July 1997, the Board of Directors of FedEx Express (FedEx’s predecessor) voted to freeze the Retirement Plan for Outside Directors (that is, no further benefits would be earned under this plan). Concurrent with the freeze, the Board amended the plan to accelerate the vesting of the benefits for each outside director who was not yet vested under the plan. This plan is unfunded and any benefits under the plan are general, unsecured obligations of FedEx. Once all benefits are paid from the plan, it will be terminated.

The plan benefit payable to the one individual who served on the Board during fiscal 2014 who has not yet received any plan benefits will be paid as a single lump sum distribution. The lump sum distribution is payable on or before the fifteenth business day of the month immediately following the later of the date of the director’s retirement and the date he attains age 60. In the event of the outside director’s death, his surviving spouse shall be entitled to receive the lump sum payment. The following table sets forth for the one director entitled to receive future benefits under the plan who served on the Board during fiscal 2014, the amount payable to him assuming a hypothetical retirement date of June 1, 2014.

Name	Lump Sum Payment Amount ($)
P.S. Walsh	65,802	(1)

(1)	Discounted from the age 60 normal retirement date provided for in the plan.

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DIRECTORS’ COMPENSATION

Fiscal 2014 Director Compensation

The following table sets forth information regarding the compensation of FedEx’s non-employee (outside) directors for the fiscal year ended May 31, 2014:

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)(3)	All Other Compensation ($)	Total ($)
J.L. Barksdale	127,000	150,175	0	277,175
J.A. Edwardson	131,500	150,175	0	281,675
M.R. Ellison	62,160	87,435	0	149,595
K.A. Jabal	89,910	125,298	0	215,208
S.A. Jackson	113,500	150,175	0	263,675
S.R. Loranger	127,000	150,175	0	277,175
G.W. Loveman	114,500	150,175	0	264,675
R.B. Martin	108,000	150,175	0	258,175
J.C. Ramo	108,000	150,175	0	258,175
S.C. Schwab	108,000	150,175	0	258,175
J.I. Smith (4)	36,555	0	356,987	393,542
D.P. Steiner	122,500	150,175	0	272,675
P.S. Walsh	108,000	150,175	0	258,175
(1)	Includes meeting fees, retainer payments and committee chairperson fees (as applicable). See “— Outside Directors’ Compensation” above.
(2)	On September 23, 2013, each outside director elected at the 2013 annual meeting received a stock option for 3,700 shares of common stock. Ms. Jabal received a stock option for 2,482 shares upon her election to the Board on December 9, 2013, and Mr. Ellison received a stock option for 1,753 shares upon his election to the Board on March 10, 2014. The grant date fair value of each such option was computed in accordance with FASB ASC Topic 718 and is set forth in this column. Assumptions used in the calculation of these amounts are included in note 10 to our audited consolidated financial statements for the fiscal year ended May 31, 2014, included in our Annual Report on Form 10-K for fiscal 2014. Stock options granted to the outside directors generally vest fully one year after the grant date.
(3)	The following table sets forth the aggregate number of outstanding stock options held by each current outside director listed in the above table as of May 31, 2014:

Name	Options Outstanding
J.L. Barksdale	50,030
J.A. Edwardson	50,030
M.R. Ellison	1,753
K.A. Jabal	2,482
S.A. Jackson	3,700
S.R. Loranger	38,630
G.W. Loveman	27,790
R.B. Martin	14,390
J.C. Ramo	14,390

S.C. Schwab	29,830
D.P. Steiner	25,430
P.S. Walsh	44,030
(4)	Joshua I. Smith retired as a director immediately before the 2013 annual meeting. The amount of the “All Other Compensation” column for Mr. Smith includes his $313,811 lump sum distribution under the Retirement Plan for Outside Directors, $24,546 for a retirement gift and a $18,630 tax reimbursement payment relating to his retirement gift.

2014 Proxy Statement       13

PROPOSAL 1 — ELECTION OF DIRECTORS

All of FedEx’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors currently consists of thirteen members. Steven R. Loranger is retiring as a director immediately before this annual meeting and is not standing for reelection. The Board proposes that each of the other current directors be reelected to the Board. Ms. Jabal and Mr. Ellison were initially elected as directors by the Board in December 2013 and March 2014, respectively. Frederick W. Smith, FedEx’s Chairman, President and Chief Executive Officer, and the members of the Nominating & Governance Committee had recommended Ms. Jabal and Mr. Ellison as nominees.

Effective upon the retirement of Mr. Loranger, the size of the Board will be decreased to twelve members. Each of the nominees elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

Under FedEx’s majority-voting standard, each of the twelve director nominees must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. For more information, please see “Corporate Governance Matters — Majority-Voting Standard for Director Elections.”

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE TWELVE NOMINEES.

Experience, Qualifications, Attributes and Skills

The Nominating & Corporate Governance Committee seeks director nominees with the skills and experience needed to properly oversee the interests of the company. The Committee carefully evaluates each candidate to ensure that he or she possesses the experience, qualifications, attributes and skills that the Committee has found are necessary for an effective board member. These crucial qualities include, among others:

  The highest level of personal and professional ethics, integrity and values;
  Practical wisdom and mature judgment;
  An inquiring and independent mind;
  Expertise that is useful to FedEx and complementary to the background and experience of other Board members; and
  Willingness to represent the best interests of all stockholders and objectively appraise management performance.

In addition to the qualifications that each director nominee must have, the Board believes that one or more of FedEx’s Board members should possess the experience and expertise listed below because of their particular relevance to the company’s business and structure. These were all considered by the Board in connection with this year’s director nomination process.

  Transportation Industry Experience
  International Experience
  Financial Expertise
  Marketing Expertise
  Technological Expertise
  Energy Expertise
  Government Experience
  Leadership Experience
Diversity: The Board is committed to diversity and inclusion and is always looking for highly qualified candidates, including women (Ms. Jabal, Dr. Jackson and Ambassador Schwab) and minorities (Dr. Jackson and Mr. Ellison), who meet our criteria. The Board seeks, and believes it has found in this group of nominees, a diverse blend of experience and perspectives, institutional knowledge and personal chemistry, and directors who will provide sound and prudent guidance with respect to all of FedEx’s operations and interests.

Below you will find each nominee’s biography along with other pertinent information, including a selection of each Board nominee’s skills and qualifications. Following the biographies, we have included a chart that exhibits the collective experience, qualifications, attributes and skills of our Board nominees.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election to the Board

Frederick W. Smith

Age: 70 Director since: 1971 Committees: None Other public directorships: None

Mr. Smith is the company’s founder and has been Chairman, President and Chief Executive Officer of FedEx since 1998 and Chairman of FedEx Express since 1975. He was Chairman, President and Chief Executive Officer of FedEx Express from 1983 to 1998, Chief Executive Officer of FedEx Express from 1977 to 1998, and President of FedEx Express from 1971 to 1975.

Skills and Qualifications:
  Transportation Industry: Founder of our company and the pioneer of the express transportation industry.
  International: Leads our multinational company and has served on the board of the Council on Foreign Relations and as chairman of the U.S.–China Business Council and the French–American Business Council.
  Energy: Co-chairman of the Energy Security Leadership Council.

James L. Barksdale

Age: 71 Director since: 1999 Committees: Information Technology Oversight (Chairman), Nominating & Governance Other public directorships: Time Warner Inc.

Mr. Barksdale is Chairman and President of Barksdale Management Corporation, an investment management company, a position he has held since 1999. He is also the former Managing Partner of The Barksdale Group, a venture capital firm, a position he held from 1999 to 2013. He was President and Chief Executive Officer of Netscape Communications Corporation, a provider of software, services and website resources to Internet users, from 1995 to 1999. He held various senior management positions at FedEx Express from 1979 to 1992, including Executive Vice President and Chief Operating Officer, and was a director of FedEx Express from 1983 to 1991. He was previously a director of Sun Microsystems, Inc. From January 2012 to June 2012, he served as the interim Executive Director of the Mississippi Development Authority.

Skills and Qualifications:
  Transportation Industry: Held various senior management positions at our company during its early years.
  Technology: Has held executive positions with multiple technology companies.
  Government: Served on the U.S. President’s Intelligence Advisory Board for seven years.

John A. Edwardson

Age: 65 Director since: 2003 Committees: Audit (Chairman) Other public directorships: ACE Limited and Rockwell Collins, Inc.

Mr. Edwardson is the former Chairman and Chief Executive Officer of CDW Corporation, a provider of technology products and services, serving as Chief Executive Officer from 2001 to September 2011 and as Chairman from 2001 to December 2012. He was Chairman and Chief Executive Officer of Burns International Services Corporation, a provider of security services, from 1999 to 2000. He was President and Chief Operating Officer of UAL Corporation (the parent company of United Air Lines, Inc.), an airline, from 1995 to 1998. He is a former director of CDW Corporation.

Skills and Qualifications:
  Transportation Industry: Former President and COO of a major airline.
  Financial: Former CFO of two public companies.
  Technology: Former CEO of a technology products and services provider.

2014 Proxy Statement       15

PROPOSAL 1 — ELECTION OF DIRECTORS

Marvin R. Ellison

Age: 49 Director since: 2014 Committees: Compensation Other public directorships: H&R Block, Inc.

Mr. Ellison has been Executive Vice President – U.S. Stores of The Home Depot, Inc., a home improvement specialty retailer, since August 2008. From June 2002 to August 2008, he served in a variety of operational roles at The Home Depot, including as President – Northern Division and as Senior Vice President – Global Logistics. Prior to joining The Home Depot, Mr. Ellison spent 15 years at Target Corporation in a variety of operational roles.

Skills and Qualifications:
  Transportation Industry: Served in a variety of logistics roles during his career, including as Senior Vice President – Global Logistics at The Home Depot.
  Leadership: Significant executive leadership experience gained from executive positions held at The Home Depot.

Kimberly A. Jabal

Age: 45 Director since: 2013 Committees: Information Technology Oversight Other public directorships: None

Ms. Jabal currently is the Chief Financial Officer and oversees the legal and human resources functions at Path, Inc., a privately-held social networking company. Prior to joining Path in March 2013, she served as vice president of finance at Lytro, Inc., an early-stage company focused on building the world’s first consumer lightfield camera. She served in various capacities at Google from 2003 to 2011, including as director of engineering finance, director of investor relations and director of online sales finance. Prior to Google, Ms. Jabal spent two years at Goldman Sachs in technology investment banking and eight years with Accenture working in information technology.

Skills and Qualifications:
  Financial: CFO of a privately-held social networking company.
  Technology: Has extensive information technology experience, having spent eight years serving in various capacities with Google and eight years with Accenture designing and building technical infrastructure for major IT systems implementations at global companies.

Shirley Ann Jackson

Age: 68
Director since: 1999
Committees: Compensation, Nominating & Governance
Other public directorships: International Business Machines Corporation, Marathon Oil Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated

Dr. Jackson is President of Rensselaer Polytechnic Institute (RPI), a technological research university, a position she has held since 1999. She was Chairman of the U.S. Nuclear Regulatory Commission (NRC) from 1995 to 1999 and Commissioner of the NRC from 1995 to 1999. Dr. Jackson has been a member of the President’s Council of Advisors on Science and Technology (PCAST) since 2009 and is a trustee of M.I.T. (member of the M.I.T. Corporation). She is a member of the International Security Advisory Board to the U.S. Secretary of State (since July 2011). She was previously a director of NYSE Euronext and U.S. Steel Corporation.

Skills and Qualifications:
  Financial: Has numerous years of public company audit committee experience, including as a chair.
  Technology: Earned undergraduate and doctorate degrees in physics from the Massachusetts Institute of Technology and is the president of a world-renowned technological research university (RPI).
  Energy/Government: Former Chairman and Commissioner of the U.S. Nuclear Regulatory Commission.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Gary W. Loveman

Age: 54 Director since: 2007 Committees: Audit Other public directorships: Caesars Entertainment Corporation and Coach, Inc.

Mr. Loveman is Chairman of the Board, Chief Executive Officer and President of Caesars Entertainment Corporation (formerly Harrah’s Entertainment, Inc.), a provider of branded gaming entertainment; he has held the position of President since 2001, Chief Executive Officer since 2003 and Chairman of the Board since 2005. He held various other executive positions at Caesars Entertainment Corporation from 1998 to 2001. He was Associate Professor of Business Administration at the Harvard University Graduate School of Business Administration from 1989 to 1998.

Skills and Qualifications:

  International: Member of the President’s Export Council, the principal national advisory committee on international trade.
  Financial: Earned a Ph.D. in economics from the Massachusetts Institute of Technology.
  Marketing: Led several highly successful marketing initiatives at Caesars Entertainment and previously taught marketing-related courses.

R. Brad Martin

Age: 62 Director since: 2011 Committees: Audit, Information Technology Oversight Other public directorships: Chesapeake Energy Corporation and First Horizon National Corporation

Mr. Martin is Chairman of RBM Venture Company, a private investment company, a position he has held since 2007, and is the former Interim President of the University of Memphis, a position he held from July 2013 until May 2014. Mr. Martin was Chairman and Chief Executive Officer of Saks Incorporated from 1989 to 2006 and remained Chairman until 2007, when he retired. He was previously a director of Caesars Entertainment Corporation (formerly Harrah’s Entertainment, Inc.), Dillards, Inc., Gaylord Entertainment Company, lululemon athletica inc. and Ruby Tuesday, Inc.

Skills and Qualifications:

  Marketing: Gained valuable retail marketing experience and successfully applied his marketing expertise as the former CEO of Saks, a leading department store retailer.
  Energy: Member of the board of Chesapeake Energy Corporation and Pilot Travel Centers LLC.
  Government: Former Tennessee state representative.

Joshua Cooper Ramo

Age: 45 Director since: 2011 Committees: Audit, Information Technology Oversight Other public directorships: Starbucks Corporation

Mr. Ramo is Vice Chairman of Kissinger Associates, Inc., a strategic advisory firm, a position he has held since 2011. He served as Managing Director of Kissinger Associates from 2006 to 2011. Prior to joining Kissinger Associates, he was Managing Partner of JL Thornton & Co., LLC, a consulting firm. Before that, he worked as a journalist and served as Senior Editor, Foreign Editor and then Assistant Managing Editor of TIME Magazine from 1995 to 2003.

Skills and Qualifications:

  International: Has been a term member of the Council on Foreign Relations, Asia 21 Leaders Program, World Economic Forum’s Young Global Leaders and Global Leaders of Tomorrow. He co-founded the U.S.–China Young Leaders Forum in conjunction with the National Committee on U.S.–China Relations.
  Leadership: Vice Chairman of Kissinger Associates.

2014 Proxy Statement       17

PROPOSAL 1 — ELECTION OF DIRECTORS

Susan C. Schwab

Age: 59 Director since: 2009 Committees: Compensation, Information Technology Oversight Other public directorships: The Boeing Company and Caterpillar Inc.

Ambassador Schwab is a Professor at the University of Maryland School of Public Policy, a position she has held since January 2009. She has also served as a strategic advisor to Mayer Brown LLP, a law firm, since March 2010. She served as U.S. Trade Representative from 2006 to January 2009 and as Deputy U.S. Trade Representative from 2005 to 2006. She was Vice Chancellor of the University System of Maryland and President and Chief Executive Officer of the University System of Maryland Foundation from 2004 to 2005. She was Dean of the University of Maryland School of Public Policy from 1995 to 2003. She was Director of Corporate Business Development of Motorola, Inc., an electronics manufacturer, from 1993 to 1995. She was Assistant Secretary of Commerce for the U.S. and Foreign Commercial Service from 1989 to 1993. She was previously a director of The Adams Express Company, Calpine Corporation and Petroleum & Resources Corporation.

Skills and Qualifications:

  International/Government: Former U.S. Trade Representative and former Director-General of the U.S. and Foreign Commercial Service (Assistant Secretary of Commerce), the export promotion arm of the U.S. government.

David P. Steiner

Age: 54 Director since: 2009 Committees: Nominating & Governance (Chairman) Other public directorships: TE Connectivity Ltd. (formerly Tyco Electronics Ltd.) and Waste Management, Inc.

Mr. Steiner is Chief Executive Officer of Waste Management, Inc., a provider of integrated waste management services, a position he has held since 2004. He was Executive Vice President and Chief Financial Officer of Waste Management, Inc. from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary of Waste Management, Inc. from 2001 to 2003, and Vice President and Deputy General Counsel of Waste Management, Inc. from 2000 to 2001. He was a partner at Phelps Dunbar L.L.P., a law firm, from 1990 to 2000.

Skills and Qualifications:

  Transportation: CEO of Waste Management, which transports waste materials.
  Financial: Has an accounting degree from Louisiana State University and was CFO of Waste Management before becoming its CEO.
  Energy: CEO of Waste Management, which has taken an industry leadership role in converting waste to renewable energy.

Paul S. Walsh

Age: 59
Director since: 1996
Committees: Compensation, Nominating & Governance
Other public directorships: Avanti Communications Group plc (Chairman), Compass Group PLC (Chairman), RM2 International S.A., Ontex Group NV and Unilever PLC

Mr. Walsh is Chairman of the Board of Compass Group PLC, a food service and support services company, a position he has held since February 2014. Since July 2013, Mr. Walsh has been an advisor to Diageo plc, a beverage company, where he served as Chief Executive Officer from 2000 to June 2013. He was Chairman, President and Chief Executive Officer of The Pillsbury Company, a wholly owned subsidiary of Diageo plc, from 1996 to 2000, and Chief Executive Officer of The Pillsbury Company from 1992 to 1996. He was appointed as a Business Ambassador on the U.K. government’s Business Ambassador Network in August 2012. He was previously a director of Diageo plc and Centrica plc.

Skills and Qualifications:

  International: Former CEO of a U.K.-based, large multinational corporation.
  Financial: Has held executive finance positions, including CFO of a major division, at a U.K.-based public company.
  Marketing: Led a company that owes much of its growth and success to highly effective marketing of its brands.
  Government: Has held executive positions at companies where government interface is crucial.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Summary of Director Experience, Qualifications, Attributes and Skills
Transportation Industry Experience is a positive attribute as it greatly increases a director’s understanding of our business operations and its management.	•	•	•	•							•
International Experience is beneficial given our continued capitalization on increasing globalization and the resulting expansion of customer access to goods, services and information.	•					•	•		•	•		•
Financial Expertise is important given our use of financial targets as measures of success and the importance of accurate financial reporting and robust internal auditing.			•		•	•	•	•			•	•
Marketing Expertise is valuable because we emphasize promoting and protecting the FedEx brand, one of our most important assets.							•	•				•
Technological Expertise is beneficial because attracting and retaining customers and competing effectively depend in part upon the sophistication and reliability of our technology.		•	•		•	•
Energy Expertise is important as we are committed to protecting the environment and have initiatives underway to reduce our energy use and minimize our environmental impact.	•					•		•			•
Government Experience is useful in our highly-regulated industry as we work constructively with governments around the world.		•				•		•		•		•
Leadership Experience is critical because we want directors with the experience and confidence to capably advise our executive management team on a wide range of issues.	•	•	•	•	•	•	•	•	•	•	•	•

2014 Proxy Statement       19

EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement and in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2014.

Compensation Committee Members

Steven R. Loranger – Chairman
Marvin R. Ellison
Shirley Ann Jackson
Susan C. Schwab
Paul S. Walsh

Compensation Discussion and Analysis

In this section we discuss and analyze the compensation of our principal executive and financial officers and our three other most highly compensated executive officers (the “named executive officers”) for the fiscal year ended May 31, 2014. For additional information regarding compensation of the named executive officers, see “— Summary Compensation Table” and other compensation-related tables and disclosure below.

Executive Summary

In fiscal 2014, we experienced improved performance by all our transportation segments despite the significant negative net impact of fuel and unusually severe winter weather. Although our financial performance improved during 2014, results were below our aggressive business plan goals. We are continuing to focus on our strategic cost reduction programs, finding ways to improve efficiency and rationalize capacity, improving on our already high levels of service, and continuing to invest in critical, long-term projects as part of our global strategy to position the company for stronger growth.

Consistent with our pay-for-performance philosophy and reflecting FedEx’s below-plan financial performance during fiscal 2014, the payouts under our annual incentive compensation (“AIC”) program were below target. Above-target payouts were earned in fiscal 2014 by all participants, including the named executive officers, under our long-term incentive compensation (“LTI”) program, which is tied to financial performance over a three-year period (fiscal 2012 through fiscal 2014 for the FY2012-FY2014 LTI plan). We exceeded the earnings per share (“EPS”) goal required for a target payout, as the company’s performance in fiscal 2012 and 2014 more than offset weaker than expected results in fiscal 2013.

The following table details key compensation highlights of the last five fiscal years.

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EXECUTIVE COMPENSATION

Philosophy. FedEx is consistently ranked among the world’s most admired and trusted employers and respected brands. Maintaining this reputation and continuing to position FedEx for future success requires high caliber talent to protect and grow the company in support of our mission of producing superior financial returns for our shareowners. We design our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects individual and company performance, job complexity, and strategic value of the position while ensuring long-term retention and motivation.

Each of the named executive officers is a longstanding member of our management, and our Chairman of the Board, President and Chief Executive Officer, Frederick W. Smith, founded the company and pioneered the express transportation industry over 40 years ago. As a result, our named executive officers are especially knowledgeable about our business and our industry and thus particularly valuable to the company and our shareowners.

As with tenure, position and level of responsibility are important factors in the compensation of any FedEx employee, including our named executive officers. There are internal salary ranges for each level, and annual target bonus percentages, long-term bonus amounts, and the number of stock options and restricted shares awarded are all closely tied to management level and responsibilities. For instance, all FedEx Corporation executive vice presidents have the same salary range and annual target bonus percentages and receive the same long-term bonus and the same number of options and restricted shares in the annual grant.

Our philosophy is to (i) closely align the compensation paid to our executives with the performance of the company on both a short-term and long-term basis, and (ii) set performance goals that do not promote excessive risk while supporting the company’s core long-term financial goals, which include:

  Achieving a 10%+ operating margin;
  Increasing EPS by 10% to 15% per year;
  Growing profitable revenue;
  Improving cash flow; and
  Increasing returns, such as return on invested capital.

Our executive compensation is, in large measure, highly variable and linked to the above goals and the performance of the FedEx stock price over time.

2013 Say-on-Pay Advisory Vote Outcome

The Compensation Committee annually considers the results of the most recent advisory vote by shareowners to approve named executive officer compensation. In the 2013 advisory vote, 95.4% of the voted shares supported the compensation of FedEx’s named executive officers, and the Compensation Committee and the Board of Directors interpret this strong level of support as affirmation of the current design, purposes and direction of FedEx’s executive compensation programs. In its ongoing evaluation of FedEx’s executive compensation programs and practices, the Compensation Committee will continue to consider the results from future shareowner advisory votes to approve named executive officer compensation.

Compensation Objectives and Design-Related Features

We design our executive compensation program to further FedEx’s mission of producing superior financial returns for our shareowners by pursuing the following objectives:

How Pursued
Objective	Generally	Specifically
Retain and attract highly qualified and effective executive officers.	Pay competitively.	Use comparison survey data as a point of reference in evaluating target levels for total direct compensation, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance.
Motivate executive officers to contribute to our future success and to build long-term shareowner value and reward them accordingly.	Link a significant part of compensation to FedEx’s financial and stock price performance, especially long-term performance.	Weight executive compensation program in favor of incentive and equity-based compensation elements (rather than base salary), especially long-term incentive cash compensation and equity incentives in the form of stock options and restricted stock.
Further align executive officer and shareowner interests.	Encourage and facilitate long-term shareowner returns and significant ownership of FedEx stock by executives.	Make annual equity-based grants; tie long-term cash compensation to growth in our EPS, which strongly correlates with long-term stock price appreciation; maintain a stock ownership goal for senior officers and encourage each officer to retain shares acquired upon stock option exercises until his or her goal is met.

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EXECUTIVE COMPENSATION

Commitment to Retain and Attract. FedEx is widely acknowledged as one of the world’s most admired and respected companies, and it is our people — our greatest asset — who have earned FedEx its strong reputation. Because FedEx operates a global enterprise in a highly challenging business environment, we compete for talented management with some of the largest companies in the world — in our industry and in others. Our global recognition and reputation for excellence in management and leadership make our people attractive targets for other companies, and our key employees are aggressively recruited. To prevent loss of our managerial talent, we seek to provide an overall compensation program that is competitive with all types of companies and continues to retain and attract outstanding people to conduct our business. Each element of compensation is intended to fulfill this important obligation.

Market Referencing. Because retention is imperative and tenure and management level are determinative factors, we use external survey data solely as a market reference point to assess the competitiveness of our compensation programs. The target compensation levels of our named executive officers are not designed to correspond to a specific percentile of compensation in those surveys. Instead, our analysis considers multiple market reference points for the analyzed positions, rather than referring to a specific percentile.

For the fiscal 2014 executive compensation review, we considered survey data published by two major consulting firms engaged by the company: Towers Watson and Aon Hewitt. Each consulting firm provided target compensation data for general industry companies (excluding financial services companies) in its respective database with annual revenues between $20 billion and $70 billion. A list of these companies is attached to this proxy statement as Appendix A.

General industry is the appropriate comparison category because our executives are recruited by and from businesses outside of FedEx’s industry peer group. Moreover, our industry peer group does not provide a sufficient number of companies that are of a comparable size to FedEx. Using a robust data sample (134 companies for fiscal 2014) mitigates the impact of outliers, year-over-year volatility of compensation levels and the risk of selection bias, and increases the likelihood of comparing with companies with executive officer positions similar to ours. Because the annual revenues of these companies vary significantly, each consulting firm used regression analysis to allow for the inclusion of data from a large number of both larger and smaller companies. The data results provided by each firm were then averaged to arrive at blended market compensation data for general industry executives.

When we evaluate the elements of compensation of our executive officers in light of the referenced survey data, we group the elements into two categories:

  Annual base salary plus target AIC payout (i.e., assuming achievement of all objectives), the sum of which we call total cash compensation (“TCC”).
  TCC plus target LTI cash award plus long-term equity incentive grants (stock options and restricted stock) plus tax reimbursement payments on restricted stock awards, the sum of which we call total direct compensation (“TDC”). Long-term components of target TDC are valued consistent with the valuation methodology used in the referenced surveys.

The TDC formula is illustrated below:

SHORT-TERM COMPENSATION						LONG-TERM COMPENSATION

Base Salary	+	AIC	=	TCC	+	LTI	+	Stock	+	Restricted	=	TDC
						Cash		Options		Stock*

		Financial Objectives				3-Year
		+				Aggregate		Annual		Annual
		Individual Objectives				EPS Goal		Grant		Grant
* Includes related tax reimbursement payments.

Other elements of compensation of the named executive officers (such as perquisites and retirement benefits) are not included in our TDC formula, consistent with our referenced survey information. Accordingly, these other elements are not referenced against survey data, and decisions as to these other elements do not influence decisions as to the elements of compensation that are included in the TDC formula. These other elements of compensation, however, are reviewed and approved by the Compensation Committee.

While we may reference our target executive compensation levels against the survey group of companies, we do not compare our AIC and LTI financial performance goals against these companies or any other group of companies. Rather, as discussed below, our AIC and LTI financial performance goals are based upon our internal business objectives which, when set each year, represent aggressive but reasonably achievable goals. Accordingly, the relationship between our financial performance and the financial performance of the survey companies does not affect the relationship between our executive compensation and the executive compensation of that group in a given year.

Pay for Performance. Our executive compensation program is intended not only to retain and attract highly qualified and effective managers, but also to motivate them to

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EXECUTIVE COMPENSATION

substantially contribute to FedEx’s future success for the long-term benefit of shareowners and appropriately reward them for doing so. Accordingly, we believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. In particular, AIC payments, LTI payments and stock options represent a significant portion of our executive compensation program, as shown by the chart below, and this variable compensation is “at risk” and directly dependent upon the achievement of pre-established corporate goals and stock price appreciation:

  Fiscal 2014 AIC payouts were tied to meeting aggressive business plan goals for consolidated operating income, as well as individual performance objectives for all named executive officers other than the Chairman of the Board, President and Chief Executive Officer. Consolidated operating income fell below the target objective for annual financial performance for fiscal 2014. As a result, the named executive officers received below-target AIC payouts.
  LTI payouts are tied to meeting aggregate EPS goals over a three-fiscal-year period. EPS growth in fiscal 2012 and 2014 resulted in above-target payouts under the LTI program.
  The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of our common stock on the date of grant, so the options will yield value to the executive only if the stock price appreciates.

The following chart illustrates for each named executive officer the allocation of fiscal 2014 target TDC between base salary and incentive and equity-oriented compensation elements (the restricted stock value includes the related tax reimbursement payment):

Fiscal 2014 Target TDC Components

We believe that long-term performance is the most important measure of our success, as we manage FedEx’s operations and business for the long-term benefit of our shareowners. Accordingly, not only is our executive compensation program weighted towards variable, at-risk pay components, but we emphasize incentives that are dependent upon long-term corporate performance and stock price appreciation. These long-term incentives include LTI cash compensation and equity awards (stock options and restricted stock), which comprise a significant portion of an executive officer’s total compensation. These incentives are designed to motivate and reward our executive officers for achieving long-term corporate financial performance goals and maximizing long-term shareowner value.

2014 Proxy Statement       23

EXECUTIVE COMPENSATION

The following chart illustrates for each named executive officer the allocation of fiscal 2014 target TDC between long-term incentives — LTI, stock options and restricted stock, including the related tax reimbursement payment — and short-term components — base salary and AIC:

Fiscal 2014 Long-Term vs. Short-Term Compensation

We include target AIC and LTI payouts (discounted to present value to be consistent with the valuation methodology used in the survey data) in the TCC and TDC formula, so the actual compensation paid out in a given year may vary widely from target levels because compensation earned under the AIC and LTI programs is variable and commensurate with the level of achievement of pre-established financial performance goals. When we fall short of our business objectives, payments under these variable programs decrease correspondingly. Conversely, when we achieve superior results, we reward our executives accordingly under the terms of these programs. As shown by the following chart, although fiscal 2014 AIC payouts were below target levels, the actual fiscal 2014 TDC of our named executive officers was above target levels because we exceeded our pre-established EPS goal for a target payout under the FY2012-FY2014 LTI plan. In fiscal 2013, with the exception of Mr. F.W. Smith, the actual TDC of our named executive officers was at or above target levels because we exceeded our pre-established EPS goal for a maximum payout under the FY2011-FY2013 LTI plan. Similarly, in fiscal 2012, the actual TDC of our named executive officers was above target levels because we substantially exceeded our pre-established EPS goal for a maximum payout under the FY2010-FY2012 LTI plan.

Actual TDC vs Target TDC (1)

____________________
(1)	Actual TDC includes base salary, actual AIC and LTI payouts (if any), equity-based awards valued at grant date and tax reimbursement payments related to restricted stock awards.

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EXECUTIVE COMPENSATION

Align Management and Shareowner Interests. We award stock options and restricted stock to create and maintain a long-term economic stake in the company for the officers, thereby aligning their interests with the interests of our shareowners.

In addition, as discussed above, payout under our LTI program is dependent upon achievement of an aggregate EPS goal for a three-fiscal-year period. EPS was selected as the financial measure for the LTI plan because growth in our EPS strongly correlates to long-term stock price appreciation.

The following graph illustrates the relationship between FedEx’s EPS growth and stock price appreciation (based on the fiscal year-end stock price and adjusted for stock splits) from 1978 to 2014:

Stock Ownership Goal for Senior Officers. In order to encourage significant stock ownership by FedEx’s senior management, including the named executive officers, and to further align their interests with the interests of our shareowners, the Board of Directors has adopted a stock ownership goal for senior officers, which is included in FedEx’s Corporate Governance Guidelines. With respect to our executive officers, the goal is that within four years after being appointed to his or her position, each officer own FedEx shares valued at the following multiple of his or her annual base salary:

  5x for the Chairman of the Board, President and Chief Executive Officer; and
  3x for the other executive officers.

For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. Until the ownership goal is met, the officer is encouraged to retain “net profit shares” resulting from the exercise of stock options. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed upon the exercise of options. As of August 4, 2014, each executive officer exceeded the stock ownership goal.

Policy Against Hedging and Pledging Transactions. In addition, we have adopted comprehensive and detailed policies (the FedEx Securities Manual) that regulate trading by our insiders, including the named executive officers and Board members. The Securities Manual includes information regarding quiet periods and explains when transactions in FedEx stock are permitted. The Securities Manual also sets forth certain types of transactions that are restricted. Specifically, (1) publicly traded (or exchange-traded) options, such as puts, calls and other derivative securities, (2) short sales, including “sales against the box,”and (3) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, are strictly prohibited. The Securities Manual also prohibits margin accounts and pledges; provided, however, that our Lead Independent Director and General Counsel, acting together, may grant an exception to the prohibition against holding FedEx securities in a margin account or pledging FedEx securities on a case-by-case basis to any member of the Board of Directors or the Chairman of the Board, President and Chief Executive Officer if he or she clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

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EXECUTIVE COMPENSATION

Based upon this criterion, such an exception has been granted with respect to the shares that are disclosed in this proxy statement as having been pledged as security by Frederick W. Smith, FedEx’s Chairman of the Board, President and Chief Executive Officer. See “Stock Ownership — Directors and Executive Officers.” With respect to the shares pledged by Mr. Smith:

  None of the shares pledged by Mr. Smith were acquired through a FedEx equity compensation plan.
  The pledged shares are not used to shift or hedge any economic risk in owning FedEx shares. These shares collateralize loans used to fund outside personal business ventures and prior purchases of FedEx shares. If Mr. Smith had been unable to pledge these shares, he may have been forced to sell the shares in order to obtain the necessary funds.
  The pledged shares represent 1.4% of FedEx’s outstanding shares as of August 4, 2014, and therefore, do not present any appreciable risk for investors or the company.
  Mr. Smith is FedEx’s founder and one of the company’s largest shareowners. Mr. Smith has pledged only 21% of his total share ownership. The number of shares pledged by Mr. Smith has decreased by 626,000 during the last year and by 1,186,000 over the last two years. Based on the fiscal year-end stock price ($144.16), the value of his pledged shares was approximately $594 million. Excluding the pledged shares, Mr. Smith still substantially exceeds our stock ownership goal.
  In accordance with our policy, Mr. Smith has established his financial capacity to repay the loan without resorting to the pledged shares. In the unlikely event such a sale were necessary, based on the 30-day average trading volume for FedEx shares as of August 4, 2014, it would take two days for the pledged shares to be sold in the open market. Furthermore, Mr. Smith’s unpledged share ownership is very substantial and would likely be able to prevent any margin call.

We have an active shareowner engagement program in which we meet regularly with our largest shareowners. During these discussions, none of our largest shareowners have raised any concerns regarding Mr. Smith’s pledged shares.

No other FedEx executive officer or Board member currently holds FedEx securities that are pledged pursuant to a margin account, loan or otherwise.

Restricted Stock Program. FedEx’s restricted stock program has been in place for over 20 years and has encouraged FedEx executives to own and retain company stock. Although none of our largest shareowners have raised any concerns to us regarding our restricted stock program, during fiscal 2014 the Compensation Committee again reviewed our restricted stock program and, for all of the following reasons, determined that it continues to be appropriate for FedEx.

By facilitating the ownership of FedEx shares by our executives, we strengthen the alignment of their interests with those of our investors. When granting restricted stock, FedEx first determines the total target value of the award and then approves the delivery of that value in two components: restricted shares and cash payment of taxes due. Therefore, the total target value of the award is the same as it would be if there were no tax payments. In particular, because the amount of the tax payment is included in the calculation of the target value of the restricted stock award, the officers receive fewer shares in each award than they would in the absence of the tax payment: fewer by an amount equal in value to the tax payment.

This methodology prevents the need for an officer to make a disposition of FedEx stock to cover the tax consequences of a restricted stock award and dilute his or her interest in FedEx. Conversely, absent the tax payment, the number of shares received in each award would be larger by an amount equal in value to the forgone tax payment, thereby having a dilutive effect on our shareowners’ equity interest in FedEx. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients. The following chart illustrates this principle, using the target value for the fiscal year 2014 restricted stock awards granted to FedEx Corporation executive vice presidents (as in previous years, Mr. Smith did not receive a restricted stock award in fiscal 2014):

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EXECUTIVE COMPENSATION

Target Value of Restricted Stock Award

Not only is the value to the officer, as well as the cost to the company, generally the same as it would be otherwise, but this practice uses fewer shares of stock to arrive at the same benefit and has proved extremely successful in retaining executives and enabling them to retain their shares. During fiscal 2014, we broadened our restricted stock program to include certain lower-level officers and high-performing managers and individual contributors. We also make tax payments as part of restricted stock awards to these individuals. In sum, we strongly believe that our restricted stock program is effectively designed and is aligned with the best interests of our shareowners.

Role of the Compensation Committee, its Compensation Consultant and the Chairman of the Board, President and Chief Executive Officer

Our Board of Directors is responsible for the compensation of our executive management. The purpose of the Board’s Compensation Committee, which is composed solely of independent directors, is to help discharge this responsibility by, among other things:

  Reviewing and discussing with management the factors underlying our compensation policies and decisions, including overall compensation objectives;
  Reviewing and discussing with management the relationship between the company’s compensation policies and practices and the company’s risk management, including the extent to which those policies and practices create risks for the company;
  Reviewing and approving all company goals and objectives (both financial and non-financial) relevant to the compensation of the Chairman of the Board, President and Chief Executive Officer;
  Evaluating, together with the other independent directors, the performance of the Chairman of the Board, President and Chief Executive Officer in light of these goals and objectives and the quality and effectiveness of his leadership;
  Recommending to the Board for approval by the independent directors each element of the compensation of the Chairman of the Board, President and Chief Executive Officer;
  Reviewing the performance evaluations of all other members of executive management (the Chairman of the Board, President and Chief Executive Officer is responsible for the performance evaluations of the non-CEO executive officers);
  Reviewing and approving (and, if applicable, recommending to the Board for approval) each element of compensation, as well as the terms and conditions of employment, of these other members of executive management;
  Granting awards under our equity compensation plans and overseeing the administration of all such plans; and
  Reviewing the costs and structure of our key employee benefit and fringe-benefit plans and programs.

The Compensation Committee may form and delegate authority to any subcommittee as it deems appropriate or advisable in accordance with the terms of its written charter. To date, however, the Committee has not formed or delegated authority to any subcommittee.

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EXECUTIVE COMPENSATION

In furtherance of the Compensation Committee’s responsibility, the Committee has engaged Steven Hall & Partners (the “consultant”) to assist the Committee in evaluating FedEx’s executive compensation, including during fiscal 2014. In connection with this engagement, the consultant reports directly and exclusively to the Committee. The consultant participates in Committee meetings, reviews Committee materials and provides advice to the Committee upon its request. For example, the consultant: updates the Committee on trends and issues in executive compensation and comments on the competitiveness and reasonableness of FedEx’s executive compensation program; assists the Committee in the development and review of FedEx’s AIC and LTI programs, including commenting on performance measures and the goal-setting process; and reviews and provides advice to the Committee for its consideration in reviewing compensation-related proxy statement disclosure, including this Compensation Discussion and Analysis, and on any new equity compensation plans or plan amendments proposed for adoption.

Other than services provided to the Compensation Committee, the consultant does not perform any services for FedEx. Additionally, the consultant has robust policies and procedures in place to prevent conflicts of interest; the fees received by the consultant from FedEx in the consultant’s most recently completed fiscal year represented less than 5% of the consultant’s revenues; neither the consultant nor any adviser of the consultant had a business or personal relationship with any member of the Compensation Committee or any executive officer of FedEx during fiscal 2014; and no adviser of the consultant directly owns, or directly owned during fiscal 2014, any FedEx stock. Accordingly, the Compensation Committee has determined the consultant to be independent from the company and that no conflicts of interest exist related to the consultant’s services provided to the Committee. Compensation Committee pre-approval is required for any services to be provided to the company by the Committee’s independent compensation consultant. This ensures that the consultant maintains the highest level of independence from the company, in both appearance and fact.

The Chairman of the Board, President and Chief Executive Officer, who attends most meetings of the Compensation Committee by invitation of the Committee’s chairman, assists the Committee in determining the compensation of all other executive officers by, among other things:

  Approving any annual merit increases to the base salaries of the other executive officers within limits established by the Committee;
  Establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and
  Making recommendations, from time to time, for special stock option and restricted stock grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives and results achieved with the Chairman of the Board, President and Chief Executive Officer.

Compensation Elements and Fiscal 2014 Amounts

Base Salary. Our primary objective with respect to the base salary levels of our executive officers is to provide sufficient fixed cash income to retain and attract these highly marketable executives in a competitive market for executive talent. The base salaries of our executive officers are reviewed and adjusted (if appropriate) at least annually to reflect, among other things, economic conditions, base salaries for comparable positions from the executive compensation survey data discussed above, the tenure of the officers, and the base salaries of the officers relative to one another, as well as the internal salary ranges for the officer’s level.

The named executive officers did not receive base salary increases for fiscal 2015, fiscal 2014 or fiscal 2013. As a result, the annual base salaries of our named executive officers remain as follows:

Name	Annual Base Salary ($)
F.W. Smith	1,266,960
A.B. Graf, Jr.	902,784
D.J. Bronczek	942,096
T.M. Glenn	833,364
R.B. Carter	762,960

Cash Payments Under Annual Incentive Compensation Program. The primary objective of our AIC program is to motivate our people to achieve our annual financial goals and other business objectives and reward them accordingly. The program provides an annual cash bonus opportunity to our employees, including the named executive officers, at the conclusion of each fiscal year based upon the achievement of AIC performance objectives.

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EXECUTIVE COMPENSATION

For fiscal 2014, the company financial performance measure was consolidated operating income (the company financial performance measure in fiscal 2013 was consolidated pre-tax income). Operating income was chosen as the company financial performance metric to incentivize management to improve the company’s core business and to find ways to improve efficiency and rationalize capacity. Additionally, in prior years, a portion of the annual AIC payout for the non-CEO named executive officers was based on the achievement of individual performance objectives. For fiscal 2014, however, in order to simplify the structure of the AIC program and to further motivate these officers to achieve the company’s financial goals, the entire AIC payout for the non-CEO named executive officers was based on company financial performance, subject to downward adjustment by Mr. Smith based on the officer’s achievement of individual performance objectives established at the beginning of the fiscal year.

Target AIC payouts are established as a percentage of the executive officer’s base salary (as of the end of the plan year). The fiscal 2014 AIC payout opportunity for each named executive officer ranged, on a sliding scale, from a minimum amount if the AIC program’s pre-established consolidated operating income threshold was achieved up to a maximum amount if such financial performance goal was substantially exceeded. Payouts above target levels are based exclusively upon the company’s performance; accordingly, the executive officer receives above-target payouts only if the company exceeds the AIC target objective for annual financial performance.

AIC objectives for company annual financial performance are typically based upon our business plan for the fiscal year, which is reviewed and approved by the Board of Directors and which reflects, among other things, the risks and opportunities identified in connection with our enterprise risk management process. Consistent with our long-term focus and in order to discourage unnecessary and excessive risk-taking, we measure performance against our business plan, rather than a fixed growth rate or an average of growth rates from prior years, to account for short-term economic and competitive conditions and anticipated strategic investments that may have adverse short-term profit implications. We address year-over-year improvement targets through our LTI plans, as discussed below.

Ordinarily, the company’s business plan objective for the financial measure – consolidated operating income for fiscal 2014 – becomes the target objective for company performance under our AIC program. For the fiscal 2014 AIC program, however, in an effort to further motivate management to improve the company’s performance, the AIC program’s operating income target objective for company financial performance was higher than the business plan objective for operating income. Accordingly, above-plan performance was required to achieve target payouts under the fiscal 2014 AIC program.

The fiscal 2014 AIC target payouts for the named executive officers, as a percentage of base salary, were as follows:

Name	Target Payout (as a percentage of base salary)
F.W. Smith	130%
A.B. Graf, Jr.	90%
D.J. Bronczek	100%
T.M. Glenn	90%
R.B. Carter	90%

The following table illustrates for our named executive officers the fiscal 2014 AIC payout opportunities (as a percentage of the target payout described above). The payout opportunity for each non-CEO named executive officer was subject to downward adjustment based on the officer’s achievement level of his fiscal 2014 individual performance objectives, as determined by Mr. Smith.

	Payout Opportunity (as a percentage of target payout)
	Target	Maximum
FedEx Corporation CEO	100%	300%
FedEx Corporation EVPs	100%	240%
FedEx Express CEO	100%	240%

Chairman of the Board, President and Chief Executive Officer. Mr. Smith’s AIC payout is tied to the achievement of corporate objectives for company financial performance for the fiscal year. Mr. Smith’s minimum AIC payout is zero. His target AIC payout is set as a percentage of his base salary, and his maximum AIC payout is set as a multiple of the target payout. The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approve these percentages. The actual AIC payout ranges, on a sliding scale, from the minimum to the maximum based upon the performance of the company against our company financial performance goals.

In addition, the independent Board members, upon the recommendation of the Compensation Committee, may adjust this amount upward or downward based on their annual evaluation of Mr. Smith’s performance, including the quality and effectiveness of his leadership, the execution of key strategic initiatives and the following corporate performance measures:

  FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average, the Dow Jones Industrial Average and competitors;
  FedEx’s stock price to earnings (P/E) ratio relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Industrial Average and competitors;
  FedEx’s market capitalization;
  FedEx’s revenue growth and operating income growth (excluding certain unusual items) relative to competitors;

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EXECUTIVE COMPENSATION

  FedEx’s free cash flow (excluding business acquisitions), return on invested capital (excluding certain unusual items) and weighted average cost of capital;
  Analyst coverage and ratings for FedEx’s stock;
  FedEx’s U.S. and international revenue market share; and
  FedEx’s reputation rankings by various publications and surveys.

None of these factors is given any particular weight in determining whether to adjust Mr. Smith’s bonus amount.

Non-CEO Named Executive Officers. The fiscal 2014 AIC payouts for the other named executive officers were tied to the achievement of corporate objectives for company financial performance for the fiscal year. The minimum AIC payout is zero. The target AIC payout is set as a percentage of the executive’s base salary, and the maximum AIC payout is set as a multiple of the target payout. The actual AIC payout ranges, on a sliding scale, from the minimum to the maximum based upon the performance of the individual and the company against the objectives.

For fiscal 2014, the entire AIC payout for the non-CEO named executive officers was based on company financial performance, provided that Mr. Smith had the discretion to adjust each officer’s award amount downward based on the officer’s achievement of individual performance objectives established at the beginning of the fiscal year. Individual performance objectives for the non-CEO named executive officers vary by management level and by operating segment and include (but are not limited to):

  Provide leadership to support the achievement of financial goals;
  Guide and support key strategic initiatives;
  Enhance the FedEx customer experience and meet goals related to internal metrics that measure customer satisfaction and service quality;
  Recruit and develop executive talent and ensure successors exist for all management positions; and
  Implement and document good faith efforts designed to ensure inclusion of females and minorities in the pool of qualified applicants for open positions and promotional opportunities, and otherwise promote FedEx’s commitment to diversity, tolerance and inclusion in the workplace.

Individual performance objectives are designed to further the company’s business objectives. Achievement of individual performance objectives is generally within each officer’s control or scope of responsibility, and the objectives are intended to be achieved with an appropriate level of effort and effective leadership by the officer. The achievement level of each non-CEO named executive officer’s individual performance objectives is based on Mr. Smith’s evaluation at the conclusion of the fiscal year, which is reviewed by the Compensation Committee.

Fiscal 2014 AIC Performance and Payouts. As noted above, the operating income target objective for the company performance factor under the fiscal 2014 AIC program was higher than the fiscal 2014 business plan objective for operating income. As a result, above-plan performance was required in order to achieve target payouts under the fiscal 2014 AIC program. Expressed in terms of year-over-year improvement from a base amount (our fiscal 2013 adjusted consolidated operating income), the consolidated operating income threshold, target and maximum under our fiscal 2014 AIC program were as follows:

Base Year Amount – Fiscal 2013 Adjusted Consolidated Operating Income *	Threshold	Target	Maximum
$3.211 billion	2.4%	21.4%	40.8%
*	Excludes $560 million of business realignment program costs and a $100 million noncash aircraft impairment charge.

The following table presents the operating income threshold, target and maximum for the company performance factor under our fiscal 2014 AIC program and our actual consolidated operating income for fiscal 2014 (in millions):

Company Performance Measure	Threshold	Target	Maximum	Actual
Consolidated Operating Income	$3,288	$3,903	$4,520	$3,446

Based upon below-target company performance and, in the case of each non-CEO named executive officer, any downward adjustment resulting from Mr. Smith’s evaluation of that executive’s achievement level for his individual performance objectives, payouts to the named executive officers under the fiscal 2014 AIC program were as follows (compared to the target payout opportunities):

Name	Target AIC Payout ($)	Actual AIC Payout ($)
F.W. Smith	1,647,048	362,713
A.B. Graf, Jr.	812,506	186,795
D.J. Bronczek	942,096	205,188
T.M. Glenn	750,028	152,466
R.B. Carter	686,664	152,879

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EXECUTIVE COMPENSATION

The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, exercised their discretion (as described above) to reduce the amount of Mr. Smith’s fiscal 2014 AIC payout from $398,586, the formulaic amount resulting solely from the achievement of company financial performance objectives under the fiscal 2014 AIC program, to $362,713. This decision was based upon below-business-plan achievement for fiscal 2014 consolidated operating income.

Fiscal 2015 AIC Plan Design. In order to further motivate and incentivize management to improve the company’s core financial performance, execute our profit improvement initiatives and find ways to improve efficiency and rationalize capacity, several changes have been made to the fiscal 2015 AIC program.

As in prior years, Mr. Smith’s fiscal 2015 AIC payout opportunity will be tied to the achievement of corporate objectives for company financial performance for the fiscal year, subject to adjustment by the independent members of the Board of Directors as described above. The fiscal 2015 AIC payout opportunity for Mr. Bronczek, the president and chief executive officer of FedEx Express, will be based on the same company financial performance measures, subject to adjustment by Mr. Smith based on Mr. Bronczek’s achievement of individual performance objectives established at the beginning of the fiscal year. Mr. Smith will determine the achievement level of Mr. Bronczek’s individual performance objectives at the conclusion of fiscal 2015.

Mr. Smith’s and Mr. Bronczek’s fiscal 2015 AIC payout will be based on the following company financial performance measures (subject to adjustment as described above):

  FedEx Express Segment Operating Income: If the FedEx Express segment operating income target objective under the fiscal 2015 AIC program is met or exceeded, a payout of 50% of their respective target bonus will be earned. The FedEx Express segment operating income target objective under the fiscal 2015 AIC program is higher than the fiscal 2015 business plan objective for FedEx Express segment operating income.
  Consolidated Operating Income: If the FedEx Express segment operating income target objective under the fiscal 2015 AIC program is achieved, the balance of Mr. Smith’s and Mr. Bronczek’s AIC payout opportunity will be tied to the achievement of corporate objectives for consolidated operating income, subject to the maximum payout opportunity. The consolidated operating income target objective under the fiscal 2015 AIC program is higher than the fiscal 2015 business plan objective for consolidated operating income.

With respect to Messrs. Graf, Glenn and Carter, 50% of their target AIC payout will be based on the achievement of individual performance objectives established at the beginning of the fiscal year for each executive. Mr. Smith will determine the achievement level of each executive’s individual objectives at the conclusion of fiscal 2015. The payout opportunity relating to individual objectives will not be contingent upon achievement of any company financial performance objectives.

The balance of Messrs. Graf’s, Glenn’s and Carter’s AIC payout is contingent upon achievement of the FedEx Express segment operating income target objective under the fiscal 2015 AIC program. If such target objective is achieved, the balance of their AIC payout opportunity will be based on the achievement of corporate objectives for consolidated operating income (as described above), subject to the maximum payout opportunity.

Cash Payments Under LTI Program. The primary objective of our LTI program is to motivate management to contribute to our future success and to build long-term shareowner value and reward them accordingly. The program provides a long-term cash payment opportunity to members of management, including the named executive officers, based upon achievement of aggregate EPS goals for the preceding three-fiscal-year period. The LTI plan design provides for payouts that correspond to specific EPS goals established by the Board of Directors. The EPS goals represent total growth in EPS (over a base year) for the three-year term of the LTI plan. The following chart illustrates the relationship between EPS growth and payout:

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EXECUTIVE COMPENSATION

LTI Payout Opportunity
(as a percentage of target)

Three-Year Average Annual EPS Growth

As illustrated by the above chart, the LTI program provides for:

  No LTI payment unless the three-year average annual EPS growth rate is at least 5%;
  Target payouts if the three-year average annual EPS growth rate is 12.5%;
  Above-target payouts if the growth rate is above 12.5%, up to a maximum amount (equal to 150% of the target payouts) if the growth rate is 15% or higher; and
  Below-target payouts if the growth rate is below 12.5%, down to a threshold amount (equal to 25% of the target payouts) if the growth rate is 5%.

Stock Repurchase Program-Related Adjustments to Fiscal 2014 EPS for LTI Plan Purposes. During fiscal 2014, the company repurchased 36.8 million shares as part of our stock repurchase program. The reduction in outstanding shares resulting from the stock repurchase program increased fiscal 2014 EPS. Because this positive impact did not reflect core business performance, the Board of Directors, upon the recommendation of the Compensation Committee, approved the exclusion of the impact of the stock repurchase program (net of interest expense on debt issued to fund a portion of the program) on fiscal 2014 EPS for purposes of the LTI plans. As a result, adjusted fiscal 2014 EPS of $6.68 will be used for purposes of the FY2012-FY2014, FY2013-FY2015 and FY2014-FY2016 LTI plans, rather than reported fiscal 2014 EPS of $6.75. This resulted in a 3% reduction in the FY2012-FY2014 LTI plan payout.

Fiscal 2014 LTI Performance and Payouts. For the FY2012-FY2014 LTI plan, we used final fiscal 2011 EPS ($4.57) as the base-year number. The following table presents the aggregate EPS threshold (minimum), target and maximum under our FY2012-FY2014 LTI plan, which was established by the Board of Directors in 2011, and our adjusted aggregate EPS under the plan for the three-year period ended May 31, 2014:

Performance Measure	Threshold	Target	Maximum	Actual
FY2012-FY2014 Aggregate EPS	$15.13	$17.43	$18.25	$18.00 *
*	Excludes $0.07 impact of the stock repurchase program on fiscal 2014 EPS, as described above.

Based upon this above-target performance, LTI participants, including the named executive officers, earned above-target payouts under the FY2012-FY2014 LTI plan — as illustrated by the following table (compared to the threshold, target and maximum payout opportunities):

Name	Threshold LTI Payout ($)	Target LTI Payout ($)	Maximum LTI Payout ($)	Actual LTI Payout ($)
F.W. Smith	1,000,000	4,000,000	6,000,000	5,392,000
A.B. Graf, Jr.	300,000	1,200,000	1,800,000	1,617,600
D.J. Bronczek	375,000	1,500,000	2,250,000	2,022,000
T.M. Glenn	300,000	1,200,000	1,800,000	1,617,600
R.B. Carter	300,000	1,200,000	1,800,000	1,617,600

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EXECUTIVE COMPENSATION

LTI Payout Opportunities. The Board of Directors has established LTI plans for the three-fiscal-year periods 2013 through 2015 and 2014 through 2016, providing cash payment opportunities upon the conclusion of fiscal 2015 and 2016, respectively, if certain EPS goals are achieved with respect to those periods. The FY2013-FY2015 LTI plan uses final fiscal 2012 EPS ($6.41) as the base-year number, and the FY2014-FY2016 plan uses final fiscal 2013 EPS ($4.91) as the base-year number. As described above, adjusted fiscal 2014 EPS of $6.68 will be used for purposes of these LTI plans, rather than reported fiscal 2014 EPS of $6.75. Fiscal 2015 and 2016 EPS will be adjusted following the end of those fiscal years using a similar methodology to exclude the impact of the stock repurchase program for purposes of the FY2013-FY2015 and FY2014-FY2016 LTI plans. The following table presents the aggregate EPS thresholds, targets and maximums under the FY2013-FY2015 and FY2014-FY2016 LTI plans and our progress toward these goals as of May 31, 2014 (actual results exclude the $0.07 benefit of the stock repurchase program on fiscal 2014 EPS):

Performance Period	Aggregate EPS Threshold	Aggregate EPS Target	Aggregate EPS Maximum	Actual Aggregate EPS as of May 31, 2014
FY2013-FY2015	$21.22	$24.45	$25.60	$11.59 (with one year remaining)
FY2014-FY2016	$16.25	$18.72	$19.61	$6.68 (with two years remaining)

The following table sets forth the potential threshold, target and maximum payouts for the named executive officers under these two plans:

		Potential Future Payouts
Name	Performance Period	Threshold ($)	Target ($)	Maximum ($)
F.W. Smith	FY2013-FY2015	1,000,000	4,000,000	6,000,000
	FY2014-FY2016	1,000,000	4,000,000	6,000,000
A.B. Graf, Jr.	FY2013-FY2015	300,000	1,200,000	1,800,000
	FY2014-FY2016	300,000	1,200,000	1,800,000
D.J. Bronczek	FY2013-FY2015	375,000	1,500,000	2,250,000
	FY2014-FY2016	375,000	1,500,000	2,250,000
T.M. Glenn	FY2013-FY2015	300,000	1,200,000	1,800,000
	FY2014-FY2016	300,000	1,200,000	1,800,000
R.B. Carter	FY2013-FY2015	300,000	1,200,000	1,800,000
	FY2014-FY2016	300,000	1,200,000	1,800,000

Modified Base-Year EPS for FY2015-FY2017 LTI Plan. Traditionally, the base-year number over which the three-year average annual EPS growth rate goals are measured for an LTI plan is the final full-year EPS of the preceding fiscal year. For the FY2015-FY2017 LTI plan, however, the base-year year number will be $7.12, not reported fiscal 2014 EPS of $6.75. The Board of Directors, upon the recommendation of the Compensation Committee, approved this increase in the base-year EPS in order to exclude the impact of the company’s stock repurchase program on a prospective basis, thereby making subsequent adjustments of EPS in future years unnecessary for purposes of the FY2015-FY2017 LTI plan. Otherwise, the FY2015-FY2017 LTI plan (including the three-year average annual EPS growth rate goals described above and the threshold, target and maximum payouts) for the named executive officers is consistent with the terms of the LTI program as described above.

Long-Term Equity Incentives — Stock Options and Restricted Stock. Our primary objective in providing long-term equity incentives to executive officers is to further align their interests with those of our shareowners by facilitating significant ownership of FedEx stock by the officers. This creates a direct link between their compensation and long-term shareowner return.

Amount. Stock options and restricted stock are generally granted to executive officers on an annual basis. As discussed above, an officer’s position and level of responsibility are the primary factors that determine the number of options and shares of restricted stock awarded to the officer in the annual grant. For instance, all FedEx Corporation executive vice presidents receive the same number of options and restricted shares in the annual grant.

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EXECUTIVE COMPENSATION

The number of stock options and restricted shares awarded at each management level can vary from year to year. In determining how many options and shares of restricted stock should be awarded at each level, the Compensation Committee may consider:

  Target TDC levels and referenced survey data — as discussed above, we include the total target value of all equity-based awards (including tax reimbursement payments for restricted stock awards) in our calculation of target TDC (using the same valuation methodology used in the market survey data), and in evaluating the fiscal 2014 target TDC levels for our named executive officers, we referred to multiple market reference points for comparable positions in the referenced surveys;
  The total number of shares then available to be granted; and

  Potential shareowner dilution. As of August 4, 2014, the total number of shares underlying options and shares of restricted stock outstanding or available for future grant under our equity compensation plans represented 10% of the sum of shares outstanding plus the shares underlying options outstanding or available for future grant plus shares of restricted stock available for future grant.

Other factors that the Compensation Committee may consider, especially with respect to special grants outside of the annual-grant framework, include the promotion of an officer or the desire to retain a valued executive or recognize a particular officer’s contributions. None of these factors is given any particular weight and the specific factors used may vary among individual executives.

Timing. In selecting dates for awarding equity-based compensation, we do not consider, nor have we ever considered, the price of FedEx’s common stock or the timing of the release of material, non-public information about the company. Stock option and restricted stock awards are generally made to executive officers on an annual basis according to a pre-established schedule.

When the Compensation Committee approves a special grant outside of the annual-grant framework, such grants are made at a regularly scheduled meeting and the grant date of the awards is the approval date or the next business day, if the meeting does not fall on a business day. If the grant is made in connection with the promotion of an individual or the election of an officer, the grant date may be the effective date of the individual’s promotion or the officer’s election, if such effective date is after the approval date.

Pricing. The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of FedEx’s common stock on the date of grant. Under the terms of our equity incentive plans, the fair market value on the grant date is defined as the average of the high and low trading prices of FedEx’s stock on the New York Stock Exchange on that day. We believe this methodology is the most equitable method for determining the exercise price of our stock option awards given the intra-day price volatility often shown by our stock.

Vesting. Stock options and restricted stock granted to executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. This four-year vesting period is intended to further encourage the retention of the executive officers, since unvested stock options are forfeited upon termination of the officer’s employment for any reason other than death or permanent disability and unvested restricted stock is forfeited upon termination of the officer’s employment for any reason other than death, permanent disability or retirement.

Tax Reimbursement Payments for Restricted Stock Awards. As discussed previously, FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient. This prevents the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation and thus encourages and facilitates FedEx stock ownership by our officers, thereby further aligning their interests with those of our shareowners. The total target value of the award is the same as it would be if there were no tax payments.

Voting and Dividend Rights on Restricted Stock. Holders of restricted shares are entitled to vote and receive any dividends on such shares. The dividend rights are included in the computation of the value of the restricted stock award for purposes of determining the recipient’s target TDC.

Fiscal 2014 Awards. On June 3, 2013, the named executive officers were granted stock option and restricted stock awards as follows:

Name	Number of Stock Options	Number of Shares of Restricted Stock
F.W. Smith	203,780	0
A.B. Graf, Jr.	24,620	5,720
D.J. Bronczek	32,640	7,370
T.M. Glenn	24,620	5,720
R.B. Carter	24,620	5,720

As in previous years, at the request of Mr. Smith and in light of his significant stock ownership, the Compensation Committee did not award him any restricted stock. Instead, his equity awards were in the form of stock options, which will yield value to him only if the stock price increases from the date of grant.

The target value of stock options and restricted stock awarded in fiscal 2014 to each named executive officer remained substantially the same compared to the fiscal 2013 target value (although the valuation methodology of stock options for accounting purposes and reporting in the Summary Compensation Table may yield a higher value).

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EXECUTIVE COMPENSATION

Perquisites, Tax Reimbursement Payments and Other Annual Compensation. FedEx’s named executive officers receive certain other annual compensation, including:

  certain perquisites, such as personal use of corporate aircraft (though officers are required to reimburse FedEx for substantially all of the incremental cost to FedEx of such usage), security services and equipment, tax return preparation and financial counseling services, umbrella insurance, physical examinations, travel privileges on certain airline partners, salary continuation benefits for short-term disability and supplemental long-term disability benefits;
  group variable universal life insurance and 401(k) company-matching contributions; and
  tax reimbursement payments relating to restricted stock awards (as discussed above) and certain business-related use of corporate aircraft.

We provide this other compensation to enhance the competitiveness of our executive compensation program and to increase the productivity (corporate aircraft travel, professional assistance with tax return preparation and financial planning), safety (security services and equipment) and health (annual physical examinations) of our executives so they can focus on producing superior financial returns for our shareowners. Our tax reimbursement payments relating to restricted stock awards are a component of the total target value of the restricted stock grant. As a result, the total target value of the award is the same as it would be if there were no tax payments and there is no dilutive effect on our shareowners’ equity interest in FedEx. The Compensation Committee reviews and approves each of these elements of compensation, and all of the independent directors approve each element as it relates to Mr. Smith. The Committee also reviews and approves FedEx’s policies and procedures regarding perquisites and other personal benefits and tax reimbursement payments, including:

  FedEx’s written policy setting forth guidelines and procedures regarding personal use of FedEx corporate aircraft; and
  FedEx’s executive security procedures.

FedEx’s executive security procedures, which prescribe the level of personal security to be provided to the Chairman of the Board, President and Chief Executive Officer and other executive officers, are based on bona fide business-related security concerns and are an integral part of FedEx’s overall risk management and security program. These procedures have been assessed by an independent security consulting firm, and deemed necessary and appropriate for the protection of the officers and their families given the history of direct security threats against FedEx executives and the likelihood of additional threats against the officers. The security services and equipment provided to FedEx executive officers may be viewed as conveying personal benefits to the executives and, as a result, their values must be reported in the Summary Compensation Table.

With respect to Mr. Smith, consistent with FedEx’s executive security procedures, the Board of Directors requires him to use FedEx corporate aircraft for all travel, including personal travel. In addition, FedEx provides certain physical and personal security services for Mr. Smith, including on-site residential security at his primary residence. The Board of Directors believes that Mr. Smith’s personal safety and security are of the utmost importance to FedEx and its shareowners and, therefore, the costs associated with such security are appropriate and necessary business expenses.

Post-Employment Compensation. While none of FedEx’s named executive officers has an employment agreement, they are entitled to receive certain payments and benefits upon termination of employment or a change of control of FedEx, including:

  Retirement benefits under FedEx’s 401(k) and pension plans, including a tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan, a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan, and a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan — which is designed to provide to the executives the benefits that otherwise would be paid under the tax-qualified pension plan but for certain limits under United States tax laws;
  Accelerated vesting of restricted stock upon the executive’s retirement (at or after age 60), death or permanent disability or a change of control of FedEx;
  Accelerated vesting of stock options upon the executive’s death or permanent disability or a change of control of FedEx; and
  Lump sum cash payments and post-employment insurance coverage under their Management Retention Agreements with FedEx (the “MRAs”) upon a qualifying termination of the executive after a change of control of FedEx. The MRAs, as well as the accelerated vesting of equity awards upon a change of control of FedEx, are intended to secure the executives’ continued services in the event of any threat or occurrence of a change of control, which further aligns their interests with those of our shareowners when evaluating any such potential transaction.

The Compensation Committee approves and recommends Board approval of all plans, agreements and arrangements that provide for these payments and benefits.

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EXECUTIVE COMPENSATION

Risks Arising from Compensation Policies and Practices

Management has conducted an in-depth risk assessment of FedEx’s compensation policies and practices and concluded that that they do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee has reviewed and concurred with management’s conclusion. The risk assessment process included, among other things, a review of (i) all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that meet and support corporate goals, and (ii) the overall compensation mix to ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives. The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risks that could threaten the company. No such plans or practices were identified.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the income tax deduction by FedEx for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than the Chief Financial Officer) to $1,000,000 per year, unless the compensation is “qualified performance-based compensation” or qualifies under certain other exceptions.

  Mr. Smith’s base salary is not designed to meet the requirements of Section 162(m) and, therefore, is subject to the $1,000,000 deductibility limit.
  FedEx’s equity compensation plans satisfy the requirements of Section 162(m) with respect to stock options, but not with respect to restricted stock awards. Accordingly, compensation recognized by the four highest-paid executive officers (excluding Mr. Graf) in connection with stock options is fully deductible, but compensation with respect to restricted stock awards is subject to the $1,000,000 deductibility limit.
  FedEx’s AIC and LTI plans do not meet all of the conditions for qualification under Section 162(m). Compensation received by the four highest-paid executive officers (excluding Mr.Graf) under each of these plans is subject, therefore, to the $1,000,000 deductibility limit.

We do not require all of our compensation programs to be fully deductible under Section 162(m) because doing so would restrict our discretion and flexibility in designing competitive compensation programs to promote varying corporate goals. We believe that our Board of Directors should be free to make compensation decisions to further and promote the best interests of our shareowners, rather than to qualify for corporate tax deductions. In fiscal 2014, we incurred approximately $5.4 million of additional tax expense as a result of the Section 162(m) deductibility limit for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than Mr. Graf).

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EXECUTIVE COMPENSATION

Summary Compensation Table

In this section we provide certain tabular and narrative information regarding the compensation of our principal executive and financial officers and our three other most highly compensated executive officers for the fiscal year ended May 31, 2014, and for each of the previous two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Frederick W. Smith	2014	1,266,960	0	0	6,710,435	5,754,713	—	419,869	14,151,977
Chairman, President and	2013	1,266,960	0	0	5,610,542	5,250,000	—	465,746	12,593,248
Chief Executive Officer	2012	1,263,098	0	0	5,371,684	6,575,215	—	470,971	13,680,968
(Principal Executive Officer)
Alan B. Graf, Jr.	2014	902,784	0	554,068	810,732	1,804,395	265,189	514,486	4,851,654
Executive Vice President	2013	902,784	0	621,083	684,392	1,995,001	711,553	499,157	5,413,970
and Chief Financial Officer	2012	900,240	0	623,735	655,217	2,546,693	1,154,269	489,091	6,369,245
(Principal Financial Officer)
David J. Bronczek	2014	942,096	0	713,895	1,074,829	2,227,188	969,457	581,432	6,508,897
President and Chief Executive	2013	942,096	0	799,692	906,498	2,490,234	792,786	491,077	6,422,383
Officer — FedEx Express	2012	939,441	0	802,836	867,827	3,014,794	1,490,346	544,541	7,659,785
T. Michael Glenn	2014	833,364	0	554,068	810,732	1,770,066	738,829	532,819	5,239,878
Executive Vice President,	2013	833,364	0	621,083	684,392	1,980,007	522,945	438,002	5,079,793
Market Development and	2012	831,016	0	623,735	655,217	2,394,698	1,247,159	481,706	6,233,531
Corporate Communications
Robert B. Carter	2014	762,960	0	554,068	810,732	1,770,479	477,874	558,190	4,934,303
Executive Vice President,	2013	762,960	0	621,083	684,392	1,989,519	282,935	409,256	4,750,145
FedEx Information Services	2012	760,810	0	623,735	655,217	2,425,551	877,959	430,844	5,774,116
and Chief Information Officer
(1)	The amounts reported in these columns reflect the aggregate grant date fair value of restricted stock and option awards granted to the named executive officer during each year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. These amounts reflect our calculation of the value of these awards on the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the officer.
The fair value of restricted stock awards is equal to the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant multiplied by the number of shares awarded.
For accounting purposes, we use the Black-Scholes option pricing model to calculate the grant date fair value of stock options. Assumptions used in the calculation of the amounts in the “Option Awards” column are included in note 10 to our audited consolidated financial statements for the fiscal year ended May 31, 2014, included in our Annual Report on Form 10-K for fiscal 2014.
See the “Grants of Plan-Based Awards During Fiscal 2014” table for information regarding restricted stock and option awards to the named executive officers during fiscal 2014.

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(2)	Reflects cash payouts, if any, under FedEx’s fiscal 2014, 2013 and 2012 annual incentive compensation plans and FY12-FY14, FY11-FY13 and FY10-FY12 long-term incentive plans, as follows (for further discussion of the fiscal 2014 annual incentive compensation plan and the FY12-FY14 long-term incentive plan, see “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Cash Payments Under Annual Incentive Compensation Program” and “— Cash Payments Under LTI Program” above):

Name	Year	AIC Payout ($)	LTI Payout ($)	Total Non-Equity Incentive Plan Compensation ($)
F.W. Smith	2014	362,713	5,392,000	5,754,713
	2013	0	5,250,000	5,250,000
	2012	1,325,215	5,250,000	6,575,215
A.B. Graf, Jr.	2014	186,795	1,617,600	1,804,395
	2013	195,001	1,800,000	1,995,001
	2012	746,693	1,800,000	2,546,693
D.J. Bronczek	2014	205,188	2,022,000	2,227,188
	2013	240,234	2,250,000	2,490,234
	2012	764,794	2,250,000	3,014,794
T.M. Glenn	2014	152,466	1,617,600	1,770,066
	2013	180,007	1,800,000	1,980,007
	2012	594,698	1,800,000	2,394,698
R.B. Carter	2014	152,879	1,617,600	1,770,479
	2013	189,519	1,800,000	1,989,519
	2012	625,551	1,800,000	2,425,551
(3)	Reflects the actuarial increase in the present value of the named executive officer’s benefits under the Pension Plan and the Parity Plan (as each such term is defined under “— Fiscal 2014 Pension Benefits — Overview of Pension Plans”). The present value of the benefits under the Pension Plan and the Parity Plan for Mr. Smith decreased as follows: (a) between fiscal 2013 and 2014 – $343,627; (b) between fiscal 2012 and 2013 – $238,617; and (c) between fiscal 2011 and 2012 – $222,885. The amounts in the table and this footnote were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2014. See “— Fiscal 2014 Pension Benefits” below.
(4)	Includes:

  the aggregate incremental cost to FedEx of providing perquisites and other personal benefits;
  group term life insurance premiums paid by FedEx;
  company-matching contributions under FedEx’s tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan (the “401(k) Plan”); and
  tax reimbursement payments relating to restricted stock awards and certain business-related use of corporate aircraft. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient to prevent the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients. See “— Compensation Discussion and Analysis — Compensation Objectives and Design-Related Features — Restricted Stock Program” above.

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The following table shows the amounts included for each such item:

Name	Year	Perquisites and Other Personal Benefits ($) *	Life Insurance Premiums ($)	Company Contributions Under 401(k) Plan ($)	Tax Reimbursement Payments ($) *	Total ($)
F.W. Smith	2014	410,075	1,836	7,958	0	419,869
	2013	454,690	2,131	8,925	0	465,746
	2012	460,141	2,255	8,575	0	470,971
A.B. Graf, Jr.	2014	81,955	3,060	8,925	420,546	514,486
	2013	133,409	2,934	6,583	356,231	499,157
	2012	119,740	2,844	8,755	357,752	489,091
D.J. Bronczek	2014	27,590	3,060	8,925	541,857	581,432
	2013	22,877	2,934	6,591	458,675	491,077
	2012	65,878	2,844	8,752	467,067	544,541
T.M. Glenn	2014	87,763	3,060	8,925	433,071	532,819
	2013	66,900	2,934	8,924	359,244	438,002
	2012	104,940	2,844	8,802	365,120	481,706
R.B. Carter	2014	112,249	3,060	8,925	433,956	558,190
	2013	35,288	2,934	6,525	364,509	409,256
	2012	56,039	2,844	8,750	363,211	430,844

*   See the following two tables for additional details regarding the amounts included in each item.

During fiscal 2014, 2013 and 2012, unless otherwise noted below, FedEx provided the following perquisites and other personal benefits to the named executive officers:

  Personal use of corporate aircraft: FedEx maintains a fleet of corporate aircraft that is used primarily for business travel by FedEx employees. FedEx has a written policy that sets forth guidelines and procedures regarding personal use of FedEx corporate aircraft. The policy requires officers to pay FedEx two times the cost of fuel for personal trips, plus applicable passenger ticket taxes and fees. These payments are intended to approximate the incremental cost to FedEx of personal corporate aircraft usage.
  Mr. Smith is not required to pay FedEx for any travel on corporate aircraft by his family members or guests when they are accompanying him and he is on business travel. Mr. Smith is required to pay FedEx, however, for any personal travel by him and any personal travel by his family members or guests when they are accompanying him and he is on personal travel or when they are traveling without him.
  Compensation is included in the table above for personal corporate aircraft travel (which for this purpose includes travel to attend a board or stockholder meeting of an outside company or organization for which the officer serves as a director or trustee) by a named executive officer and his family members and guests to the extent, if any, that the aggregate incremental cost to FedEx of all such travel exceeds the amount the officer paid FedEx for such travel. The incremental cost to FedEx of personal use of corporate aircraft is calculated based on the variable operating cost to FedEx, which includes the cost of fuel, aircraft maintenance, crew travel, landing fees, ramp fees and other smaller variable costs. Because FedEx corporate aircraft are used primarily for business travel, fixed costs that do not change based on usage, such as pilots’ salaries and purchase and lease costs, are excluded from this calculation.
  In addition, when an aircraft is already flying to a destination for business purposes and the officers or their family members or guests ride along on the aircraft for personal travel, there is no additional variable operating cost to FedEx associated with the additional passengers, and thus no compensation is included in the table above for such personal travel. With the exception of Mr. Smith, the officer is still required to pay FedEx for such personal travel if persons on business travel occupy less than 50% of the total available seats on the aircraft. The amount of such payment is a pro rata portion (based on the total number of passengers) of the fuel cost for the flight, multiplied by two, plus applicable passenger ticket taxes and fees.
  For tax purposes, income is imputed to each named executive officer for personal travel and “business-related” travel (travel by the officer’s spouse or adult guest who accompanies the officer on a business trip for the primary purpose of assisting the officer with the business purpose of the trip) for the excess, if any, of the Standard Industrial Fare Level (SIFL) value of all such flights during a calendar year over the aggregate fuel payments made by the officer during that calendar year. The Board of Directors and the FedEx executive security procedures require Mr. Smith to use FedEx corporate aircraft for all travel, including personal travel. Accordingly, FedEx reimburses Mr. Smith for taxes relating to any imputed income for his personal travel and the personal travel of his family members and guests when they are accompanying him (no such reimbursement payments have been made during the last three fiscal years). FedEx reimburses the other named executive officers for taxes relating to imputed income for business-related travel.
  Security services and equipment: Pursuant to FedEx’s executive security procedures, the named executive officers are provided security services and equipment. To the extent the services and equipment are provided by third parties (e.g., out-of-town transportation and other security-related expenses and home security system installation, maintenance and monitoring), we have included in the table above the amounts paid by FedEx for such services and equipment. For Mr. Smith, these amounts totaled $53,077, $70,948 and $52,817 for fiscal 2014, 2013 and 2012, respectively. To the extent the security services are provided by FedEx employees, we have included amounts representing: (a) the number of hours of service provided to the officer by each such employee multiplied by (b) the total hourly compensation cost of the employee (including, among other things, pension and other benefit costs). For Mr. Smith, these amounts totaled $267,351, $269,289 and $283,434 for fiscal 2014, 2013 and 2012, respectively. For additional information regarding executive security services provided to Mr. Smith, see “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Perquisites, Tax Reimbursement Payments and Other Annual Compensation” above.

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  Tax return preparation services: FedEx requires officers to have their income tax returns prepared by a qualified third party (other than our independent registered public accounting firm) and pays all reasonable and customary costs for such services.
  Financial counseling services: FedEx reimburses officers for certain financial counseling services, subject to various caps.
  Umbrella insurance premiums: FedEx pays umbrella insurance premiums on behalf of officers.
  Physical examinations: FedEx pays for officers to have comprehensive annual physical examinations.
  Travel Privileges: FedEx provides certain executive officers and their spouses with travel privileges on certain airline partners. There is a small per-trip ticketing fee incurred by FedEx in connection with these privileges.
  Supplemental Disability Benefits: FedEx provides executive officers with salary continuation benefits for short-term disability (100% of base salary for 28 weeks) and supplemental long-term disability benefits. Both benefit programs are self-funded (i.e., no premiums are paid to a third-party insurer) and thus there is no incremental cost to FedEx to provide these benefit programs.

The following table shows the amounts included in the table (the aggregate incremental cost to FedEx) for each such item:

Name	Year	Personal Use of Corporate Aircraft ($) (a)	Security Services and Equipment ($)	Tax Return Preparation Services ($)	Financial Counseling Services ($)	Umbrella Insurance Premiums ($)	Other ($) (b)	Total ($)
F.W. Smith	2014	0	320,428	37,353	50,000	2,294	0	410,075
	2013	0	340,237	62,972	49,187	2,294	0	454,690
	2012	3,260	336,251	70,325	48,120	2,185	0	460,141
A.B. Graf, Jr.	2014	59,530	12,640	0	7,491	2,294	0	81,955
	2013	74,982	23,820	8,355	23,114	2,294	844	133,409
	2012	98,842	11,115	4,733	1,946	2,185	919	119,740
D.J. Bronczek	2014	0	4,415	0	20,449	2,294	432	27,590
	2013	0	13,291	7,100	0	2,294	192	22,877
	2012	14,724	7,269	14,200	27,500	2,185	0	65,878
T.M. Glenn	2014	16,177	40,544	16,800	6,900	2,294	5,048	87,763
	2013	16,831	46,264	0	700	2,294	811	66,900
	2012	31,187	40,069	29,150	1,500	2,185	849	104,940
R.B. Carter	2014	5,249	85,411	0	19,175	2,294	120	112,249
	2013	1,956	15,562	5,700	7,500	2,294	2,276	35,288
	2012	29,220	17,134	0	7,500	2,185	0	56,039
(a)	The amounts shown include the following amounts for use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors: (i) fiscal 2013: Mr. Graf — $72,711; and (ii) fiscal 2012: Mr. Graf — $93,323; and Mr. Bronczek — $7,056. The entire amounts shown for Messrs. Carter and Glenn for fiscal 2014, 2013 and 2012, and Mr. Graf for fiscal 2014, represent use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors.
(b)	For fiscal 2014 and 2013, includes physical examinations and/or ticketing fees for airline travel privileges. For fiscal 2012, includes physical examinations.

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EXECUTIVE COMPENSATION

The following table shows the tax reimbursement payments relating to the items listed, which are included in the table:

Name	Year	Restricted Stock ($)	Business- Related Use of Corporate Aircraft ($)	Total ($)
F.W. Smith	2014	0	0	0
	2013	0	0	0
	2012	0	0	0
A.B. Graf, Jr.	2014	420,546	0	420,546
	2013	356,231	0	356,231
	2012	357,752	0	357,752
D.J. Bronczek	2014	541,857	0	541,857
	2013	458,675	0	458,675
	2012	460,478	6,589	467,067
T.M. Glenn	2014	420,546	12,525	433,071
	2013	356,231	3,013	359,244
	2012	357,752	7,368	365,120
R.B. Carter	2014	420,546	13,410	433,956
	2013	356,231	8,278	364,509
	2012	357,752	5,459	363,211

Grants of Plan-Based Awards During Fiscal 2014

The following table sets forth information regarding grants of plan-based awards made to the named executive officers during the fiscal year ended May 31, 2014:

				Estimated Future				All Other			Grant
				Payouts Under			All-Other	Option Awards:	Exercise		Date Fair
				Non-Equity Incentive			Stock Awards:	Number of	or Base	Closing	Value of
				Plan Awards			Number of	Securities	Price of	Price on	Stock and
							Shares of	Underlying	Option	Grant	Option
	Type of	Grant	Approval	Threshold	Target	Maximum	Stock or Units	Options	Awards	Date	Awards
Name	Plan/Award	Date	Date	($)	($)	($)	(#)	(#)	($/Sh) (1)	($/Sh)	($) (2)
F.W. Smith	Stock Option (3)	06/03/2013	06/02/2013					203,780	96.865	97.70	6,710,435
	FY14 AIC (4)			0	1,647,048	4,941,144
	FY14-FY16 LTI (5)			1,000,000	4,000,000	6,000,000
A.B. Graf, Jr.	Restricted Stock (6)	06/03/2013	06/02/2013				5,720				554,068
	Stock Option (3)	06/03/2013	06/02/2013					24,620	96.865	97.70	810,732
	FY14 AIC (4)			0	812,506	1,950,014
	FY14-FY16 LTI (5)			300,000	1,200,000	1,800,000
D.J. Bronczek	Restricted Stock (6)	06/03/2013	06/02/2013				7,370				713,895
	Stock Option (3)	06/03/2013	06/02/2013					32,640	96.865	97.70	1,074,829
	FY14 AIC (4)			0	942,096	2,261,030
	FY14-FY16 LTI (5)			375,000	1,500,000	2,250,000
T.M. Glenn	Restricted Stock (6)	06/03/2013	06/02/2013				5,720				554,068
	Stock Option (3)	06/03/2013	06/02/2013					24,620	96.865	97.70	810,732
	FY14 AIC (4)			0	750,028	1,800,067
	FY14-FY16 LTI (5)			300,000	1,200,000	1,800,000
R.B. Carter	Restricted Stock (6)	06/03/2013	06/02/2013				5,720				554,068
	Stock Option (3)	06/03/2013	06/02/2013					24,620	96.865	97.70	810,732
	FY14 AIC (4)			0	686,664	1,647,994
	FY14-FY16 LTI (5)			300,000	1,200,000	1,800,000
(1)	The exercise price of the options is the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the grant date.

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(2)	Represents the grant date fair value of each equity-based award, computed in accordance with FASB ASC Topic 718. See note 1 to the Summary Compensation Table for information regarding the assumptions used in the calculation of these amounts.
(3)	Stock options granted to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” above for further discussion of stock option awards.
(4)	In July 2013, the Board of Directors, upon the recommendation of the Compensation Committee, established this annual performance cash compensation plan, which provided a cash payment opportunity to the named executive officers at the conclusion of fiscal 2014. Payment amounts were based upon the achievement of company financial performance goals for fiscal 2014 and the achievement of individual objectives established at the beginning of fiscal 2014 for each officer other than Mr. Smith. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Cash Payments Under Annual Incentive Compensation Program” above for further discussion of this plan, including actual payment amounts.
(5)	The Board of Directors, upon the recommendation of the Compensation Committee, established this long-term performance cash compensation plan in June 2013. The plan provides a long-term cash payment opportunity to the named executive officers at the conclusion of fiscal 2016 if FedEx achieves an aggregate earnings-per-share goal established by the Board with respect to the three-fiscal-year period 2014 through 2016. No amounts can be earned under the plan until 2016 because achievement of the earnings-per-share goal can only be determined following the conclusion of the three-fiscal-year period. The estimated individual future payouts under the plan are set dollar amounts ranging from threshold (minimum) amounts, if the earnings-per-share goal achieved is less than target, up to maximum amounts, if the plan goal is substantially exceeded. There is no assurance that these estimated future payouts will be achieved. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Cash Payments Under LTI Program” above for further discussion of this plan.
(6)	Shares of restricted stock awarded to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. Holders of restricted shares are entitled to vote such shares and receive any dividends paid on FedEx common stock. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient (these tax reimbursement payments are included in the “All Other Compensation” column in the Summary Compensation Table). See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2014 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” above for further discussion of restricted stock awards.

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Outstanding Equity Awards at End of Fiscal 2014

The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held at the end of the fiscal year ended May 31, 2014:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (a)		Market Value of Shares or Units of Stock That Have Not Vested ($) (b)
Name	Exercisable	Unexercisable (a)
F.W. Smith	250,000	—		89.7000	06/01/2015
	200,000	—		110.0600	06/01/2016
	175,000	—		114.7400	07/09/2017
	204,150	—		90.8100	06/02/2018
	271,750	—		56.3100	06/08/2019
	146,625	48,875	(1)	78.1900	06/07/2020
	88,050	88,050	(2)	89.1050	06/06/2021
	49,668	149,007	(3)	85.2550	06/04/2022
	—	203,780	(4)	96.8650	06/03/2023
A.B. Graf, Jr.	34,425	—		89.7000	06/01/2015
	33,155	—		110.0600	06/01/2016
	20,655	—		114.7400	07/09/2017
	5,000	—		84.6550	01/14/2018
	24,100	—		90.8100	06/02/2018
	34,580	—		56.3100	06/08/2019
	17,325	5,775	(5)	78.1900	06/07/2020
	10,740	10,740	(6)	89.1050	06/06/2021
	6,058	18,177	(7)	85.2550	06/04/2022
	—	24,620	(8)	96.8650	06/03/2023
						16,684	(9)	2,405,165
D.J. Bronczek	45,900	—		89.7000	06/01/2015
	27,540	—		110.0600	06/01/2016
	27,540	—		114.7400	07/09/2017
	32,130	—		90.8100	06/02/2018
	46,555	—		56.3100	06/08/2019
	23,081	7,694	(10)	78.1900	06/07/2020
	14,225	14,225	(11)	89.1050	06/06/2021
	8,025	24,075	(12)	85.2550	06/04/2022
	—	32,640	(13)	96.8650	06/03/2023
						21,482	(14)	3,096,845
T.M. Glenn	34,425	—		89.7000	06/01/2015
	20,655	—		110.0600	06/01/2016
	20,655	—		114.7400	07/09/2017
	5,000	—		103.3500	09/24/2017
	24,100	—		90.8100	06/02/2018
	34,580	—		56.3100	06/08/2019
	17,325	5,775	(15)	78.1900	06/07/2020
	10,740	10,740	(16)	89.1050	06/06/2021
	6,058	18,177	(17)	85.2550	06/04/2022
	—	24,620	(18)	96.8650	06/03/2023
						16,684	(19)	2,405,165
R.B. Carter	14,508	—		89.7000	06/01/2015
	20,655	—		110.0600	06/01/2016
	20,655	—		114.7400	07/09/2017
	5,000	—		103.3500	09/24/2017

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EXECUTIVE COMPENSATION

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (a)		Market Value of Shares or Units of Stock That Have Not Vested ($) (b)
Name	Exercisable	Unexercisable (a)
R.B. Carter	24,100	—		90.8100	06/02/2018
	34,580	—		56.3100	06/08/2019
	17,325	5,775	(20)	78.1900	06/07/2020
	10,740	10,740	(21)	89.1050	06/06/2021
	6,058	18,177	(22)	85.2550	06/04/2022
	—	24,620	(23)	96.8650	06/03/2023
						16,684	(24)	2,405,165
(a)	The following table sets forth the vesting dates of the options and restricted stock included in these columns:

		Date	Number			Date	Number
F.W. Smith	(1)	06/07/2014	48,875	A.B. Graf, Jr.	(5)	06/07/2014	5,775
	(2)	06/06/2014	44,025		(6)	06/06/2014	5,370
		06/06/2015	44,025			06/06/2015	5,370
	(3)	06/04/2014	49,669		(7)	06/04/2014	6,059
		06/04/2015	49,669			06/04/2015	6,059
		06/04/2016	49,669			06/04/2016	6,059
	(4)	06/03/2014	50,945		(8)	06/03/2014	6,155
		06/03/2015	50,945			06/03/2015	6,155
		06/03/2016	50,945			06/03/2016	6,155
		06/03/2017	50,945			06/03/2017	6,155
					(9)	06/03/2014	1,430
						06/04/2014	1,821
						06/06/2014	1,750
						06/07/2014	2,000
						06/03/2015	1,430
						06/04/2015	1,821
						06/06/2015	1,750
						06/03/2016	1,430
						06/04/2016	1,822
						06/03/2017	1,430
D.J. Bronczek	(10)	06/07/2014	7,694	T. M. Glenn	(15)	06/07/2014	5,775
	(11)	06/06/2014	7,112		(16)	06/06/2014	5,370
		06/06/2015	7,113			06/06/2015	5,370
	(12)	06/04/2014	8,025		(17)	06/04/2014	6,059
		06/04/2015	8,025			06/04/2015	6,059
		06/04/2016	8,025			06/04/2016	6,059
	(13)	06/03/2014	8,160		(18)	06/03/2014	6,155
		06/03/2015	8,160			06/03/2015	6,155
		06/03/2016	8,160			06/03/2016	6,155
		06/03/2017	8,160			06/03/2017	6,155
	(14)	06/03/2014	1,842		(19)	06/03/2014	1,430
		06/04/2014	2,345			06/04/2014	1,821
		06/06/2014	2,252			06/06/2014	1,750
		06/07/2014	2,572			06/07/2014	2,000
		06/03/2015	1,843			06/03/2015	1,430
		06/04/2015	2,345			06/04/2015	1,821
		06/06/2015	2,253			06/06/2015	1,750
		06/03/2016	1,842			06/03/2016	1,430
		06/04/2016	2,345			06/04/2016	1,822
		06/03/2017	1,843			06/03/2017	1,430

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		Date	Number
R.B. Carter	(20)	06/07/2014	5,775
	(21)	06/06/2014	5,370
		06/06/2015	5,370
	(22)	06/04/2014	6,059
		06/04/2015	6,059
		06/04/2016	6,059
	(23)	06/03/2014	6,155
		06/03/2015	6,155
		06/03/2016	6,155
		06/03/2017	6,155
	(24)	06/03/2014	1,430
		06/04/2014	1,821
		06/06/2014	1,750
		06/07/2014	2,000
		06/03/2015	1,430
		06/04/2015	1,821
		06/06/2015	1,750
		06/03/2016	1,430
		06/04/2016	1,822
		06/03/2017	1,430
(b)	Computed by multiplying the closing market price of FedEx’s common stock on May 30, 2014 (which was $144.16) by the number of shares.

Option Exercises and Stock Vested During Fiscal 2014

The following table sets forth for each named executive officer certain information about stock options that were exercised and restricted stock that vested during the fiscal year ended May 31, 2014:

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($) (1)	(#)	($) (2)
F.W. Smith	325,000	20,621,542	0	0
A.B. Graf, Jr.	38,250	2,515,037	8,905	874,135
D.J. Bronczek	49,628	1,826,633	11,453	1,124,247
T.M. Glenn	38,250	2,545,687	8,905	874,135
R.B. Carter	16,986	822,918	8,905	874,135
(1)	If the shares were sold immediately upon exercise, the value realized on exercise of the option is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of exercise and the exercise price of the option.
(2)	Represents the fair market value of the shares on the vesting date.

2014 Proxy Statement       45

EXECUTIVE COMPENSATION

Fiscal 2014 Pension Benefits

The following table sets forth for each named executive officer the present value of accumulated benefits at May 31, 2014, under FedEx’s defined benefit pension plans. For information regarding benefits triggered by retirement under our stock option and restricted stock plans, see “— Potential Payments Upon Termination or Change of Control” below.

		Number	Present	Payments
		of Years	Value of	During
		Credited	Accumulated	Fiscal
		Service	Benefit	2014
Name	Plan Name	(#)	($) (1)	($)
F.W. Smith	FedEx Corporation Employees’ Pension Plan	42	1,429,059	0
	FedEx Corporation Retirement Parity Pension Plan	42	23,566,141	0
A.B. Graf, Jr.	FedEx Corporation Employees’ Pension Plan	34	1,636,769	0
	FedEx Corporation Retirement Parity Pension Plan	34	11,889,907	0
D.J. Bronczek	FedEx Corporation Employees’ Pension Plan	38	1,778,267	0
	FedEx Corporation Retirement Parity Pension Plan	38	15,242,168	0
T.M. Glenn	FedEx Corporation Employees’ Pension Plan	33	1,577,154	0
	FedEx Corporation Retirement Parity Pension Plan	33	10,339,905	0
R.B. Carter	FedEx Corporation Employees’ Pension Plan	21	888,943	0
	FedEx Corporation Retirement Parity Pension Plan	21	5,071,039	0
(1)	These amounts were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2014. The benefits are expressed as lump sum amounts, even though the benefits using the traditional pension benefit formula under the Pension Plan (as defined below) are generally not payable as a lump sum distribution (only $1,000 or less may be distributed as a lump sum under the Pension Plan). The benefits using the Portable Pension Account formula under the Pension Plan may be paid as a lump sum.
The present value of the Pension Plan traditional pension benefit is equal to the single life annuity payable at the normal retirement date (age 60), or June 1, 2014, if the officer is past normal retirement age, converted based on an interest rate of 4.596% and the RP2000 Combined No Collar Mortality Table projected to 2029 and discounted to May 31, 2014, using an interest rate of 4.596%. The present value of the Parity Plan (as defined below) traditional pension benefit is equal to the single life annuity payable at the normal retirement age, or June 1, 2014, if the officer is past normal retirement age, converted based on an interest rate of 5% and the 1994 Group Annuity Reserving Table and discounted to May 31, 2014, using an interest rate of 4.596%. The present value of the Portable Pension Account (discussed below) is equal to the officer’s account balance at May 31, 2014, projected to the normal retirement date, if applicable, based on an interest rate of 4% (compounded quarterly) and discounted to May 31, 2014, using an interest rate of 4.596%.

Overview of Pension Plans

FedEx maintains a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan (the “Pension Plan”). For fiscal 2014, the maximum compensation limit under a tax-qualified pension plan was $255,000. The Internal Revenue Code also limits the maximum annual benefits that may be accrued under a tax-qualified, defined benefit pension plan. In order to provide 100% of the benefits that would otherwise be denied certain management-level participants in the Pension Plan due to these limitations, FedEx also maintains a supplemental, non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan (the “Parity Plan”). Benefits under the Parity Plan are general, unsecured obligations of FedEx.

Effective May 31, 2003, FedEx amended the Pension Plan and the Parity Plan to add a cash balance feature, which is called the Portable Pension Account. Eligible employees as of May 31, 2003, had the option to make a one-time election to accrue future pension benefits under either the cash balance formula or the traditional pension benefit formula. In either case, employees retained all benefits previously accrued under the traditional pension benefit formula and continued to receive the benefit of future compensation increases on benefits accrued as of May 31, 2003. Eligible employees hired after May 31, 2003, accrue benefits exclusively under the Portable Pension Account.

Beginning June 1, 2008, eligible employees who participate in the Pension Plan and the Parity Plan, including the named executive officers, accrue all future pension benefits under the Portable Pension Account. In addition, benefits previously accrued under the Pension Plan and the Parity Plan using the traditional pension benefit formula were capped as of May 31, 2008, and those benefits will be payable beginning at retirement. Effective June 1, 2008, each participant in the Pension Plan and the Parity Plan who was age 40 or older on that date and who has an accrued traditional pension benefit will receive a transition compensation credit, as described in more detail below. Employees who elected in 2003 to accrue future benefits under the Portable Pension Account will continue to accrue benefits under that formula.

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The named executive officers also participate in the 401(k) Plan. Beginning January 1, 2008, the annual matching company contribution under the 401(k) Plan is a maximum of 3.5% of eligible earnings. Effective February 1, 2009, however, 401(k) company-matching contributions were suspended for all participants, including the named executive officers. We reinstated these contributions at 50% of previous levels (a maximum of 1.75% of eligible earnings) effective January 1, 2010, and fully restored these contributions effective January 1, 2011.

In order to provide 100% of the benefits that would otherwise be limited due to certain limitations imposed by United States tax laws, effective June 1, 2008, Parity Plan participants, including the named executive officers, received additional Portable Pension Account compensation credits equal to 3.5% of any eligible earnings above the maximum compensation limit for tax-qualified plans. Effective June 1, 2009, however, the additional compensation credit under the Parity Plan was suspended for all participants, including the named executive officers. We reinstated 50% of the additional Portable Pension Account compensation credit benefit effective June 1, 2010, and fully reinstated the benefit effective June 1, 2011 (such full credit was made as of May 31, 2012).

Normal retirement age for the majority of participants, including the named executive officers, under the Pension Plan and the Parity Plan is age 60. The traditional pension benefit under the Pension Plan for a participant who retires between the ages of 55 and 60 will be reduced by 3% for each year the participant receives his or her benefit prior to age 60.

Traditional Pension Benefit

Under the traditional pension benefit formula, the Pension Plan and the Parity Plan provide 2% of the average of the five calendar years (three calendar years for the Parity Plan) of highest earnings during employment multiplied by years of credited service for benefit accrual up to 25 years. Eligible compensation for the traditional pension benefit under the Pension Plan and the Parity Plan for the named executive officers includes salary and annual incentive compensation.

A named executive officer’s capped accrued traditional pension benefit was calculated using his years of credited service as of either May 31, 2003 or May 31, 2008, depending on whether he chose to accrue future benefits under the cash balance formula or the traditional pension benefit formula in 2003, and his eligible earnings history as of May 31, 2008.

Portable Pension Account

The benefit under the Portable Pension Account is expressed as a notional cash balance account. For each plan year in which a participant is credited with a year of service, compensation credits are added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Compensation Credit
Less than 55	5%
55-64	6%
65-74	7%
75 or over	8%

On May 31, 2013, the sum of age plus years of service for the named executive officers was as follows: Mr. Smith — 109; Mr. Graf — 92; Mr. Bronczek — 95; Mr. Glenn — 89; and Mr. Carter — 73. Eligible compensation under the Portable Pension Account feature for the named executive officers includes salary and annual incentive compensation. Messrs. Smith, Graf and Bronczek elected the Portable Pension Account feature on June 1, 2003. Messrs. Glenn and Carter began accruing benefits under the Portable Pension Account on June 1, 2008.

Transition compensation credits are an additional compensation credit percentage to be granted to participants in the Pension Plan and the Parity Plan who were age 40 or older on June 1, 2008, and who have an accrued benefit under the traditional pension benefit formula. For each plan year in which an eligible participant is credited with a year of service, transition compensation credits will be added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Transition Compensation Credit *
Less than 55	2%
55-64	3%
65-74	4%
75 or over	5%
*	For years of credited service over 25, transition compensation credits are 2% per year.

2014 Proxy Statement       47

EXECUTIVE COMPENSATION

An eligible participant will receive transition compensation credits for five years (through May 31, 2013) or until he or she has 25 years of credited service, whichever is longer. For participants with 25 or more years of service, transition compensation credits are 2% per year and ceased as of May 31, 2013. An eligible participant’s first transition compensation credit was added to his or her Portable Pension Account as of May 31, 2009.

Interest credits are added to a participant’s Portable Pension Account benefit as of the end of each fiscal quarter (August 31, November 30, February 28 and May 31) after a participant accrues his or her first compensation credit. The May 31 interest credit is added prior to the May 31 compensation credit or transition compensation credit (or additional compensation credit under the Parity Plan). Interest credits are based on the Portable Pension Account notional balance and a quarterly interest-crediting rate, which is equal to the greater of (a) 1/4 of the one-year Treasury constant maturities rate for April of the preceding plan year plus 0.25% and (b) 1% (1/4 of 4%). The quarterly interest crediting rate, when compounded quarterly, cannot produce an annual rate greater than the average 30-year Treasury rate for April of the preceding plan year (or, if larger, such other rate as may be required for certain tax law purposes). In no event, however, will the quarterly interest crediting rate be less than 0.765%. Interest credits will continue to be added until the last day of the month before plan benefits are distributed. The quarterly interest-crediting rate for the plan year ended May 31, 2013, was 1%. The quarterly interest-crediting rate for the plan year ended May 31, 2014, was 1%.

Lump Sum Distribution

Upon a participant’s retirement, the vested traditional pension benefit under the Pension Plan is payable as a monthly annuity. Upon a participant’s retirement or other termination of employment, an amount equal to the vested Portable Pension Account notional balance under the Pension Plan is payable to the participant in the form of a lump sum payment or an annuity.

All Parity Plan benefits are paid as a single lump sum distribution as follows:

  For the portion of the benefit accrued under the Portable Pension Account formula, the lump sum benefit will be paid six months following the date of the participant’s termination of employment; and
  For the portion of the benefit accrued under the traditional pension benefit formula, the lump sum benefit will be paid the later of the date the participant turns age 55 or six months following the date of the participant’s termination of employment.

Potential Payments Upon Termination or Change of Control

This section provides information regarding payments and benefits to the named executive officers that would be triggered by termination of the officer’s employment (including resignation, or voluntary termination; severance, or involuntary termination; and retirement) or a change of control of FedEx.

Each of the named executive officers is an at-will employee and, as such, does not have an employment contract. In addition, if the officer’s employment terminates for any reason other than retirement, death or permanent disability, any unvested stock options are automatically terminated and any unvested shares of restricted stock are automatically forfeited. Accordingly, there are no payments or benefits that are triggered by any termination event (including resignation and severance) other than retirement, death or permanent disability, or in connection with a change of control of FedEx.

Benefits Triggered by Retirement, Death or Permanent Disability — Stock Option and Restricted Stock Plans

Retirement. When an employee retires:

  if retirement occurs at or after age 60, all restrictions applicable to the restricted shares held by the employee lapse on the date of retirement;
  if retirement occurs at or after age 55, but before age 60, the restrictions applicable to restricted shares held by the employee continue until the earlier of the specified expiration of the restriction period, the employee’s permanent disability or the employee’s death; and
  all of the employee’s unvested stock options terminate.

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For information regarding retirement benefits under our pension plans, see “— Fiscal 2014 Pension Benefits” above.

Death or Permanent Disability. When an employee dies or becomes permanently disabled:

  all restrictions applicable to the restricted shares held by the employee immediately lapse; and
  all of the employee’s unvested stock options immediately vest.

The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon death or permanent disability (assuming the officer died or became permanently disabled on May 31, 2014):

Benefits Triggered by Death or Permanent Disability

Name	Value of Unvested Restricted Shares ($) (1)	Value of Unvested Stock Options ($) (2)	Total ($)
F.W. Smith	0	26,486,909	26,486,909
A.B. Graf, Jr.	2,405,165	3,207,387	5,612,552
D.J. Bronczek	3,096,845	4,252,577	7,349,422
T.M. Glenn	2,405,165	3,207,387	5,612,552
R.B. Carter	2,405,165	3,207,387	5,612,552
(1)	Computed by multiplying the closing market price per share of FedEx’s common stock on May 30, 2014 (which was $144.16) by the number of unvested shares of restricted stock held by the officer as of May 31, 2014.
(2)	Represents the difference between the closing market price per share of FedEx’s common stock on May 30, 2014 (which was $144.16) and the exercise price of each unvested option held by the officer as of May 31, 2014.

In addition, FedEx provides each named executive officer with:

  $1,500,000 of group term life insurance coverage;
  $500,000 of business travel accident insurance coverage for death or certain injuries suffered as a result of an accident while traveling on company business; and
  A supplemental long-term disability program, with a monthly benefit equal to 60% of the officer’s basic monthly earnings (provided the officer continues to meet the definition of disability, these benefits generally continue until age 65).
Benefits Triggered by Change of Control or Termination after Change of Control — Stock Option and Restricted Stock Plans and Management Retention Agreements

Stock Option and Restricted Stock Plans. Our stock option plans provide that, in the event of a change of control (as defined in the plans), each holder of an unexpired option under any of the plans has the right to exercise such option without regard to the date such option would first be exercisable. Except with respect to stock options granted under FedEx’s 2010 Omnibus Stock Incentive Plan, this right continues, with respect to holders whose employment with FedEx terminates following a change of control, for a period of twelve months after such termination or until the option’s expiration date, whichever is sooner.

Our restricted stock plans provide that, in the event of a change of control (as defined in the plans), depending on the change of control event, either (i) the restricted shares will be canceled and FedEx shall make a cash payment to each holder in an amount equal to the product of the highest price per share received by the holders of FedEx’s common stock in connection with the change of control multiplied by the number of restricted shares held or (ii) the restrictions applicable to any such shares will immediately lapse.

Under FedEx’s 2010 Omnibus Stock Incentive Plan, our Compensation Committee may exercise its discretion to provide for a treatment different than described above with respect to any particular stock option or restricted stock award, as set forth in the related award agreement. To date, such discretion has not been exercised.

2014 Proxy Statement       49

EXECUTIVE COMPENSATION

The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon a change of control (assuming that the change of control occurred on May 31, 2014, and that the highest price per share received by FedEx’s stockholders in connection with the change of control was the closing market price on May 30, 2014, which was $144.16):

Benefits Triggered by Change of Control (1)

Name	Value of Unvested Restricted Shares ($) (2)	Value of Unvested Stock Options ($) (3)	Total ($)
F.W. Smith	0	26,486,909	26,486,909
A.B. Graf, Jr.	2,405,165	3,207,387	5,612,552
D.J. Bronczek	3,096,845	4,252,577	7,349,422
T.M. Glenn	2,405,165	3,207,387	5,612,552
R.B. Carter	2,405,165	3,207,387	5,612,552
(1)	As discussed below, the officer is also entitled under his MRA (as defined below) to a two-year employment agreement upon a change of control and certain guaranteed compensation and benefits during the term of the two-year employment period.
(2)	Computed by multiplying the closing market price per share of FedEx’s common stock on May 30, 2014 (which was $144.16) by the number of unvested shares of restricted stock held by the officer as of May 31, 2014.
(3)	Represents the difference between the closing market price per share of FedEx’s common stock on May 30, 2014 (which was $144.16) and the exercise price of each unvested option held by the officer as of May 31, 2014.

Management Retention Agreements. FedEx has entered into Management Retention Agreements (“MRAs”) with each of its executive officers, including the named executive officers. The purpose of the MRAs is to secure the executives’ continued services in the event of any threat or occurrence of a change of control (as defined in the MRAs; such term has the same meaning as used in FedEx’s equity compensation plans). The terms and conditions of the MRAs with the named executive officers are summarized below.

Term. Each MRA renews annually for consecutive one-year terms, unless FedEx gives at least thirty days’, but not more than ninety days’, prior notice that the agreement will not be extended. The non-extension notice may not be given at any time when the Board of Directors has knowledge that any person has taken steps reasonably calculated to effect a change of control of FedEx.

Employment Period. Upon a change of control, the MRA immediately establishes a two-year employment agreement with the executive officer. During the employment period, the officer’s position (including status, offices, titles and reporting relationships), authority, duties and responsibilities may not be materially diminished.

Compensation. During the two-year employment period, the executive officer receives base salary (no less than his or her highest base salary over the twelve-month period prior to the change of control) and is guaranteed the same annual incentive compensation opportunities as in effect during the 90-day period immediately prior to the change of control. The executive officer also receives incentive (including long-term performance bonus) and retirement plan benefits, expense reimbursement, fringe benefits, office and staff support, welfare plan benefits and vacation benefits. These benefits must be no less than the benefits the officer had during the 90-day period immediately prior to the change of control.

Termination. The MRA terminates immediately upon the executive officer’s death, voluntary termination or retirement. FedEx may terminate the MRA for disability, as determined in accordance with the procedures under FedEx’s long-term disability benefits plan. Once disability is established, he or she receives 180 days’ prior notice of termination. During the employment period, FedEx also may terminate the officer’s employment for “cause” (which includes any act of dishonesty by the officer intended to result in substantial personal enrichment, the conviction of the officer of a felony and certain material violations by the officer of his or her obligations under the MRA).

Benefits for Qualifying Termination. A “qualifying termination” is a termination of the executive’s employment by FedEx other than for cause, disability or death or by the officer for “good reason” (principally relating to a material diminution in the officer’s authority, duties or responsibilities or a material failure by FedEx to compensate the officer as provided in the MRA).

In the event of a qualifying termination, the executive officer will receive a lump sum cash payment equal to two times his or her base salary (the highest annual rate in effect during the twelve-month period prior to the date of termination) plus two times target annual incentive compensation. The payments will be made to the officer on the date that is six months after his or her date of termination (or, if earlier than the end of such six-month period, within 30 days following the date

50       2014 Proxy Statement

EXECUTIVE COMPENSATION

of the executive’s death). In addition, the executive officer will receive 18 months of continued coverage of medical, dental and vision benefits.

An executive officer’s benefits under the MRA will be reduced to the largest amount that would result in none of the MRA payments being subject to any excise tax. If the Internal Revenue Service otherwise determines that any MRA benefits are subject to excise taxes, the executive officer is required to repay FedEx the minimum amount necessary so that no excise taxes are payable.

In exchange for these benefits, the executive officer has agreed that, for the one-year period following his or her termination, he or she will not own, manage, operate, control or be employed by any enterprise that competes with FedEx or any of its affiliates.

The following table quantifies for each named executive officer the payments and benefits under his MRA triggered by a qualifying termination of the officer immediately following a change of control (assuming that the change of control and qualifying termination occurred on May 31, 2014, and that the highest price per share received by FedEx’s stockholders in connection with the change of control was the closing market price of FedEx’s common stock on May 30, 2014, which was $144.16):

Payments and Benefits Triggered by Qualifying Termination after Change of Control

Name	Lump Sum Cash Payment – 2x Base Salary and 2x Target Annual Bonus ($)	Health Benefits ($)	Total ($)
F.W. Smith	5,828,016	48,703	5,876,719
A.B. Graf, Jr.	3,430,580	34,173	3,464,753
D.J. Bronczek	3,768,384	32,819	3,801,203
T.M. Glenn	3,166,784	30,780	3,197,564
R.B. Carter	2,899,248	26,636	2,925,884

2014 Proxy Statement       51

PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking stockholders to approve, on a non-binding basis, the following advisory resolution at the annual meeting:

“RESOLVED, that the compensation paid to FedEx’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.”

This advisory vote is not intended to address any specific element of executive compensation, but instead is intended to address the overall compensation of the named executive officers as disclosed in this proxy statement.

Our executive compensation program is designed not only to retain and attract highly qualified and effective executives, but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of stockholders and reward them for doing so. Accordingly, our Board of Directors and Compensation Committee believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. As more fully discussed in the Compensation Discussion and Analysis beginning on page 20:

  Annual and long-term incentive payments and stock options represent a significant portion of our executive compensation program. This variable compensation is “at risk” and directly dependent upon the achievement of pre-established corporate goals or stock price appreciation. In fiscal 2014, 90% of the Chairman, President and Chief Executive Officer’s target total direct compensation consisted of variable, at-risk components. With respect to the other named executive officers, 57%-59% of their fiscal 2014 target total direct compensation consisted of variable, at-risk components.
  Annual bonus payments for fiscal 2014 were tied to meeting aggressive business plan goals for consolidated operating income. Because the corporate objectives for consolidated operating income for fiscal 2014 were not achieved (even though consolidated operating income increased by 35% year-over-year), the named executive officers received below-target annual bonus payouts for fiscal 2014.
  Long-term incentive payouts are tied to meeting aggregate earnings-per-share goals over a three-fiscal-year period. Based upon above-target earnings-per-share performance over the last three fiscal years, there were above-target long-term incentive payouts for fiscal 2014.
  FedEx’s stock price increased by 49.6% during fiscal 2014, which significantly exceeds the year-over-year increase in the Chairman, President and Chief Executive Officer’s fiscal 2014 compensation (as set forth in the Summary Compensation Table on page 37).
  The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of our common stock on the date of grant, so the options will yield value to the executive only if the stock price appreciates.
  Our stock ownership goal effectively promotes meaningful and significant stock ownership by our named executive officers and further aligns their interests with those of our stockholders. As of August 4, 2014, each named executive officer exceeded the stock ownership goal.

We urge you to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and narrative appearing on pages 37 through 51, which provides detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

Effect of the Proposal

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on FedEx, the Board of Directors or the Compensation Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any named executive officer and will not overrule any decisions made by the Board of Directors or the Compensation Committee. Because we highly value the opinions of our stockholders, however, the Board of Directors and the Compensation Committee will consider the results of this advisory vote when making future executive compensation decisions.

52       2014 Proxy Statement

PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Vote Required for Approval

The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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EQUITY COMPENSATION PLANS

Equity Compensation Plans Approved by Stockholders

Stockholders approved FedEx’s 1995, 1997, 1999 and 2002 Stock Incentive Plans, as amended, FedEx’s Incentive Stock Plan, as amended, and FedEx’s 2010 Omnibus Stock Incentive Plan, as amended. Although options are still outstanding under the 1995, 1997, 1999 and 2002 plans and the Incentive Stock Plan, no shares are available under these plans for future grants.

Equity Compensation Plans Not Approved by Stockholders

FedEx’s 2001 Restricted Stock Plan, as amended, was approved by the Board of Directors, but was not approved by the stockholders. The 2001 Restricted Stock Plan was terminated in September 2010, and no further grants may be made under this plan, although, as of May 31, 2014, there were still unvested restricted share awards outstanding under the plan (all such shares have subsequently vested). Under the terms of this plan, key employees received restricted shares of common stock as determined by the Compensation Committee. Only treasury shares were issued under this plan. Holders of restricted shares were entitled to vote such shares and to receive any dividends paid on FedEx common stock.

In connection with its acquisition of Caliber System, Inc. in January 1998, FedEx assumed Caliber’s officers’ deferred compensation plan. This plan was approved by Caliber’s board of directors, but not by Caliber’s or FedEx’s stockholders. Following FedEx’s acquisition of Caliber, Caliber stock units under the plan were converted to FedEx common stock equivalent units. In addition, the employer’s 50% matching contribution on compensation deferred under the plan was made in FedEx common stock equivalent units. Subject to the provisions of the plan, distributions to participants with respect to their stock units may be paid in shares of FedEx common stock on a one-for-one basis. Effective January 1, 2003, no further deferrals or employer matching contributions will be made under the plan. Participants may continue to acquire FedEx common stock equivalent units under the plan, however, pursuant to dividend equivalent rights.

Summary Table

The following table sets forth certain information as of May 31, 2014, with respect to compensation plans under which shares of FedEx common stock may be issued.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	15,634,856	(1)	$91.71	15,540,209	(2)
Equity compensation plans not approved by stockholders	1,561	(3)	N/A	–
Total	15,636,417		$91.71	15,540,209
(1)	Represents shares of common stock issuable upon exercise of outstanding options granted under FedEx’s stock option plans. This number does not include: (a) 2,160 shares of common stock issuable under a retirement plan assumed by FedEx for former non-employee directors of Caliber System, Inc.; and (b) 123 shares of common stock issuable under stock credit plans assumed by FedEx in the Caliber acquisition.
FedEx cannot make any additional awards under these assumed plans, but additional FedEx common stock equivalent units may be issued to current participants under the assumed stock credit plans pursuant to dividend equivalent rights.
(2)	Shares available for equity grants under FedEx’s 2010 Omnibus Stock Incentive Plan, as amended (no more than 2,431,336 of the shares available under the 2010 Omnibus Stock Incentive Plan may be used for full-value awards).
(3)	Represents shares of FedEx common stock issuable pursuant to the officers’ deferred compensation plan assumed by FedEx in the Caliber acquisition as described under “— Equity Compensation Plans Not Approved by Stockholders” above.

54       2014 Proxy Statement

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in its oversight of FedEx’s financial reporting process. The Audit Committee’s responsibilities are more fully described in its charter, which is available on the FedEx website at http://investors.fedex.com in the Governance & Citizenship section under “Committee Charters.”

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control over financial reporting. FedEx’s independent registered public accounting firm is responsible for performing an audit of FedEx’s consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with United States generally accepted accounting principles. The independent registered public accounting firm also is responsible for performing an audit of and expressing an opinion on the effectiveness of FedEx’s internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended May 31, 2014, including a discussion of, among other things:

  the acceptability and quality of the accounting principles;
  the reasonableness of significant accounting judgments and critical accounting policies and estimates;
  the clarity of disclosures in the financial statements; and
  the adequacy and effectiveness of FedEx’s financial reporting procedures, disclosure controls and procedures and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting.

The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer of FedEx their respective certifications with respect to FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2014.

The Audit Committee reviewed and discussed with the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended May 31, 2014, the firm’s judgments as to the acceptability and quality of FedEx’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), including those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee also reviewed and discussed with the independent registered public accounting firm its audit of the effectiveness of FedEx’s internal control over financial reporting.

In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee discussed with FedEx’s senior internal audit executive and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the senior internal audit executive and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of FedEx’s internal controls and the overall quality of FedEx’s financial reporting.

In reliance on the reviews and discussions referred to above, and the receipt of unqualified opinions from Ernst & Young LLP dated July 14, 2014, with respect to the consolidated financial statements of FedEx as of and for the fiscal year ended May 31, 2014, and with respect to the effectiveness of FedEx’s internal control over financial reporting, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2014, for filing with the Securities and Exchange Commission.

Audit Committee Members

John A. Edwardson – Chairman
Gary W. Loveman
R. Brad Martin
Joshua Cooper Ramo

2014 Proxy Statement       55

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services Ernst & Young LLP provided to FedEx during fiscal 2014 and 2013, which were preapproved by FedEx’s Audit Committee in accordance with the Policy on Engagement of Independent Auditor (discussed on the following page):

	2014	2013
Audit fees	$14,253,000	$13,633,000
Audit-related fees	824,000	1,034,000
Tax fees	377,000	571,000
All other fees	817,000	1,090,000
Total	$16,271,000	$16,328,000
  Audit Fees. Represents fees for professional services provided for the audit of FedEx’s annual financial statements, the audit of FedEx’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of FedEx’s quarterly financial statements, audit services provided in connection with other statutory or regulatory filings, and consents and comfort letters in connection with registered securities offerings and registration statements.
  Audit-Related Fees. Represents fees for assurance and other services related to the audit of FedEx’s financial statements. The fees for fiscal 2014 and fiscal 2013 were for benefit plan audits, international accounting and reporting compliance, and due diligence related to mergers and acquisitions.
  Tax Fees. Represents fees for professional services provided primarily for domestic and international tax compliance and advice. Tax compliance and preparation fees totaled $149,000 and $192,000 in fiscal 2014 and 2013, respectively.
  All Other Fees. Represents fees for products and services provided to FedEx not otherwise included in the categories above. The fees for fiscal 2014 were for online technical resources and advisory services related to acquisition integration planning and information technology risk management. The fees for fiscal 2013 were primarily for information technology risk assessments, risk advisory services and training services and settlement system security assessments.

FedEx’s Audit Committee has determined that the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP audited FedEx’s annual financial statements for the fiscal year ended May 31, 2014, and FedEx’s internal control over financial reporting as of May 31, 2014. The Audit Committee has appointed Ernst & Young to be FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2015.

Ernst & Young has been FedEx’s external auditor continuously since 2002. The members of the Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young to serve as FedEx’s independent registered public accounting firm is in the best interests of the company and our stockholders.

The stockholders are asked to ratify this appointment at the annual meeting. Representatives of Ernst & Young will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

56       2014 Proxy Statement

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policies Regarding Independent Auditor

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, including the audit fee negotiations associated with the retention of the firm. Additionally, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of any new lead engagement partner. To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted two policies: the Policy on Engagement of Independent Auditor; and the Policy on Hiring Certain Employees and Partners of the Independent Auditor.

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee preapproves all audit services and non-audit services to be provided to FedEx by its independent registered public accounting firm. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting.

The Audit Committee may preapprove for up to one year in advance the provision of particular types of permissible routine and recurring audit-related, tax and other non-audit services, in each case described in reasonable detail and subject to a specific annual monetary limit also approved by the Audit Committee. The Audit Committee must be informed about each such service that is actually provided. In cases where a service is not covered by one of those approvals, the service must be specifically preapproved by the Audit Committee no earlier than one year prior to the commencement of the service.

Each audit or non-audit service that is approved by the Audit Committee (excluding tax services performed in the ordinary course of FedEx’s business and excluding other services for which the aggregate fees are expected to be less than $25,000) will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of FedEx authorized by the Audit Committee to sign on behalf of FedEx.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent registered public accounting firm.

In addition, FedEx’s independent registered public accounting firm may not provide any services, including financial counseling and tax services, to any FedEx officer, Audit Committee member or FedEx managing director (or its equivalent) in the Finance department or to any immediate family member of any such person. The Policy on Engagement of Independent Auditor is available in the Governance & Citizenship section under “Policies and Guidelines” of the Investor Relations page of our website at http://investors.fedex.com.

Pursuant to the Policy on Hiring Certain Employees and Partners of the Independent Auditor, FedEx will not hire a person who is concurrently a partner or other professional employee of the independent registered public accounting firm or, in certain cases, an immediate family member of such a person. Additionally, FedEx will not hire a former partner or professional employee of the independent registered public accounting firm in an accounting role or a financial reporting oversight role if he or she remains in a position to influence the independent registered public accounting firm’s operations or policies, has capital balances in the independent registered public accounting firm or maintains certain other financial arrangements with the independent registered public accounting firm. FedEx will not hire a former member of the independent registered public accounting firm’s audit engagement team (with certain exceptions) in a financial reporting oversight role without waiting for a required “cooling-off” period to elapse.

FedEx’s Executive Vice President and Chief Financial Officer will approve any hire who was employed during the preceding three years by the independent registered public accounting firm, and will annually report all such hires to the Audit Committee.

Vote Required For Ratification

The Audit Committee is responsible for selecting FedEx’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Ernst & Young as FedEx’s independent registered public accounting firm for fiscal year 2015. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of Ernst & Young as FedEx’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 4 — STOCKHOLDER PROPOSAL:
PROXY ACCESS FOR SHAREHOLDERS

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that Myra K. Young, 9295 Yorkship Court, Elk Grove, California 95758, the beneficial owner of 50 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

“Proposal 4 – Proxy Access for Shareholders

WHEREAS, FedEx Board is too comfortable and stretched:

  Same combined CEO/Chairman 40 years
  Six directors on three to five boards,
  Six over 60 years old
  Five served 10 or more years
  Between 2 and 9% of shares voted against six in 2013

PwC’s 2013 Survey found 35% of directors (half who served less than one year) believe at least one member of their board should be replaced (compared to 31% in 2012 and less than 25% who served more than 10 years). Top three reasons:

  Diminished performance because of aging,
  Lack of expertise, and
  Poor meeting preparation.

Other issues specific to FedEx include related party transactions, use of corporate jet and settlements regarding:

  Improper deliveries and delivery charges, and
  Discrimination.

RESOLVED, Shareowners ask our board, to the fullest extent permitted by law, to amend our governing documents to allow shareowners to make board nominations as follows:

1. The Company proxy statement, form of proxy, and voting instruction forms shall include, listed with the board’s nominees, alphabetically by last name, nominees of:

a. Any party of one or more shareowners that has collectively held, continuously for three years, at least three percent of the Company’s securities eligible to vote for the election of directors, and/or

b. Any party of shareowners of whom 25 or more have each held continuously for three years a number of shares of the Company’s stock that, at some point within the preceding 60 days, was worth at least $2,000 and collectively at least three percent of the Company’s securities eligible to vote for the election of directors.

2. For any board election, no shareowner may be a member of more than one such nominating party. Board members and officers of the Company may not be members of any such nominating party of shareowners.

3. Parties nominating under 1(a) may collectively, and parties nominating under 1(b) may collectively, make nominations numbering up to 24% of the company’s board of directors. If either group should exceed its 24% limit, opportunities to nominate shall be distributed among parties in that group as evenly as possible.

4. If necessary, preference among 1(a) nominators will be shown to those holding the greatest number of the Company’s shares for at least two years, and preference among 1(b) nominators will be shown to those with the greatest number who have each held continuously for one year a number of shares of the Company’s stock that, at some point within the preceding 60 days, was worth at least $2,000.

5. Nominees may include in the proxy statement a 500 word supporting statement.

6. Each proxy statement or special meeting notice to elect board members shall include instructions for nominating under these provisions, fully explaining all legal requirements for nominators and nominees under federal law, state law and the company’s governing documents.

Vote to enhance shareholder value:

Proxy Access for Shareholders – Proposal 4”

58       2014 Proxy Statement

PROPOSAL 4 — STOCKHOLDER PROPOSAL: PROXY ACCESS FOR SHAREHOLDERS

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

Proxy access would bypass our independent Nominating & Governance Committee’s process for identifying and recommending director nominees. An effective board of directors is composed of individuals with a diverse and complementary blend of experiences, skills and perspectives. Our independent Nominating & Governance Committee and Board of Directors are best situated to assess the particular qualifications of potential director nominees and determine whether they will contribute to an effective and well-rounded Board that operates openly and collaboratively. Allowing stockholders to nominate directors in our proxy statement would seriously undercut the role of the Nominating & Governance Committee and the Board in one of the most crucial elements of corporate governance, the election of directors.

Our Nominating & Governance Committee has developed criteria and a process for identifying and recommending director candidates for election by our stockholders, which are set forth in our Corporate Governance Guidelines and discussed above under “Corporate Governance Matters – Nomination of Director Candidates” and “Proposal 1 – Election of Directors – Experience, Qualifications, Attributes and Skills.” In undertaking this responsibility, the Nominating & Governance Committee has a fiduciary duty to act in good faith for the best interests of FedEx and all of our stockholders. This process is designed to identify and nominate director candidates who possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business and who can contribute to the overall effectiveness of our Board. With this process, we believe that our Nominating & Governance Committee and Board achieve the optimal balance of directors that best serve FedEx and our stockholders.

Our stockholders can recommend prospective director candidates for the Nominating & Governance Committee’s consideration. As discussed above under “Corporate Governance Matters – Nomination of Director Candidates,” our Nominating & Governance Committee considers director nominees proposed by our stockholders. Nominees proposed by stockholders for the Committee’s consideration are evaluated and considered in the same manner as a nominee recommended by a Board member, management, search firm or other source.

FedEx’s corporate governance policies ensure that the Board of Directors is held accountable and provide stockholders with access to the Board. The Board is accountable to FedEx’s stockholders through the protections that are embedded in our governing documents. For example:

  All directors are elected annually;
  Our Bylaws require that we use a majority-voting standard in uncontested director elections and include a resignation requirement for directors who fail to receive the required majority vote. The Bylaws also prohibit the Board from changing back to a plurality-voting standard without the approval of our stockholders;
  All supermajority stockholder voting requirements in our Certificate of Incorporation and Bylaws have been eliminated;
  Our Bylaws require stockholder approval for any future “poison pill” prior to or within twelve months after adoption of the poison pill; and
  Stockholders are allowed to call a special stockholders’ meeting, subject to the conditions set forth in our Bylaws.

In addition, our stockholders currently have the right to:

  Communicate directly with any director (including our Lead Independent Director), any Board committee or the full Board;
  Propose director nominees to the Nominating & Governance Committee, as discussed above;
  Submit proposals for presentation at an annual meeting and for inclusion in FedEx’s proxy statement for that annual meeting, subject to certain conditions and the rules and regulations of the Securities and Exchange Commission; and
  Submit proposals, including nominations of director candidates, directly at an annual meeting, subject to certain conditions as set forth in our Bylaws.

The Board believes that FedEx’s existing corporate governance policies provide the appropriate balance between ensuring Board accountability to stockholders and enabling the Board to effectively oversee FedEx’s business and affairs for the long-term benefit of stockholders. In addition, these policies provide our stockholders with meaningful access to Board members.

Proxy access could decrease the effectiveness of our corporate governance. Allowing stockholders to use company proxy materials for contested director elections will not improve FedEx’s corporate governance. Rather, proxy access could harm our company, Board of Directors and stockholders by:

  Significantly Disrupting Company and Board Operations. With proxy access, contested director elections could become routine. Divisive proxy contests would regularly and substantially disrupt company affairs and the effective functioning of our Board of Directors. We would be compelled to devote significant financial resources in support of Board-nominated candidates, and our management and directors would be required to divert their time from managing and overseeing company business to supporting Board director nominees.

2014 Proxy Statement       59

PROPOSAL 4 — STOCKHOLDER PROPOSAL: PROXY ACCESS FOR SHAREHOLDERS

  Enhancing the Ability of Special Interest Groups to Elect Directors. Proxy access would facilitate the nomination and election of special interest directors who further the particular agendas of the stockholders who nominated them, rather than the interests of all stockholders and FedEx’s long-term business goals.
  Balkanizing the Board of Directors. The election of stockholder-nominated directors could create factions on the Board, leading to dissension and delay and thereby precluding the Board’s ability to function effectively. A politicized Board of Directors cannot effectively serve the best interests of all our stockholders.
  Discouraging Highly Qualified Director Candidates from Serving. The prospect of routinely standing for election in a contested situation would deter highly qualified individuals from Board service. Such prospect also may cause our incumbent directors to become excessively risk averse, thereby impairing their ability to provide sound and prudent guidance with respect to all of our operations and interests.

The proposal’s thresholds for nomination are too low and do not encourage Board representation focused on the long-term best interests of all FedEx stockholders. The proposal’s threshold of 3% ownership for three years is too low. These ownership requirements do not represent a sufficiently substantial, long-term interest in FedEx that justifies the significant costs and disruption of possible regular proxy contests. In addition, these low ownership thresholds would make it easier for stockholders with a special interest to use the company’s proxy materials to publicize and campaign for their narrow agenda rather than the long-term best interests of all our stockholders.

For these reasons, we believe that this proposal is unnecessary and not in the best interests of our stockholders. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

60       2014 Proxy Statement

PROPOSAL 5 — STOCKHOLDER PROPOSAL:
SIMPLE MAJORITY VOTE-COUNTING

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that Investor Voice, SPC, 10033 12th Avenue NW, Seattle, Washington 98177, as representative of the Equality Network Foundation, the beneficial owner of 30 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

“RESOLVED: Shareholders of FedEx Corporation (“FedEx” or “Company”) hereby request the Board of Directors to take or initiate the steps necessary to amend the Company’s governing documents to provide that all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted FOR and AGAINST an item. This policy shall apply to all such matters unless shareholders have approved higher thresholds, or applicable laws or stock exchange regulations dictate otherwise.

SUPPORTING STATEMENT:

     Vote Calculation Methodologies a report prepared for CalPERS by GMI Ratings, studied companies in the S&P 500 and Russell 1000, and found that 48% employ the simple majority vote-counting standard requested by this Proposal. See http://www.calpers-governance.org/docs-sof/provyvoting/calpers-russell-1000-vote-calculation-methodology-final-v2.pdf

     Cardinal Health, Inc., an Ohio corporation and the 19th largest company in America, adopted and implemented this Proposal. Plum Creek Timber Company, Inc., a Delaware corporation and the largest private landowner in the nation, has adopted and implemented this Proposal.

     FedEx is regulated by the Securities and Exchange Commission (“SEC”). An SEC Rule dictates a specific vote-counting formula for the purpose of establishing eligibility for resubmission of shareholder-sponsored proposals. This formula – which for the purpose of this proposal will be called the “Simple Majority Vote” – is the votes cast FOR, divided by two categories of vote, the:

  FOR, plus
  AGAINST votes.

     FedEx does not uniformly follow the Simple Majority Vote. Its proxy states (for shareholder-sponsored proposals) that abstentions “will have the same practical effect as votes against the proposal.”

     This means that results are determined by the votes cast FOR a proposal, divided by not two, but three different categories of vote:

  FOR votes,
  AGAINST votes, plus
  ABSTAIN votes.

     We note, for Management-sponsored Proposal 1 (in uncontested director elections), that FedEx embraces the Simple Majority Vote and excludes abstentions, saying they “will have no effect.”

     However, the Company then applies a more restrictive vote-counting formula to all shareholder-sponsored items and other management-sponsored ones, using a formula that includes abstentions.

     The outcome is that these practices advantage management’s uncontested slate of director nominees by boosting the appearance of support on Management-sponsored Proposal 1, relative to other items, while they depress the calculated level of support for all other items – including every shareholder-sponsored proposal – by subjecting them to a higher threshold.

     As well, in regard to shareholder-sponsored items, abstaining voters have not followed the Board’s recommendation to cast their vote AGAINST. Despite this, FedEx counts all abstentions as if every abstaining voter, without exception, has chosen to follow the Board’s recommendation to vote AGAINST.

     In our view FedEx’s use of these two different vote-counting formulas is internally inconsistent, is confusing, does not fully honor voter intent, and harms shareholder best-interest.

     Therefore, please vote FOR this widely accepted and common-sense governance Proposal that calls for a fair and consistent Simple Majority Vote across-the-board (while allowing flexibility for different thresholds where required).”

2014 Proxy Statement       61

PROPOSAL 5 — STOCKHOLDER PROPOSAL: SIMPLE MAJORITY VOTE-COUNTING

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

FedEx’s stockholder approval standard and vote counting methodology of including abstentions adheres to Delaware law and is the standard used by a majority of Delaware companies. FedEx is incorporated in the State of Delaware and, therefore, Delaware law governs the voting standards for action by FedEx’s stockholders.

The required vote for action by FedEx’s stockholders follows the default approval standard for stockholder action under Delaware law. Under FedEx’s Bylaws, when a quorum is present, the vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote is required to approve any matter brought before a stockholder meeting, other than the election of directors. We believe the majority of Delaware corporations adhere to the same default voting standard.

Delaware law governs the way abstentions are counted, and under such law, abstention votes are considered shares “entitled to vote.” In the vote tabulation for matters that require the affirmative vote of the majority of the shares present and entitled to vote, abstentions are included in the denominator as shares entitled to vote and have the same practical effect as a vote “against” a proposal.

FedEx’s vote counting methodology of including abstentions applies identically to management-sponsored proposals and stockholder proposals. In its supporting statement, the proponent focuses on the effect that counting abstentions as “against” votes has on stockholder proposals. However, abstentions are also counted as “against” management-sponsored proposals, other than the election of directors. At the annual meeting, our stockholders are being asked to adopt an advisory resolution to approve named executive officer compensation and to ratify the appointment of FedEx’s independent registered public accounting firm – both of which the Board recommends that stockholders support. Abstention votes for each of these management-sponsored proposals have the same practical effect as a vote against them, as with stockholder proposals. Our vote count standard does not favor these management-sponsored proposals over the stockholder proposals. Both are treated equally.

The Board of Directors believes that since stockholders are made aware of the treatment and effect of abstentions, counting abstention votes effectively honors the intent of our stockholders. Stockholders typically have three voting choices for a particular proposal: for, against and abstain. In the proxy statement for the annual meeting, we disclose the vote required to approve each proposal. We also describe how abstentions will be counted in the vote tabulation and the effect of abstentions on the outcome of a matter, on a proposal-by-proposal basis. Our stockholders are, therefore, informed that if they vote “abstain” on a proposal other than the election of directors, their vote will have the same practical effect as an “against” vote.

The Board of Directors believes that counting abstention votes effectively honors the intent of our stockholders. If a stockholder elects to abstain on a matter, the Board believes that the stockholder recognizes the impact of the vote and expects it to be included in the vote count.

The Board of Directors believes that lowering the approval standard for proposals would be poor corporate governance. Except with respect to the election of directors and matters that require, statutorily or otherwise, a different vote, the Board of Directors believes that a proposal – whether management-sponsored or stockholder-sponsored – should receive more “for” votes than the sum of “against” and “abstain” votes in order to constitute approval by our stockholders.

The proponent requests that abstentions be ignored for all matters presented to FedEx stockholders. Ignoring abstention votes would lower the approval standard (that is, make approval easier). We believe the proponent of a proposal, whether management or a stockholder, should be able to persuade a majority of stockholders to affirmatively vote “for” an item to consider it approved. An abstention indicates that stockholders are not in favor of the proposal. The Board of Directors does not believe that this would be in our stockholders’ best interest or effective corporate governance to disregard these views.

The SEC does not have a standard to determine whether a proposal has been approved by stockholders. The proponent’s argument of using the SEC “vote-counting formula” of excluding abstentions in vote tabulations is misguided. The SEC does not have a standard governing whether a proposal has been approved, because this is a matter of state law (in our case, Delaware state law). Because the SEC regulates proxy statements, the so-called vote-counting rules are simply for determining whether a proponent may resubmit a proposal for inclusion in a company’s proxy statement.

In sum, the Board believes that FedEx’s current vote counting methodology of including abstentions on matters other than the election of directors best reflects and honors the intent of our stockholders who vote to abstain on a proposal. This standard applies to both management-sponsored proposals and stockholder proposals and ensures that a matter has the requisite affirmative support to constitute approval by our stockholders. Accordingly, we recommend that you vote against this proposal.

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PROPOSAL 5 — STOCKHOLDER PROPOSAL: SIMPLE MAJORITY VOTE-COUNTING

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

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PROPOSAL 6 — STOCKHOLDER PROPOSAL:
HEDGING AND PLEDGING POLICY

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that Amalgamated Bank’s LongView LargeCap 500 Index Fund, 275 Seventh Avenue, New York, New York 10001, the beneficial owner of 44,227 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

     “RESOLVED: The shareholders of FedEx Corporation urge the board of directors to adopt a policy (the “Policy”) that equity-based compensation plans should prohibit directors and senior executives who are compensated under such plans from engaging in hedging or pledging transactions involving FedEx shares issued pursuant to those plans. “Hedging or pledging transactions” include trading in puts, calls or other derivative products whose underlying asset is FedEx’s stock; engaging in hedging or monetization transactions such as prepaid forward contracts; holding shares in a margin account; or pledging shares as collateral for a loan. The board may, in its discretion, supplement the definition of “hedging or pledging transactions” to include other transactions involving FedEx shares that, in the board’s judgment, undermine a director’s or senior executive’s alignment of interest with the shareholders’ interest and the incentive effects of equity-based compensation.

The Policy should operate prospectively to equity-based compensation plans adopted after the date on which the board adopts the Policy (as well as to future amendments of existing plans) and should be applied so as not to violate any contractual obligations of FedEx.

SUPPORTING STATEMENT

     As shareholders, we support executive compensation policies that reward long-term performance and align the interests of senior executives and directors with those of shareholders. We are concerned that this may not be happening at FedEx.

     A FedEx company manual generally bars hedging and pledging transactions, but allows FedEx’s general counsel to grant exceptions. The general counsel has done so for Chair and CEO Fred W. Smith, who (according to last year’s proxy) has pledged 24% of his holdings to collateralize loans that fund his outside business ventures (about which FedEx does not disclose information regarding the identity, financial health, risks, or potential conflicts of interest). A 2012 Wall Street Journal survey noted that the value of Smith’s pledged shares was the largest amount disclosed among the companies reporting that their executives had pledged shares.

     We support a prohibition covering directors and senior executives that appears not simply in an internal manual, but in the text of equity-compensation plans that are presented to and approved by shareholders. A similar proposal received a nearly 30% “yes” vote last year; we believe that the need for a strong policy remains.

     We believe that making this requirement a condition of being compensated under such plans could more closely align the interest of directors and senior executives with the interests of shareholders. For example, if a senior executive’s pledged shares are subject to a margin call, a significant number of shares may be suddenly dumped on the market, which can depress a stock price that is already declining. Similarly, if holdings in company shares are hedged, senior executives and directors may be better protected against price drops than other shareholders.

     Proxy advisor Institutional Shareholder Services considers hedging and pledging a failure of risk oversight sufficient to warrant possible votes against directors, a committee or the entire board.

     We urge shareholders to vote for this proposal.”

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PROPOSAL 6 — STOCKHOLDER PROPOSAL: HEDGING AND PLEDGING POLICY

Board of Directors’ Statement in Opposition

The Board of Directors and its Compensation and Nominating & Governance Committees have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

FedEx prohibits its officers and directors from engaging in hedging or similar transactions involving FedEx shares. We already satisfy an essential element of the proposal by prohibiting our directors and officers from engaging in transactions that signal a lack of confidence in FedEx’s prospects or that shift or hedge any economic risk associated with owning FedEx shares, including the following:

  Publicly traded (or exchange-traded) options, such as puts, calls and other derivative securities;
  Short sales, including “sales against the box”; and
  Hedging or monetization transactions, such as zero-cost collars and forward sales contracts.

We recognize that these transactions could weaken the incentives created by our executive compensation program and result in a disconnect between the interests of our officers and directors and the interests of our stockholders. Therefore, in 2013 we amended our policy to prohibit hedging and monetization transactions in all circumstances.

FedEx’s current pledging policy is reasonable and effectively balances the interests of management and our stockholders. An officer’s and director’s ability to manage his or her financial affairs must be appropriately balanced against the potential adverse impact to stockholders and the company that could result from the pledging of a significant number of company shares by executives and directors. FedEx’s current policy on margin accounts and pledges of FedEx shares strikes this balance.

FedEx generally prohibits our officers and directors from holding FedEx shares in a margin account or pledging FedEx shares as collateral for a loan. In the past, our General Counsel was permitted to grant an exception to this policy on a case-by-case basis for an officer or director who clearly demonstrated the financial capacity to repay the loan without resorting to the pledged shares. In an effort to more effectively balance the interests of management and our stockholders, we recently amended our policy to provide that our General Counsel, together with our Lead Independent Director, may grant such exceptions for any FedEx director or the Chairman, President and Chief Executive Officer. The General Counsel is still permitted to grant case-by-case exceptions for other FedEx officers.

We believe that our pledging policy effectively mitigates the risk that forced sales of pledged shares could prompt a broader sell-off or further depress a declining stock price, while providing our officers and directors with reasonable flexibility to use their FedEx shares as collateral for loans for needed liquidity and encouraging them to retain substantial ownership of their shares.

A complete prohibition of all pledging transactions could discourage our Board members and senior officers from holding significant amounts of FedEx stock. As discussed above under “Corporate Governance Matters – Stock Ownership Goal for Directors and Senior Officers,” the Board of Directors has established a stock ownership goal for directors and senior officers. This goal has been highly effective in promoting meaningful and significant stock ownership by our executives and Board members and aligning their interests with the interests of our stockholders. Academic research has shown a direct correlation between executive stock ownership and favorable stockholder returns. A complete ban on pledging, however, could discourage our executives and directors from owning significant levels of FedEx stock, which we believe would negatively affect stockholders.

Reasonable amounts of share pledging, when used as an alternative to selling the shares outright, do not raise the same concerns as hedging transactions designed to protect against drops in stock price. Pledging in this context is simply a way for the executive to achieve liquidity without sacrificing stock ownership. It is not used to shift or hedge any economic risk or as a bet against FedEx shares and, therefore, does not create any misalignment of management and stockholder interests.

FedEx shares may constitute a significant portion of an executive’s or director’s personal assets. As a result, situations may arise in which using FedEx shares as collateral for his or her financial obligations or held in margin accounts is an attractive means to obtain liquidity rather than achieving it through decreased share ownership. Absent the ability to pledge FedEx shares in this manner, an officer or director may be forced to sell shares.

An absolute prohibition on pledging could create a disincentive for our officers and directors to hold substantial amounts of FedEx shares for long periods. We believe stockholders are interested in requiring executives to hold significant levels of company shares as a form of good governance.

Only one FedEx executive officer or director has any pledged FedEx shares, and this particular situation does not present any meaningful risk to the company or our stockholders. Our policy as applied demonstrates that it has been implemented reasonably. Only Frederick W. Smith, FedEx’s founder and Chairman of the Board, President and Chief Executive Officer, has pledged shares. None of the shares pledged by Mr. Smith were acquired through a FedEx equity compensation plan. His pledged shares are not used to shift or hedge any economic risk in owning FedEx stock, but to collateralize loans used to fund outside personal business ventures and prior purchases of FedEx shares. In accordance with our policy, Mr. Smith has established his financial capacity to repay the loan without resorting to the pledged shares.

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PROPOSAL 6 — STOCKHOLDER PROPOSAL: HEDGING AND PLEDGING POLICY

The Board of Directors does not believe that this transaction presents any meaningful risk to FedEx or our stockholders. No other FedEx executive officer or Board member currently holds FedEx shares that are pledged pursuant to a margin account, loan or otherwise.

Including the pledging and hedging prohibition in an equity compensation plan is unnecessary and would not benefit our stockholders. We have adopted comprehensive and detailed policies – the FedEx Securities Manual – that regulate trading in FedEx stock by our employees, including our executive officers, and Board members. The Securities Manual also includes our policy on hedging and pledging transactions. A violation of the Securities Manual could result in termination of employment.

The proponent asserts that including the hedging and pledging prohibition in an equity compensation plan could more closely align the interest of directors and senior executives with stockholder interests. We disagree. All FedEx officers and directors are required to comply with the policies set forth in the Securities Manual, and our General Counsel oversees compliance with and enforcement of these policies. The inclusion of our policy on pledging and hedging in the Securities Manual is arguably stronger than the placement of the policy in an equity compensation plan, since violations of the Securities Manual could lead to termination of employment while violating a provision of the equity compensation plan would only affect the terms of equity compensation granted under the plan. The proposal’s request, therefore, in no way enhances the efficacy of the policy or provides any discernible benefit to our stockholders.

For these reasons, we believe that this proposal is unnecessary and not in the best interests of our stockholders. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

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PROPOSAL 7 — STOCKHOLDER PROPOSAL:
TAX PAYMENTS ON RESTRICTED STOCK AWARDS

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that the International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, the beneficial owner of 176 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

“RESOLVED: The stockholders of FedEx Corporation (the “Company”) urge the compensation committee of the board of directors to adopt a policy that the Company will not pay the personal taxes owned on restricted stock awards on behalf of named executive officers. This policy should be forward-looking and become effective when the Company next adopts or amends its equity compensation plans after the 2014 annual shareholder meeting. This policy should be implemented without violating the Company’s existing contractual obligations or the terms of any existing compensation or benefit plan.

SUPPORTING STATEMENT: Our Company has a policy under which it pays the taxes on restricted stock awards received by named executive officers. FedEx determines the total target value of the award and provides that value in two components: restricted shares and cash payment of taxes due. The number of shares delivered to the officers is reduced by the amount of taxes owed.

Last year’s proxy statement reports that four officers received a total of 31,235 shares of restricted stock on June 4, 2012. To alleviate the officers from the tax burden on these awards, FedEx paid $1,527,368 on their behalf. Similar tax payments were higher in the two previous years. In 2012, FedEx paid $1,533,734 on behalf of officers in receipt of restricted stock awards and in 2011, it paid $1,537,579.

We do not believe covering officers’ taxes is an effective use of corporate resources. Our Company’s primary competitor in the United States, United Parcel Service, does not pay its officers’ taxes on restricted stock awards. FedEx officers are among the most highly compensated employees at our firm and therefore are better equipped than many of our workers to pay their own taxes. The officers can choose to pay the taxes out of pocket or sell shares in an amount equal to the tax obligation.

The Securities and Exchange Commission required FedEx to include the taxes paid on behalf of officers in the Summary Compensation Table of its 2013 proxy statement as “other compensation.” In that reporting, FedEx acknowledged the requirement but argued, “we do not believe these payments are ‘tax gross-ups’ in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients.”

A difference in how the tax payments are calculated and reported, however, does not excuse the Company’s decision to continue with the outdated and much criticized practice of paying officers’ personal taxes. Such a practice sends a signal that the board is either unaware of or disregards investor concerns about executive payments that are untied to performance.

     We urge our fellow shareholders to vote in favor of this proposal.”

Board of Directors’ Statement in Opposition

The Board of Directors and its Compensation and Nominating & Governance Committees have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

FedEx’s restricted stock program has been in place for over 20 years and has encouraged FedEx executives to own and retain company stock. By facilitating the ownership of FedEx shares by our executives, we strengthen the alignment of their interests with those of our investors. When granting restricted stock, the Compensation Committee first determines the total target value of the award and then approves the delivery of that value in two components: restricted shares and cash payment of taxes due. The total target value of the award is the same as it would be if the company did not provide tax payments. Because the amount of the tax payment is included in the calculation of the target value of the restricted stock award, the officers receive fewer shares of each award by an amount equal in value to the tax payment.

This methodology prevents the need for an officer to make a disposition of FedEx stock to cover the tax consequences of a restricted stock award and dilute his or her interest in FedEx. Absent the tax payment, the number of shares received in each award would be larger by an amount equal in value to the forgone tax payment, thereby having a dilutive effect on our stockholders’ equity interest in FedEx. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do

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PROPOSAL 7 — STOCKHOLDER PROPOSAL: TAX PAYMENTS ON RESTRICTED STOCK AWARDS

not believe these payments are “tax gross-ups” in the traditional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients. The following chart illustrates this principle, using the target value for the fiscal year 2014 restricted stock awards granted to FedEx Corporation executive vice presidents (as in previous years, Frederick W. Smith, FedEx’s Chairman of the Board, President and Chief Executive Officer, did not receive a restricted stock award in fiscal 2014):

Target Value of Restricted Stock Award

Not only is the value to the officer, as well as the cost to the company, generally the same as it would be otherwise, but this practice uses fewer shares of stock to arrive at the same benefit and has proved extremely successful in retaining executives and enabling them to retain their shares.

In sum, we strongly believe that our restricted stock program is effectively designed and is aligned with the best interests of our stockholders. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

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PROPOSAL 8 — STOCKHOLDER PROPOSAL:
POLITICAL DISCLOSURE AND ACCOUNTABILITY

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

FedEx has been notified that the Comptroller of the City of New York, 1 Centre Street, New York, New York 10007-2341, as custodian and a trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, the beneficial owner of 669,548 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

     “Resolved, that the shareholders of FedEx (“Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

     (a) Policies and procedures for making political contributions and expenditures (both direct and indirect) with corporate funds, including the board’s role (if any) in that process, and

     (b) Monetary and non-monetary political contributions or expenditures that could not be deducted as an “ordinary and necessary” business expense under section 162(e) of the Internal Revenue Code; this would include (but not be limited to) contributions to or expenditures on behalf of political candidates, political parties, political committees and other entities organized and operating under sections 501(c)(4) of the Internal Revenue Code, as well as the portion of any dues or payments that are made to any tax-exempt organization (such as a trade association) and that are used for an expenditure or contribution that, if made directly by the Company, would not be deductible under section 162(e) of the Internal Revenue Code.

     The report shall identify all recipients and the amount paid to each recipient from Company funds.

Stockholder Supporting Statement

     As long-term shareholders of FedEx, we support transparency and accountability in corporate spending on political activities. Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws.

     We recognize that our Company offers a brief policy on corporate political spending on its website that states that the company does not contribute corporate funds directly to candidates or ballot issue campaigns. This policy leaves significant gaps, however, since it does not address certain avenues of spending, including:

  A list of trade associations to which it belongs and how much of the company’s payments were used for political purposes
  Payments to any other third-party organization, including those organized under the section 501(c)(4) of the Internal Revenue Service codes, used for political purposes, and
  Independent expenditures that advocate the election or defeat of a candidate.

     Meanwhile, publicly available records show that FedEx contributed at least $4.2 million in corporate funds since 2003. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org) In addition, FedEx scored just 42.9 out of 100 points in the 2013 CPA-Zicklin Index of Corporate Political Accountability and Disclosure, placing it near the bottom of a ranking of the 196 largest U.S. companies. This is in comparison with our Company’s peer, UPS, which scored 94.3 and placed in the top tier of the group.

     The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including UPS, Merck and Microsoft that support political disclosure and accountability and present this information on their websites.

     The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.”

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PROPOSAL 8 — STOCKHOLDER PROPOSAL: POLITICAL DISCLOSURE AND ACCOUNTABILITY

Board of Directors’ Statement in Opposition

The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that its adoption would not be in the best interests of our stockholders.

The Board believes it is in the best interests of our stockholders for FedEx to be an effective participant in the political process. We are subject to extensive regulation at the federal and state levels and are involved in a number of legislative initiatives across a broad spectrum of policy areas that can have an immediate and dramatic effect on our operations. We ethically and constructively promote legislative and regulatory actions that further the business objectives of FedEx and attempt to protect FedEx from unreasonable, unnecessary or burdensome legislative or regulatory actions at all levels of government.

As more fully described in our policy regarding political contributions (which is available in the Governance & Citizenship section of the Investor Relations page of our website at http://investors.fedex.com), we actively participate in the political process with the ultimate goal of promoting and protecting the economic future of FedEx and our stockholders and employees.

An important part of participating effectively in the political process is making prudent political contributions — but only where permitted by applicable law. Political contributions of all types are subject to extensive governmental regulation and public disclosure requirements, and FedEx is fully committed to complying with all applicable campaign finance laws. For example, corporate contributions are subject to certain limitations at the federal level, and we make none. While some states allow corporate contributions to candidates or political parties, it is FedEx’s policy not to make such contributions. FedEx also does not make corporate contributions to groups organized under section 527 of the Internal Revenue Code, other than membership dues, event sponsorships, and contributions to the organizational committees of the Democratic and Republican national party conventions and the annual conferences of the Democratic and Republican Governors Associations. None of these expenditures are used to support any election-related activity or ballot initiatives at the federal, state or local level. These limited corporate expenditures are approved by the Corporate Vice President of Government Affairs, in consultation with appropriate members of FedEx senior management. The Executive Vice President and General Counsel provides periodic updates to the Board of Directors on FedEx’s political activities. FedEx files quarterly reports with the United States House of Representatives and Senate that disclose a list of our lobbying activities, and these reports are publicly available at http://lobbyingdisclosure.house.gov/. As a result of these policies and mandatory public disclosure requirements, the Board has concluded that ample public information exists regarding FedEx’s political contributions to alleviate the concerns cited in this proposal.

FedEx also provides an opportunity for its employees to participate in the political process by joining FedEx’s non-partisan political action committee (“FedExPAC”). FedExPAC allows our employees to pool their financial resources to support federal, state and local candidates, political party committees and political action committees. The political contributions made by FedExPAC are funded entirely by the voluntary contributions of our employees. No corporate funds are used. Appropriate members of FedEx senior management decide which candidates, campaigns and committees FedExPAC will support based on a nonpartisan effort to advance and protect the interests of FedEx and our stockholders and employees. Moreover, FedExPAC’s activities are subject to comprehensive regulation by the federal government, including detailed disclosure requirements, which include monthly reports with the Federal Election Commission. These reports are publicly available at http://fec.gov/ and include an itemization of FedExPAC’s receipts and disbursements, including any political contributions.

Our participation in the political process is designed to promote and protect the economic future of FedEx and our stockholders and employees, and we make political contributions and maintain memberships with a variety of trade associations expressly for that purpose. Participation as a member of these associations comes with the understanding that we may not always agree with all of the positions of the organizations or other members, but that we believe that the associations take many positions and address many issues in a meaningful and influential manner and in a way that will work to continue to provide strong financial returns.

We have in place effective reporting and compliance procedures to ensure that our political contributions are made in accordance with applicable law and we closely monitor the appropriateness and effectiveness of the political activities undertaken by the most significant trade associations in which we are a member. For example, we have policies that govern FedEx employee involvement in trade associations and accounting procedures that allow us to record and monitor these expenditures.

Finally, the Board believes that the expanded disclosure requested in this proposal could place FedEx at a competitive disadvantage by revealing its strategies and priorities. Because parties with interests adverse to FedEx also participate in the political process to their business advantage, any unilateral expanded disclosure, above what is required by law and equally applicable to all similar parties engaged in public debate, could

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benefit those parties while harming the interests of FedEx and our stockholders. The Board believes that any reporting requirements that go beyond those required under existing law should be applicable to all participants in the process, rather than FedEx alone (as the proponent requests).

In short, we believe that this proposal is duplicative and unnecessary, as a comprehensive system of reporting and accountability for political contributions already exists. If adopted, the proposal would apply only to FedEx and to no other company and would cause FedEx to incur undue cost and administrative burden, as well as competitive harm, without commensurate benefit to our stockholders. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

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INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote at the annual meeting?

The record date for the meeting is August 4, 2014. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is FedEx common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 283,957,730 shares of FedEx common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner? Am I entitled to vote if my shares are held in “street name”?

If your shares are registered in your name with FedEx’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by FedEx.

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “bank or broker”), along with a voting instruction form. As the beneficial owner, you have the right to direct your bank or broker how to vote your shares by using the voting instruction form or by following its instructions for voting by telephone or on the Internet (if made available by your bank or broker with respect to any shares you hold in street name), and the bank or broker is required to vote your shares in accordance with your instructions.

If you do not give voting instructions, your broker will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Absent your instructions, the broker will not be permitted, however, to vote your shares on the election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2) or the adoption of the five stockholder proposals (Proposals 4 through 8), and your shares will be considered “broker non-votes” on those proposals. See “How will broker non-votes be treated?” below.

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from your bank or broker.

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form that means your shares are registered differently and are held in more than one account. To ensure that all your shares are voted, please sign and return by mail all proxy cards and voting instruction forms or vote each account over the Internet or by telephone (if made available by the bank or broker with respect to any shares you hold in street name).

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

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What if a quorum is not present at the meeting?

If a quorum is not present at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present, in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

1.	YOU MAY VOTE BY MAIL. If you properly complete, sign and date the accompanying proxy card or voting instruction form and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.
2.	YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET. If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring your admission ticket. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time on September 28, 2014.

If you are the beneficial owner of shares held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. The availability of telephone and Internet voting will depend on the voting process of your bank or broker. We recommend that you follow the instructions set forth on the voting instruction form provided to you.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

3.	YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your bank or broker, bring it with you to the meeting, and hand it in with a signed ballot that will be provided to you at the meeting. Beneficial owners will not able to vote their shares at the meeting without a legal proxy.

How do I vote my shares held in the FedEx employee stock purchase plan or in any FedEx benefit plan?

If you own shares of FedEx common stock through the FedEx employee stock purchase plan or any FedEx or subsidiary benefit plan, you can direct the record holder or the plan trustee to vote the shares held in your account in accordance with your instructions by completing the proxy card and returning it in the enclosed envelope or by registering your instructions via the Internet or telephone as directed on the proxy card. If you register your voting instructions by telephone or on the Internet, you do not have to mail in the proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. In order to instruct a record holder or plan trustee on the voting of shares held in your account, your instructions must be received by September 24, 2014. If your voting instructions are not received by that date, each plan trustee will vote your shares in the same proportion as the plan shares for which voting instructions have been received.

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INFORMATION ABOUT THE ANNUAL MEETING

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.” You also must bring a valid government-issued photo identification, such as a driver’s license or a passport. If you received your proxy materials through the Internet, you should follow the instructions provided to print a paper admission ticket.

If your shares are held in street name, you must bring the “Admission Ticket” that either accompanies or is the stub portion of your voting instruction form. Alternatively, you may bring other proof of ownership, such as a brokerage account statement, which clearly shows your ownership of FedEx common stock as of the record date. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the meeting room, and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Can I change my vote after I submit my proxy?

Yes, if you are a registered stockholder you may revoke your proxy and change your vote prior to the completion of voting at the meeting by:

  submitting a valid, later-dated proxy card or a later-dated vote by telephone or on the Internet in a timely manner (the latest-dated, properly completed proxy that you submit in a timely manner, whether by mail, by telephone or on the Internet, will count as your vote); or
  giving written notice of such revocation to the Secretary of FedEx prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

If your shares are held in street name, you should contact your bank or broker and follow its procedures for changing your voting instructions. You also may vote in person at the meeting if you obtain a legal proxy from your bank or broker.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to FedEx unless:

  required by law;
  you expressly request disclosure on your proxy; or
  there is a proxy contest.

Who will count the votes?

FedEx’s transfer agent, Computershare Trust Company, N.A., will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

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INFORMATION ABOUT THE ANNUAL MEETING

What if I am a registered stockholder and do not specify how my shares are to be voted on my proxy card?

If you properly submit a proxy but do not indicate any voting instructions, your shares will be voted:

  FOR the election of each of the twelve nominees named in this proxy statement to the Board of Directors;
  FOR the advisory proposal to approve named executive officer compensation;
  FOR the ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm; and
  AGAINST each of the stockholder proposals.

Will any other business be conducted at the meeting?

Certain stockholders have notified us of their intent to propose a resolution at the meeting requesting that the Board of Directors take the steps necessary to drop or distance ties with the NFL Washington Redskins team, logos and/or stadium sponsorship until the franchise changes the team’s name (the “Floor Proposal”). We have not received notice of, and are not aware of, any business to come before the meeting other than the agenda items referred to in this proxy statement and the possible submission of the Floor Proposal.

The Floor Proposal is not included in this proxy statement. If the Floor Proposal is presented at the meeting, the proxy holders will have discretionary voting authority under Rule 14a-4(c) under the Securities Exchange Act of 1934 with respect to the Floor Proposal and intend to exercise such discretion to vote AGAINST such proposal. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

What happens if a director nominee does not receive the required majority vote?

Each nominee is a current director who is standing for reelection. Accordingly, each nominee has tendered an irrevocable resignation from the Board of Directors that will take effect if the nominee does not receive the required majority vote and the Board accepts the resignation. If the Board accepts the resignation, the nominee will no longer serve on the Board of Directors, and if the Board rejects the resignation, the nominee will continue to serve until his or her successor has been duly elected and qualified or until his or her earlier disqualification, death, resignation or removal. See “Corporate Governance Matters — Majority-Voting Standard for Director Elections” above.

What happens if a director nominee is unable to stand for election?

If a director nominee named in this proxy statement is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

What happens if a stockholder proposal is approved?

Approval of a stockholder proposal would merely serve as a recommendation to the Board to take the necessary steps to implement such proposal.

2014 Proxy Statement       75

INFORMATION ABOUT THE ANNUAL MEETING

How will abstentions be treated?

Abstentions will have no effect on the election of directors (Proposal 1). For each of the other proposals, abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.

How will broker non-votes be treated?

If your shares are held in street name, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker.

If you hold your shares in street name and you do not instruct your broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Your shares will be treated as broker non-votes on all the other proposals, including the election of directors (Proposal 1).

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote. Thus, absent voting instructions from you, your broker may not vote your shares on the election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2) or the adoption of the five stockholder proposals (Proposals 4 through 8). A broker non-vote with respect to these proposals will not affect their outcome.

Will the meeting be webcast?

Yes, you are invited to visit the News & Events section of the Investor Relations page of our website (http://investors.fedex.com) at 8:00 a.m. Central time on September 29, 2014, to access the live webcast of the meeting. An archived copy of the webcast will be available on our website for at least one year. The information on FedEx’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement.

76       2014 Proxy Statement

ADDITIONAL INFORMATION

Proxy Solicitation

FedEx will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, our directors, officers and regular employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. FedEx will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. FedEx has retained Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $12,500 plus reimbursement of certain disbursements and expenses.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery will receive only one copy of this proxy statement and the 2014 Annual Report to Stockholders, unless contrary instructions have been received from one or more of these stockholders. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our annual report and proxy statement for your household, please contact our transfer agent at Computershare Investor Services (for overnight mail delivery: 211 Quality Circle, Suite 210, College Station, Texas 77845; for regular mail delivery: P.O. Box 30170, College Station, Texas 77842; by telephone: in the U.S. or Canada, 1-800-446-2617; outside the U.S. or Canada, 1-781-575-2723).

If you participate in householding and wish to receive a separate copy of this proxy statement and the 2014 Annual Report to Stockholders, or if you do not wish to participate in householding and prefer to receive separate copies of future annual reports and proxy statements, please contact Computershare as indicated above. A separate copy of this proxy statement and the 2014 Annual Report to Stockholders will be delivered promptly upon request.

Beneficial owners of shares held in street name can request information about householding from their banks, brokerage firms or other holders of record.

2014 Proxy Statement       77

STOCKHOLDER PROPOSALS FOR
2015 ANNUAL MEETING

Stockholder proposals intended to be presented at FedEx’s 2015 annual meeting must be received by FedEx no later than April 20, 2015, to be eligible for inclusion in FedEx’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2015 annual meeting, including nominations of director candidates, FedEx’s Bylaws require stockholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2015 annual meeting of stockholders, our Bylaws require notice to be provided to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120, as early as June 1, 2015, but no later than July 1, 2015. Our Bylaws are available under “Policies and Guidelines” in the Governance & Citizenship section of the Investor Relations page of our website at http://investors.fedex.com. Except as otherwise provided by law, the chairman of the meeting will declare out of order and disregard any nomination or other business proposed to be brought before the meeting by a stockholder that is not made in accordance with our Bylaws.

By order of the Board of Directors,

Christine P. Richards
Executive Vice President, General Counsel and Secretary

78       2014 Proxy Statement

APPENDIX A	COMPANIES IN EXECUTIVE COMPENSATION
COMPARISON SURVEY GROUP

3M Company	Ericsson Television
7-Eleven, Inc.	Express Scripts, Inc.
Abbott Laboratories	Fiat Industrial S.p.A.
Accenture plc	Fluor Corporation
Adecco S.A.	Fox Networks Group, Inc.
Alcoa Inc.	Freeport-McMoRan Copper & Gold Inc.
Alcon Laboratories, Inc.	General Dynamics Corporation
Amazon.com, Inc.	GlaxoSmithKline plc
American Broadcasting Company	The Goodyear Tire & Rubber Company
Arrow Electronics, Inc.	Google Inc.
Ascension Health	HCA Holdings, Inc.
AstraZeneca PLC	Healthcare Services Group, Inc.
BAE Systems plc	Hess Corporation
Bayer AG	Hoffman-La Roche Inc.
Bayer Business & Technology Services	Home Box Office, Inc.
Bayer CropScience	Honeywell International Inc.
Bayer HealthCare	Hyundai Motor America
Bayer MaterialScience	Iberdrola Renewables, LLC
Bechtel Systems & Infrastructure, Inc.	IKEA International A/S
Best Buy Co., Inc.	Intel Corporation
BG US Services, Inc.	International Paper Company
The Boeing Company	Johnson & Johnson
Bristol-Myers Squibb Company	Johnson Controls, Inc.
Bunge Limited	Kaiser Foundation Health Plan, Inc.
C & S Wholesale Grocers	KDDI Corporation
Caterpillar Inc.	Kimberly-Clark Corporation
Chrysler Group LLC	KPMG LLP
CHS Inc.	Kraft Foods Group, Inc.
Cisco Systems, Inc.	Lenovo Group Limited
The Coca-Cola Company	Lockheed Martin Corporation
Comcast Corporation	L’oreal
Compass Group PLC	LSG Sky Chefs
ConocoPhillips	LyondellBasell
Continental Automotive Systems US, Inc.	Macy’s, Inc.
Deere & Company	Magna International Inc.
Delhaize America, LLC	ManpowerGroup Inc.
Dell Inc.	Mars, Incorporated
Delta Air Lines, Inc.	McDonald’s Corporation
The DIRECTV Group, Inc.	Merck & Co., Inc.
The Dow Chemical Company	Microsoft Corporation
E. I. du Pont de Nemours and Company	Murphy Oil Corporation
Eli Lilly and Company	News Corporation
EMC Corporation	NIKE, Inc.
Emerson Electric Co.	Nokia Corporation
Enterprise Products Partners L.P.	Northrop Grumman Corporation

2014 Proxy Statement       A-1

Appendix A  Companies in Executive Compensation Comparison Survey Group

Novartis Consumer Health, Inc.	SUPERVALU INC.
Occidental Petroleum Corporation	Sysco Corporation
Orange Business Services	Target Corporation
PepsiCo, Inc.	Tech Data Corporation
Pfizer Inc.	Telvent
Philip Morris International Inc.	Tesoro Corporation
Philips International B.V.	Time Inc.
Publix Super Markets, Inc.	Time Warner Inc.
Raytheon Company	The TJX Companies, Inc.
Ricoh Americas Corporation	T-Mobile US, Inc.
Rio Tinto plc	Turner Broadcasting System, Inc.
Rite Aid Corporation	Twentieth Century Fox Film Corporation
Roche Diagnostics Corporation	Tyson Foods, Inc.
Safeway Inc.	Unilever United States, Inc.
Sandoz	United Continental Holdings, Inc.
Sanofi	United Parcel Service, Inc.
Schlumberger Limited	U.S. Foodservice, Inc.
Siemens Corporation	United Technologies Corporation
Sodexo	The Walt Disney Company
Sprint Nextel Corporation	Warner Bros. Entertainment Inc.
Staples, Inc.	Wm. Wrigley Jr. Company
Sunoco, Inc.	Xerox Corporation

A-2       2014 Proxy Statement

Annual Meeting Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern time on September 28, 2014.

Vote by Internet Go to www.investorvote.com/FEDX Or scan the QR code with your smartphone Follow the steps outlined on the secure website

Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card/Sign and Date on Reverse Side

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	The Board of Directors recommends a vote FOR each of the listed nominees and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

	01 - James L. Barksdale	☐	☐	☐	02 - John A. Edwardson	☐	☐	☐	03 - Marvin R. Ellison	☐	☐	☐

	04 - Kimberly A. Jabal	☐	☐	☐	05 - Shirley Ann Jackson	☐	☐	☐	06 - Gary W. Loveman	☐	☐	☐

	07 - R. Brad Martin	☐	☐	☐	08 - Joshua Cooper Ramo	☐	☐	☐	09 - Susan C. Schwab	☐	☐	☐

	10 - Frederick W. Smith	☐	☐	☐	11 - David P. Steiner	☐	☐	☐	12 - Paul S. Walsh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Advisory vote to approve named executive officer compensation.	☐	☐	☐	3.	Ratification of independent registered public accounting firm.	☐	☐	☐

B	The Board of Directors recommends a vote AGAINST Proposals 4 through 8.

		For	Against	Abstain			For	Against	Abstain

4.	Stockholder proposal regarding proxy access for shareholders.	☐	☐	☐	5.	Stockholder proposal regarding simple majority vote-counting.	☐	☐	☐

6.	Stockholder proposal regarding hedging and pledging policy.	☐	☐	☐	7.	Stockholder proposal regarding tax payments on restricted stock awards.	☐	☐	☐

8.	Stockholder proposal regarding political disclosure and accountability.	☐	☐	☐

Admission Ticket

FedEx Corporation
Annual Meeting of Stockholders
Monday, September 29, 2014
8:00 a.m. local time
FedEx Express World Headquarters
Auditorium
3670 Hacks Cross Road, Building G, Memphis, TN 38125

If you wish to attend the annual meeting in person, you will need to bring this Admission Ticket with you.

Please present this Admission Ticket and a valid government-issued photo identification (such as a driver’s license or a passport) for admission to the meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the meeting room, and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

This Admission Ticket is not transferable.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy Solicited on Behalf of the Board of Directors of FedEx Corporation for the Annual Meeting of Stockholders, September 29, 2014

The undersigned hereby constitutes and appoints Christine P. Richards and Alan B. Graf, Jr., and each of them, his or her true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of FedEx Corporation common stock of the undersigned at the Annual Meeting of Stockholders of FedEx to be held in the auditorium at the FedEx Express World Headquarters, 3670 Hacks Cross Road, Building G, Memphis, Tennessee 38125, on Monday, September 29, 2014, at 8:00 a.m. local time, and at any postponements or adjournments thereof, on Proposals 1 through 8 as specified on the reverse side hereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting. This card also constitutes voting instructions for any shares held for the undersigned in the FedEx employee stock purchase plan or in any benefit plan of FedEx Corporation or its subsidiaries. If you wish to instruct a record holder or plan trustee on the voting of shares held in your account, your instructions must be received by September 24, 2014. If no direction is given, the plan trustee will vote the shares held in your account in the same proportion as votes received from other plan participants.

This proxy, when properly signed, dated and returned, will be voted as specified by you. If no direction is made, this proxy will be voted (and voting instructions given) FOR each of the director nominees, FOR Proposals 2 and 3, and AGAINST Proposals 4 through 8. The Board of Directors recommends that you vote FOR each of the director nominees, FOR Proposals 2 and 3, and AGAINST Proposals 4 through 8. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Ms. Richards and Mr. Graf cannot vote your shares unless you sign, date and return this card or vote on the Internet or by telephone.

If you vote by the Internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the annual meeting in person, however, you will need to bring the Admission Ticket attached to this proxy card with you.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

C	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Mark this box if you would like your name to be disclosed with your vote and comments, if any.
☐

D	Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below.
The signer hereby revokes all proxies previously given by the signer to vote at said meeting or at any postponements or adjournments thereof.
NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, officer, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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